================================================================================

                                                                  EXECUTION COPY

                       AMENDED AND RESTATED LOAN AGREEMENT

                          dated as of November 7, 2002

                                  by and among

                       HEART HOSPITAL OF SAN ANTONIO, LP,
                                  as Borrower,

                         the Lenders referred to herein,

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              as Syndication Agent

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Documentation Agent

                       BANC OF AMERICA SECURITIES, LLC and
                         DEUTSCHE BANC ALEX. BROWN INC.,
                    as Co-Lead Arrangers and Co-Book Managers

================================================================================

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS..................................................................................    2
SECTION 1.1   Definitions..............................................................................    2
SECTION 1.2   General..................................................................................   20
SECTION 1.3   Other Definitions and Provisions.........................................................   20

ARTICLE II CONSTRUCTION LOAN FACILITY..................................................................   20
SECTION 2.1   Commitment...............................................................................   21
SECTION 2.2   Procedure for Disbursement of Construction Loan Advances.................................   21
SECTION 2.3   Repayment of Construction Loan Advances..................................................   23
SECTION 2.4   Prepayment of Construction Loan Advances.................................................   23
SECTION 2.5   Construction Loan Notes..................................................................   24
SECTION 2.6   Use of Proceeds..........................................................................   24
SECTION 2.7   Budget Reallocation......................................................................   25
SECTION 2.8   Project Deposit..........................................................................   25
SECTION 2.9   Direct Construction Loan Advances........................................................   26

ARTICLE III GENERAL LOAN PROVISIONS....................................................................   26
SECTION 3.1   Interest.................................................................................   26
SECTION 3.2   Notice and Manner of Conversion or Continuation of Construction Loan Advances............   29
SECTION 3.3   Fees.....................................................................................   30
SECTION 3.4   Manner of Payment........................................................................   30
SECTION 3.5   Crediting of Payments and Proceeds.......................................................   31
SECTION 3.6   Adjustments..............................................................................   31
SECTION 3.7   Nature of Obligations of the Lenders Regarding Construction Loan Advances;
              Assumption by the Administrative Agent...................................................   31
SECTION 3.8   Changed Circumstances....................................................................   32
SECTION 3.9   Indemnity................................................................................   34
SECTION 3.10  Capital Requirements.....................................................................   34
SECTION 3.11  Taxes....................................................................................   34
SECTION 3.12  Security.................................................................................   36
SECTION 3.13  Replacement of Lenders...................................................................   37

ARTICLE IV CLOSING; CONDITIONS OF CLOSING AND BORROWING................................................   38
SECTION 4.1   Closing..................................................................................   38
SECTION 4.2   Conditions to Closing and Initial Construction Loan Advance..............................   38
SECTION 4.3   Conditions to All Construction Loan Advances.............................................   47
SECTION 4.4   Final Construction Loan Advance for Improvements.........................................   48

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BORROWER...............................................   50
SECTION 5.1   Representations and Warranties...........................................................   50
SECTION 5.2   Survival of Representations and Warranties, Etc..........................................   60

FINANCIAL INFORMATION AND REPORTS......................................................................   61
SECTION 6.1   Financial Statements.....................................................................   61
SECTION 6.2   Officer's Compliance Certificate.........................................................   62
SECTION 6.3   Accountant's Certificate.................................................................   63
SECTION 6.4   Other Reports............................................................................   63
SECTION 6.5   Notice of Litigation and Other Matters...................................................   64
SECTION 6.6   Accuracy of Information..................................................................   66

ARTICLE VII AFFIRMATIVE COVENANTS......................................................................   66
SECTION 7.1   Preservation of Existence and Related Matters............................................   66
SECTION 7.2   Maintenance of Property..................................................................   66
SECTION 7.3   Accounting Methods and Financial Records.................................................   66
SECTION 7.4   Payment and Performance of Obligations...................................................   66
SECTION 7.5   Compliance With Laws and Approvals.......................................................   67
SECTION 7.6   Environmental Laws.......................................................................   67
SECTION 7.7   Compliance with ERISA....................................................................   67
SECTION 7.8   Compliance With Agreements...............................................................   68
SECTION 7.9   Visits and Inspections...................................................................   68
SECTION 7.10  Construction of the Improvements.........................................................   68
SECTION 7.11  Storage of Materials.....................................................................   69
SECTION 7.12  Advertising by the Lenders...............................................................   69
SECTION 7.13  Annual Appraisal.........................................................................   69
SECTION 7.14  Construction Consultant..................................................................   69
SECTION 7.15  Reports and Vouchers.....................................................................   70
SECTION 7.16  Equipment Financing......................................................................   70
SECTION 7.17  Maintenance of Licenses, Etc.............................................................   70
SECTION 7.18  Insurance................................................................................   71
SECTION 7.19  Further Assurances.......................................................................   71

ARTICLE VIII FINANCIAL COVENANTS.......................................................................   71
SECTION 8.1   Minimum EBITDA...........................................................................   71
SECTION 8.2   Debt Service Coverage Ratio..............................................................   71

ARTICLE IX NEGATIVE COVENANTS..........................................................................   72
SECTION 9.1   Limitations on Debt......................................................................   72
SECTION 9.2   Limitations on Liens.....................................................................   73
SECTION 9.3   Limitations on Loans, Advances, Investments and Acquisitions.............................   74
SECTION 9.4   Limitations on Mergers and Liquidation...................................................   75
SECTION 9.5   Limitations on Sale of Assets............................................................   75
SECTION 9.6   Limitation on Distributions..............................................................   76
SECTION 9.7   Amendments, Payments and Prepayments of Subordinated Debt................................   77
SECTION 9.8   Transactions With Affiliates.............................................................   78
SECTION 9.9   Restrictive Agreements...................................................................   78
SECTION 9.10  Certain Accounting Changes; Organizational Documents.....................................   78
SECTION 9.11  Changes to the Plans.....................................................................   78
SECTION 9.12  Contracts................................................................................   79

ARTICLE X DEFAULT AND REMEDIES.........................................................................   79
SECTION 10.1  Events of Default........................................................................   79
SECTION 10.2  Remedies.................................................................................   83
SECTION 10.3  Rights and Remedies Cumulative; Non-Waiver; etc..........................................   85

ARTICLE XI THE ADMINISTRATIVE AGENT....................................................................   86
SECTION 11.1  Appointment and Authorization of the Administrative Agent................................   86
SECTION 11.2  Delegation of Duties.....................................................................   86
SECTION 11.3  Liability of the Administrative Agent....................................................   86
SECTION 11.4  Reliance by the Administrative Agent.....................................................   87
SECTION 11.5  Notice of Default........................................................................   87
SECTION 11.6  Credit Decision; Disclosure of Information by the Administrative Agent...................   88
SECTION 11.7  Indemnification of the Administrative Agent..............................................   88
SECTION 11.8  The Administrative Agent in Its Individual Capacity......................................   89
SECTION 11.9  Successor Administrative Agent...........................................................   89
SECTION 11.10 Syndication Agent; Documentation Agent; Co-Lead Arranger.................................   90

ARTICLE XII MISCELLANEOUS..............................................................................   90
SECTION 12.1  Notices..................................................................................   90
SECTION 12.2  Expenses; Indemnity......................................................................   92
SECTION 12.3  Set-off..................................................................................   93
SECTION 12.4  Governing Law............................................................................   93
SECTION 12.5  Jurisdiction and Venue...................................................................   93
SECTION 12.6  Waiver of Right to Trial by Jury.........................................................   94
SECTION 12.7  Reversal of Payments.....................................................................   94
SECTION 12.8  Injunctive Relief; Punitive Damages......................................................   95
SECTION 12.9  Accounting Matters.......................................................................   95
SECTION 12.10 Successors and Assigns; Participations...................................................   95
SECTION 12.11 Amendments, Waivers and Consents.........................................................   99
SECTION 12.12 Confidentiality..........................................................................   99
SECTION 12.13 Performance of Duties....................................................................  100
SECTION 12.14 All Powers Coupled with Interest.........................................................  100
SECTION 12.15 Survival of Indemnities..................................................................  100
SECTION 12.16 Titles and Captions......................................................................  100
SECTION 12.17 Severability of Provisions...............................................................  101
SECTION 12.18 Counterparts.............................................................................  101
SECTION 12.19 Term of Agreement........................................................................  101
SECTION 12.20 Advice of Counsel........................................................................  101
SECTION 12.21 No Strict Construction...................................................................  101
SECTION 12.22 Inconsistencies with Other Documents; Independent Effect of Covenants....................  101

                             EXHIBITS AND SCHEDULES

EXHIBITS
Exhibit A         -    Land
Exhibit B         -    Form of Construction Loan Note
Exhibit C         -    Form of Draw Request
Exhibit D         -    Form of Notice of Account Designation
Exhibit E         -    Form of Notice of Prepayment
Exhibit F         -    Form of Notice of Conversion/Continuation
Exhibit G         -    Form of Assignment and Acceptance
Exhibit H         -    Form of Guaranty Agreement
Exhibit I         -    Form of Officer's Compliance Certificate
Exhibit J         -    Form of Security Agreement
Exhibit K         -    Form of Pledge Agreement
Exhibit L         -    Plans and Specifications
Exhibit M         -    Budget
Exhibit N         -    Storage of Materials

SCHEDULES

Schedule 1.1(a)   -    Lenders and Commitments
Schedule 1.1(b)   -    Guarantors
Schedule 1.1(c)   -    Related Credit Documents
Schedule 1.1(d)   -    Related Guaranty Agreements
Schedule 5.1(b)   -    Capitalization
Schedule 5.1(l)   -    Material Contracts
Schedule 5.1(s)   -    Debt and Guaranty Obligations
Schedule 5.1(t)   -    Litigation
Schedule 9.8      -    Permitted Transactions With Affiliates

                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 7th day of November, 2002, by and among HEART HOSPITAL OF SAN ANTONIO, LP, a Texas limited partnership, as Borrower, the lenders who are or may become a party to this Agreement, as Lenders, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent for the Lenders, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent.

                              STATEMENT OF PURPOSE

         WHEREAS, the Borrower entered into that certain Construction Loan Agreement, dated as of January 29, 2002 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Existing Loan Agreement"), between the Borrower and MedCath Incorporated (successor by merger to MedCath Finance Company), which was secured by that certain Deed of Trust, Assignment, Security Agreement and Financing Statement, dated January 29, 2002 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Existing Deed of Trust"), recorded as Document No. 20020249975 at Volume 9235, Page 1, from Grantor to Rio Grande Valley Abstract Co., Inc., as Trustee in favor of MedCath Incorporated;


         WHEREAS, the Borrower has requested that the Lenders provide the Construction Loan Facility (defined below) for the purpose of refinancing the Existing Loan Agreement and for the purposes hereinafter set forth;

         WHEREAS, in connection with the refinancing of the Existing Loan Agreement, MedCath Incorporated shall assign all of its right, title and interest in and to the Existing Loan Agreement and the Existing Deed of Trust in favor of the Administrative Agent, on behalf of the Lenders, and the Administrative Agent and the Lenders are willing to accept such assignment (the "Assignment");

         WHEREAS, in connection with the Assignment and subject to the terms and conditions hereof, the Borrower and the Lenders desire to amend, restate and consolidate the terms of the Existing Loan Agreement, as amended hereby, and have agreed to amend, restate and consolidate the Existing Deed of Trust in its entirety.

         WHEREAS, upon the consummation of the Assignment and subject to the terms and conditions set forth herein, the Lenders have agreed to make the requested Construction Loan Facility available to the Borrower;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

         "Adjusted Debt Service" means, with respect to the Borrower for any period, the sum of the following determined, without duplication, in accordance with GAAP: (i) all Interest Expense due and payable in cash or which was paid during such period (excluding all Interest Expense paid during such period by the Borrower to MedCath Incorporated) plus (ii) all scheduled principal payments of Debt (excluding payments of Debt to MedCath Incorporated) which were paid during such period.

         "Adjusted EBITDA" means, with respect to the Borrower for any period,
(i) EBITDA for such period less (ii) maintenance Capital Expenditures of $200,000 for each fiscal quarter during such period.

         "Administrative Agent" means Bank of America, N.A. in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to
Section 11.9.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 12.1(c).

         "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided, however, that the term "Affiliate" shall not include any owner of the Borrower (other than the Parent and its Subsidiaries).

         "Administrative Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, Banc of America Securities LLC as a Co-Lead Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be thirty-one million six hundred thousand Dollars ($31,600,000).

         "Aggregate Project Cost" shall have the meaning assigned thereto in
Section 5.1(v).

         "Agreement" means this Amended and Restated Loan Agreement, as amended, restated, supplemented or otherwise modified from time to time.

         "Applicable Law" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, requirements, ordinances, codes, constitutions and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "Applicable Margin" shall have the meaning assigned thereto in Section 3.1(c).

         "Appraised Value" means Sixty-Seven Million Seven Hundred Thousand Dollars ($67,700,000).

         "Approved Fund" shall have the meaning assigned thereto in Section 12.10(h).

         "Architect" means Odell Associates Inc.

         "Architect's Contract" means the Agreement for Architectural Services between the Borrower and the Architect, dated January 21, 2002.

         "Assignment and Acceptance" means an Assignment and Acceptance substantially in the form of Exhibit G attached hereto.

         "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel.

         "Bank of America" means Bank of America, N.A., a national banking association, and its successors.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means any Construction Loan Advance bearing interest at a rate based upon the Base Rate as provided in Section 3.1(a).

         "Benefited Lender" shall have the meaning assigned thereto in Section 3.6.

         "Borrower" means Heart Hospital of San Antonio, LP, a Texas limited partnership, in its capacity as borrower hereunder.

         "Budget" means the budget prepared with respect to the Project by the Borrower and approved by the Administrative Agent, which is attached hereto as Exhibit M.

         "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Eurodollar Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

         "Calculation Date" shall have the meaning assigned thereto in Section 3.1(c).

         "Capital Asset" means, with respect to the Borrower, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a balance sheet of the Borrower.

         "Capital Expenditures" means, with respect to the Borrower for any period, the aggregate cost of all Capital Assets acquired by the Borrower during such period, as determined in accordance with GAAP.

         "Capital Lease" means any lease of any property by the Borrower, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a balance sheet of the Borrower.

         "Cash Flow Available For Distribution" means, with respect to the Borrower for any period, the sum of the following determined, without duplication, in accordance with GAAP: (i) EBITDA for such period less (ii) all principal and interest payments required to be paid with respect to Senior Debt during such period less (iii) all Unfinanced Capital Expenditures during such period.

         "Change in Control" shall have the meaning assigned thereto in Section 10.1(j).

         "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 4.2 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent, in its sole discretion.

         "CMS" means the Center for Medicare and Medicaid Administration of the United States Department of Health and Human Services and any successor agency.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time.

         "Co-Lead Arrangers" means Banc of America Securities LLC and Deutsche Bank Alex. Brown Inc. in their capacity as lead arrangers and book managers.

         "Collateral" means the collateral security for the Obligations pledged or granted pursuant to the terms of this Agreement and the Security Documents.

         "Collateral Assignment of Architect's Contract" means the collateral assignment of even date with respect to the Architect's Contract executed by the Borrower in favor of the Administrative Agent for the benefit of itself and the Lenders, as amended, restated, supplemented or otherwise modified from time to time.

         "Collateral Assignment of Construction Contract" means the collateral assignment of even date with respect to the Construction Contract executed by the Borrower in favor of the Administrative Agent for the benefit of itself and the Lenders, as amended, restated, supplemented or otherwise modified from time to time.

         "Commitment" means (a) as to any Lender, the obligation of such Lender to make Construction Loan Advances for the account of the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) hereto, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment to make Construction Loan Advances.

         "Commitment Agreement" means the Commitment Agreement dated as of July 27, 2001 by and among MedCath Incorporated, the Lenders who are or may become party thereto and the Administrative Agent, as amended, restated, supplemented or otherwise modified in accordance with the terms thereof.

         "Commitment Percentage" means, as to any Lender, (a) prior to making all of the Construction Loan Advances, the ratio of (i) the Commitment of such Lender to (ii) the Commitments of all Lenders and (b) after all of the Construction Loan Advances are made, the ratio of (i) the outstanding principal balance of the Construction Loan Advances of such Lender to (ii) the aggregate outstanding principal balance of the Construction Loan Advances of all Lenders.

         "Completion Date" means the date upon which the Borrower has received the final certificate of occupancy for the Improvements, all permits and licenses required under Applicable Law to operate the Hospital, the Medicare Certification with respect to the Hospital, and the Medicaid Certification with respect to the Hospital (as applicable), which date shall not be later than the Construction Loan Termination Date.

         "Consolidated" means, when used with reference to financial statements or financial statement items of the Parent and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Construction Consultant" means the construction consultant, if any, engaged by the Administrative Agent with respect to the Project.

         "Construction Contract" Standard Form Agreement dated March 4, 2002, between Borrower and the General Contractor, and converted to a lump sum contract by letter agreement dated September 23, 2002, as may be amended from time to time.

         "Construction Loan Advances" means the construction loan advances made to the Borrower by the Lenders pursuant to Section 2.1.

         "Construction Loan Facility" means the construction loan facility established pursuant to Article II.

         "Construction Loan Notes" means the Construction Loan Notes made by the Borrower payable to the order of each of the Lenders, substantially in the form of Exhibit B hereto, evidencing the Debt incurred by the Borrower pursuant to the Construction Loan Facility, and any amendments, modifications and supplements thereto, any substitute therefor, and any replacement, restatements, renewals or extensions thereof, in whole or in part; "Construction Loan Note" means any of such Construction Loan Notes.

         "Construction Loan Termination Date" means the date which is eighteen
(18) months after the Closing Date.

         "Corporate Revolver" means the Credit Agreement dated as of July 31, 1998, as amended, restated, supplemented or otherwise modified from time to time, by and among MedCath Intermediate Holdings, Inc., as borrower, the Initial Lenders named therein, as lenders, the Initial Issuing Bank named therein, as issuing bank, Bank of America, N.A. as administrative agent and collateral agent, and Banc of America Securities LLC, as arranger and syndication agent.

         "Cost Savings" means either (i) the completion of any line item in the Budget without the expenditure of all amounts allocated to such line item in the Budget or (ii) demonstration by the Borrower to the Administrative Agent's reasonable satisfaction that a Cost Savings has been realized with respect to any uncompleted line item in the Budget.

         "Debt" means, with respect to the Borrower at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of the Borrower, (b) all obligations to pay the deferred purchase price of property or services of the Borrower (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than one hundred and twenty (120) days past due, (c) all obligations of the Borrower as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of the Borrower, (e) all Guaranty Obligations of the Borrower, (f) all obligations, contingent or otherwise, of the Borrower relative to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of the Borrower, (g) all obligations of the Borrower to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities or partnership interests of the Borrower, (h) all net payment obligations incurred by the Borrower pursuant to Hedging Agreements and (i) all outstanding payment obligations of the Borrower with respect to any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, receivership, insolvency, reorganization, or similar debtor relief Applicable Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any of the events specified in Section 10.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Documentation Agent" means Wachovia Bank, National Association, in its capacity as Documentation Agent hereunder.

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "Draw Request" means a properly completed and executed written application by the Borrower to the Administrative Agent in the form of Exhibit C attached hereto (or any other form approved by the Administrative Agent) setting forth the amount of Construction Loan Advance proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents, certificates and information as may be required by the Administrative Agent.

         "EBITDA" means, with respect to the Borrower for any period, the sum of the following determined, without duplication, in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income for such period: (i) Interest Expense for such period,
(ii) income and franchise taxes for such period, (iii) amortization and depreciation for such period, (iv) non-cash charges for such period solely with respect to the impairment of goodwill in accordance with GAAP, and (v) non-cash impairment charges for such period solely with respect to loan acquisition costs minus (c) to the extent added in the determination of Net Income, extraordinary gains for such period.

         "Eligible Assignee" shall have the meaning assigned thereto in Section 12.10(h).

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower (or, as applicable, any Guarantor) or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower (or, as applicable, any Guarantor) or any current or former ERISA Affiliate.

         "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations

(other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.

         "Environmental Laws" means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "Equipment Lender" shall have the meaning assigned thereto in Section 7.16.

         "Equipment Loan Financing" shall have the meaning assigned thereto in
Section 7.16.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

         "ERISA Affiliate" means any Person who together with the Borrower (or, as applicable, any Guarantor) is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

                                 Eurodollar Base Rate
       Eurodollar Rate  =  -----------------------------------
                           1.00 - Eurodollar Reserve Percentage

         "Eurodollar Base Rate" means for any Interest Period:

         (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (b)      in the event the rate referenced in the preceding subsection
(a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement

Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (c)      in the event the rates referenced in the preceding subsections
(a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurodollar Rate Loan" means any Construction Loan Advance bearing interest at a rate based upon the Eurodollar Rate as provided in Section 3.1(a).

         "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Event of Default" means any of the events specified in Section 10.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

         "Excusable Delays" means unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strike, lockout, acts of public enemy, any Governmental Authority having jurisdiction over the operation of the hospital which is part of the Project ceases to operate in the ordinary course, riot or insurrection or any unforeseen circumstances or events (except financial circumstances or events or matters which may be resolved by the payment of money) beyond the control of the Borrower, not to exceed a total of thirty (30) days, provided the Borrower shall notify the Administrative Agent in writing within ten (10) days after such occurrence, but no Excusable Delay shall extend the Completion Date or suspend or abate any obligation of the Borrower or any Guarantor or any other Person to pay any money.

         "Existing Loan Agreement" shall have the meaning assigned thereto in the Statement of Purpose.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Financing Statements" means the UCC financing statements filed to perfect the Lien of the Administrative Agent and the Lenders on certain personal property and fixtures as more particularly described therein.

         "Fiscal Year" means the fiscal year of the Borrower ending on September 30.

         "Five-Year US Treasury Yield" means the Weekly Average Yield on U.S. Treasury Securities adjusted to a constant maturity of five (5) years as published in the Federal Reserve Board Statistical Release H.15 (519) on the applicable date of determination.

         "Foreign Lender" shall have the meaning assigned thereto in Section 3.11(e).

         "Fund" shall have the meaning assigned thereto in Section 12.10(h).

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Borrower and the Guarantors throughout the period indicated and (subject to Section 12.9) consistent with the prior financial practice of the Borrower and the Guarantors.

         "General Contractor" means Faulkner Construction Company.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantor Leverage Ratio" means the ratio determined pursuant to
Section 12(c) of the Guaranty Agreement.

         "Guarantors" means the Persons who have executed the Guaranty Agreement
(a) on the Closing Date or (b) after such date in accordance with Section 11(j) of the Guaranty Agreement. The Guarantors as of the Closing Date are set forth on Schedule 1.1(b).

         "Guaranty Agreement" means the unconditional guaranty agreement of even date executed by the Guarantors in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit H attached hereto, as amended, restated, supplemented or otherwise modified from time to time.

         "Guaranty Obligation" means, with respect to the Borrower, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and (b) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument evidencing such Guaranty Obligation.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices, all as amended, restated, supplemented or otherwise modified from time to time.

         "HHS" means the United States Department of Health and Human Services, and any successor thereto.

         "Hospital" means a hospital owned and operated by the Borrower which
(a) is certified to participate in Medicare programs and Medicaid programs (as applicable), (b) is at least 140,000 square feet, (c) contains at least 60 licensed beds and (d) is situated on the Land.

         "Improvements" means the Hospital and other improvements constructed on, or to be constructed on, the Land, together with all fixtures, improvements, and appurtenances now or later to be located on the Land and/or in such improvements.

         "Indemnitees" shall have the meaning assigned thereto in Section 12.2
(b).

         "Indemnified Liabilities" shall have the meaning assigned thereto in
Section 12.2 (b).

         "Information" shall have the meaning assigned thereto in Section 12.12.

         "Initial Pricing Adjustment Date" means the first Calculation Date occurring after the date which is six (6) full fiscal quarters after the Completion Date.

         "Intercompany Loan Subordination Agreement" means any intercompany subordination agreement of even date executed by MedCath Incorporated in favor of the Administrative Agent for the benefit of itself and the Lenders, as amended, restated, supplemented or otherwise modified from time to time.

         "Interest Expense" means, with respect to the Borrower for any period, the gross interest expense (including, without limitation, interest expense attributable to Capital Leases and all net payment obligations pursuant to Hedging Agreements) of the Borrower, all determined for such period, without duplication, in accordance with GAAP.

         "Interest Period" shall have the meaning assigned thereto in Section 3.1(b).

         "Interest Rate Contract" means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.

         "Land" means the real estate described in Exhibit A attached hereto, which is owned by the Borrower and to be encumbered by the Mortgage.

         "Lender" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 12.10.

         "Lending Office" means, with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Construction Loan Advances.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Limited Partner" means San Antonio Holdings, Inc., a North Carolina corporation.

         "Loan Allocation" means the loan allocation identified as such in the Budget for the Project attached hereto as Exhibit M.

         "Loan Documents" means, collectively, this Agreement, the Construction Loan Notes, the Guaranty Agreement, the Security Documents, the Management Fee and Guaranty Fee Subordination Agreement, each Intercompany Loan Subordination Agreement and each other document, instrument, certificate and agreement executed and delivered by the Borrower or any Guarantor in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Hedging Agreement), all as may be amended, restated, supplemented or otherwise modified from time to time.

         "Management Agreement" means (i) the management services agreement dated September 30, 2001 between the Borrower and the Management Company or (ii) the agreement between that Management Company and the Borrower as set forth in the limited partnership agreement of the Borrower pursuant to which the Management Company and the Borrower agree that the Management Company shall manage the Hospital.

         "Management Company" means San Antonio Hospital Management, Inc., a North Carolina corporation.

         "Management Fee and Guaranty Fee Subordination Agreement" means the subordination agreement of even date executed by the Management Company in favor of the Administrative Agent for the benefit of itself and the Lenders, as amended, restated, supplemented or otherwise modified from time to time.

         "Material Adverse Effect" means, with respect to the Borrower or any of the Guarantors, a material adverse effect on (i) the properties, business, operations or condition (financial or otherwise) of (A) the Borrower or (B) the Guarantors on a consolidated basis, taken as a whole, or (ii) any such Person or the ability of any such Person to perform its obligations under the Loan Documents to which it is a party.

         "Material Contract" means (a) as of the Closing Date, the contracts and agreements set forth on Schedule 5.1(l) and (b) after the Closing Date, (i) the contracts and agreements set forth on Schedule 5.1(l), (ii) any contract or other agreement, written or oral, of the Borrower or any of the Guarantors (A) which involves monetary liability of or to any such Person in an amount in excess of (1) $1,000,000 per annum with respect to the Borrower or any Guarantor (other than the MedCath Parent Entities) and (2) $5,000,000 with respect to any MedCath Parent Entity and (B) which by its terms may not be canceled within ninety (90) days, or (iii) any other contract or agreement, written or oral, of the Borrower or any of the Guarantors the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         "Maturity Date" shall have the meaning assigned thereto in Section 2.3.

         "MedCath Parent Entities" means MedCath Corporation, MedCath Holdings, Inc., MedCath Intermediate Holdings, Inc. and MedCath Incorporated.

         "Medicaid Certification" means certification by CMS or a Governmental Authority under contract with CMS that health care operations are in compliance with all the conditions of participation set forth in the Medicaid Regulations.

         "Medicaid Provider Agreement" means an agreement entered into between a Governmental Authority or other such entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid beneficiaries in accordance with the terms of the agreement and Medicaid Regulations.

         "Medicaid Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities (whether or not having the force of law) promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities (whether or not having the force of law) promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

         "Medicare Certification" means certification by CMS or a Governmental Authority under contract with CMS that the health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

         "Medicare Provider Agreement" means an agreement entered into between a Governmental Authority administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare beneficiaries in accordance with the terms of the agreement and Medicare Regulations.

         "Medicare Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; and
(ii) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines (whether or not having the force of law) of all Governmental Authorities (including without limitation, HHS, CMS, the Office of the Inspector General for HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), as each may be amended, supplemented or otherwise modified from time to time.

         "Mortgage" means the Amended and Restated Deed of Trust, Assignment, Security Agreement and Financing Statement of even date executed by the Borrower in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders securing the Land, the Improvements and the other property and fixtures described therein, as amended, restated, supplemented or otherwise modified from time to time.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower (or, as applicable, any Guarantor) or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years.

         "Net Income" means, with respect to the Borrower for any period, the net income (or loss) of the Borrower for such period, determined in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which the Borrower has a joint interest with a third party, except to the extent such net income is actually paid to the Borrower by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or that Person's assets are acquired by such Person or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Borrower of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions.

         "Notice of Account Designation" shall have the meaning assigned thereto in Section 2.2(c).

         "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 3.2.

         "Notice of Prepayment" shall have the meaning assigned thereto in
Section 2.4.

         "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Construction Loan Advances, (b) all existing or future payment and other obligations owing by the Borrower to any Lender or the Administrative Agent under any Hedging Agreement with any Lender or the Administrative Agent, and (c) all other fees and commissions (including Attorney Costs), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower or any of the Guarantors to the Lenders or the Administrative Agent, in each case under or in respect of this Agreement, any Construction Loan Note or any of the other Loan Documents of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 6.2.

         "Other Taxes" shall have the meaning assigned thereto in Section
3.11(b).

         "Parent" means MedCath Corporation, a Delaware corporation.

         "Participant" shall have the meaning assigned thereto in Section 12.10(d).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for the employees of the Borrower (or, as applicable, any Guarantor) or any ERISA Affiliates or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower (or, as applicable, any Guarantor) or any of its current or former ERISA Affiliates.

         "Permitted Changes" means changes to the Plans or Improvements and related changes to the Construction Contract (including those resulting from the final agreement with the General Contractor on the contract sum); provided that the cost of any single change shall not exceed $500,000 and the aggregate amount of all such changes (whether positive or negative) shall not exceed $1,500,000.

         "Permitted Distributions" shall have the meaning assigned thereto in
Section 9.6(c).

         "Permitted Distribution Date" shall have the meaning assigned thereto in Section 9.6(c).

         "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Plans" means the detailed plans and specifications for the construction of the Improvements currently being prepared by the Architect and to be approved by the Administrative

Agent (which approval shall not be unreasonably withheld), and including such amendments thereto as may from time to time be made by the Borrower pursuant to the terms of the Agreement, which plans and specifications are listed on Exhibit L attached hereto, provided that the Administrative Agent shall approve such plans and specifications as long as they are consistent with the plans shown to the Administrative Agent prior to the date hereof.

         "Pledge Agreement" means the pledge and security agreement of even date executed by the Management Company and the Limited Partner, as pledgors, and the Borrower, as issuer, in favor of the Administrative Agent for the benefit of itself and the Lenders, substantially in the form of Exhibit K attached hereto, as amended, restated, supplemented or otherwise modified from time to time.

         "Pre-Opening Operating Costs" means those items of expense identified as such in the Budget.

         "Previously Funded MedCath Incorporated Loans" means all of the loans from MedCath Incorporated to the Borrower advanced prior to the Closing Date, the proceeds of which have been used by the Borrower solely to fund costs of the Project (excluding any Pre-Opening Operating Costs) incurred prior to the Closing Date in accordance with the Loan Allocation column in the Budget.

         "Project" means construction, development and operation of Improvements which shall consist of the Hospital.

         "Project Deposit" shall have the meaning assigned thereto in Section
2.8.

         "Project Equity" means the required $7,900,000 equity investment made or to be made in or to the Borrower to partially fund the cost of the Project.

         "Property" means the Land, the Improvements, the Tangible Personalty and all other property constituting the "Mortgaged Property," as described in the Mortgage, or subject to a right, lien or security interest to secure the Construction Loan Advances pursuant to any other Loan Document.

         "Register" shall have the meaning assigned thereto in Section 12.10(c).

         "Related Credit Documents" means the collective reference to (i) each of the loan agreements set forth on Schedule 1.1(c) hereto (including all Loan Documents executed in connection therewith and as defined in each of the loan agreements) and (ii) each other loan agreement (including all Loan Documents executed in connection therewith and as defined in each of the loan agreements) executed in connection with the Commitment Agreement, in each case as amended, restated, supplemented or otherwise modified in accordance with the terms thereof.

         "Related Guaranty Agreements" means the collective reference to (i) each of the guaranty agreements executed by certain of the Guarantors set forth on Schedule 1.1(d) hereto and (ii) each other guaranty agreement executed by certain of the Guarantors in connection with the

Commitment Agreement, in each case as amended, restated, supplemented or otherwise modified in accordance with the terms thereof.

         "Replaced Lender" shall have the meaning assigned thereto in Section 3.13(c).

         "Replacement Lender" shall have the meaning assigned thereto in Section 3.13(c).

         "Required Lenders" means, at any date, any combination of Lenders holding of at least sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Construction Loan Notes, or if no amounts are outstanding under the Construction Loan Notes, any combination of Lenders whose Commitment Percentages aggregate at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitment.

         "Responsible Officer" means, with respect to any Person, any of the following: the chief executive officer or chief financial officer of such Person or any other officer of such Person reasonably acceptable to the Administrative Agent

         "Security Agreement" means the security agreement of even date executed by the Borrower in favor of the Administrative Agent for the benefit of itself and the Lenders, substantially in the form of Exhibit J, as amended, restated, supplemented or otherwise modified from time to time.

         "Security Documents" means collectively, the Guaranty Agreement, the Mortgage, the Security Agreement, the Financing Statements, the Pledge Agreement, the Collateral Assignment of Architect's Contract, the Collateral Assignment of Construction Contract and each other agreement or writing pursuant to which the Borrower or any other Person party thereto pledges or grants a security interest in any property or assets to secure the Obligations or any such Person guaranties the payment and/or performance of the Obligations.

         "Senior Debt" means, with respect to the Borrower at any date of determination, all Debt other than Subordinated Debt.

         "Social Security Act" means Chapter 7 of Title 42 of the United States Code, as amended from time to time, or any successor statute thereto.

         "Solvent" means, as to the Borrower and each Guarantor on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         "Subordinated Debt" means the collective reference to any Debt of the Borrower which is subordinated to the Obligations with respect to right and time of payment, remedies, covenants and such other terms and conditions, in each case to the reasonable satisfaction of the Required Lenders.

         "Subordinated Working Capital Loan" shall have the meaning assigned thereto in Section 9.1(f).

         "Subsidiary" means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Borrower.

         "Survey Affidavit" shall have the meaning assigned thereto in Section 4.2(c)(viii).

         "Syndication Agent" means Deutsche Bank Trust Company Americas, in its capacity as Syndication Agent hereunder.

         "Tangible Personalty" means all fixtures, equipment, furnishings and other articles of personal property now or hereafter owned by the Borrower and attached to or contained in and used in connection with the Land and the Improvements and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and Improvements in any manner.

         "Taxes" shall have the meaning assigned thereto in Section 3.11(a).

         "Termination Event" means: (a) except for any such event that could not reasonably be expected to have a Material Adverse Effect, a "Reportable Event" described in Section 4043 of ERISA for which the notice requirement has not been waived by the PBGC, or (b) except for any withdrawal that could not reasonably be expected to have a Material Adverse Effect, the withdrawal of the Borrower (or, as applicable, any Guarantor) or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, each under Section 4041(c) of ERISA, or
(d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (g) except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect, any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (h) except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect, any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of

ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         "Title Insurer" means First American Title Insurance Company.

         "Title Policy" means the mortgagee title policy issued by the Title Insurer and meeting the requirements of this Agreement and the Mortgage.

         "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina.

         "Unfinanced Capital Expenditures" means, with respect to the Borrower for any period, all Capital Expenditures other than (a) Capital Expenditures made to replace assets to the extent financed by (i) the net cash proceeds of asset dispositions not prohibited hereunder or (ii) the proceeds of insurance received with respect to the loss or taking or damage to the asset or assets being replaced or (b) Capital Expenditures financed by the proceeds of Senior Debt.

         "United States" means the United States of America.

         SECTION 1.2 General. Unless otherwise specified, a reference in this Agreement to a particular article, section, subsection, Schedule or Exhibit is a reference to that article, section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

         SECTION 1.3       Other Definitions and Provisions.

         (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Construction Loan Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

         (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                   ARTICLE II

                           CONSTRUCTION LOAN FACILITY

         SECTION 2.1 Commitment. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make Construction Loan Advances to the Borrower from time to time from the Closing Date through the Construction Loan Termination Date as requested by the Borrower in accordance with the terms of Section 2.2. The Construction Loan Facility is not revolving, and any amount repaid may not be reborrowed. The aggregate principal amount of all outstanding Construction Loan Advances (after giving effect to any amount requested) shall not exceed the Aggregate Commitment less the sum of all outstanding Construction Loan Advances, and the principal amount of outstanding Construction Loan Advances from any Lender to the Borrower shall not at any time exceed such Lender's Commitment. Each Construction Loan Advance by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the principal amount of the Construction Loan Advance to be made on such occasion.

         SECTION 2.2       Procedure for Disbursement of Construction Loan
Advances.

         (a)      Requests for Construction Loan Advances.

                  (i) The Borrower shall deliver a Draw Request to the Administrative Agent not later than 11:00 a.m. (Charlotte time) at least five (5) Business Days before each Construction Loan Advance specifying (A) the date of such Construction Loan Advance, which shall be a Business Day, (B) the amount of such Construction Loan Advance,
         (C) whether such Construction Loan Advance is to be to be a Eurodollar Rate Loan or a Base Rate Loan, and (D) in the case of a Eurodollar Rate Loan, the duration of the Interest Period applicable thereto. A Draw Request received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

                  (ii) The Borrower shall be entitled to a Construction Loan Advance only in an amount reasonably approved by the Administrative Agent in accordance with the terms of this Agreement and the other Loan Documents. The Lenders shall not be required to make Construction Loan Advances more frequently than once each calendar month. The Lenders shall, only upon the reasonable satisfaction of all applicable conditions of this Agreement and the other Loan Documents, make the requested Construction Loan Advance to the Borrower in accordance with
         Section 2.2(c).

                  (iii) Each Draw Request, and the Borrower's acceptance of any Construction Loan Advance, shall be deemed to ratify and confirm that all representations and warranties in the Loan Documents remain true and correct as of the date of the Draw Request and the Construction Loan Advance, respectively.

         (b) Basis for Construction Loan Advances. Following receipt and approval of a Draw Request, all supporting documentation and information, and receipt and approval of a written report from the Construction Consultant, the Administrative Agent will determine the amount of the Construction Loan Advance the Lenders will make in accordance with this Agreement, the other Loan Documents and the Budget, and the following standards:

                  (i) Construction Loan Advances for construction work will be made on the basis of ninety percent (90%) of the costs shown on the application for payment from the General Contractor reviewed and approved by the Administrative Agent for the work or material in place on the Improvements that comply with the terms of the Loan Documents, minus all previous Construction Loan Advances and all amounts required to be paid by the Borrower, as described in Columns (B) and (C) of the Budget. When the Work (as defined in the Construction Contract) is fifty percent (50%) complete, there shall be no further retainage for the balance of the Work if the Borrower is satisfied that the General Contractor maintains the construction schedule provided for in the Construction Contract and is performing to the Borrower's satisfaction. If the General Contractor subsequently fails to maintain the construction schedule or fails to perform the Work to the Borrower's satisfaction, the ten percent (10%) retainage may be resumed. There shall be no retainage with respect to the General Contractor's fee or with respect to the payment of costs and expenses included in the Budget as part of the General Conditions.

                  (ii) Construction Loan Advances will not be made for building materials or furnishings that are not yet incorporated into the Improvements ("stored materials") unless the stored materials are in the Borrower's possession or control and satisfactorily stored on the Land and the aggregate amount of Construction Loan Advances for stored materials does not exceed $250,000.

                  (iii) Construction Loan Advances will be made available to the Borrower solely to the extent that, at the time of each requested advance for construction work, the Borrower shall make available to the Administrative Agent in immediately available funds such portion of the requested advance for construction work as shall be necessary to ensure that the aggregate outstanding principal amount of the Construction Loan Advances at no time exceeds the lesser of (A) eighty percent (80%) of the Aggregate Project Cost or (B) seventy-five percent (75%) of the Appraised Value.

         (c) Disbursement Procedures. Subject to the satisfaction of all applicable conditions set forth in this Agreement and in the other Loan Documents, not later than 2:00 p.m. (Charlotte time) on the date of the proposed Construction Loan Advance, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the Construction Loan Advance to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each Draw Request approved by the Administrative Agent in immediately available funds to the Borrower, the General Contractor or the Architect, as designated by the Borrower. Each disbursement to the Borrower shall be made by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form of Exhibit D attached hereto (a "Notice of Account Designation") delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Each disbursement to (i) the Architect shall be made by check sent to the address set forth below and (ii) the General Contractor shall be made by wire transfer to the account set forth below:

      If to the Architect:              Odell Associates Inc.
                                        P.O. Box 1070
                                        Charlotte, NC 28201-1070

      If to the General Contractor:     Faulkner Construction Company
                                        Bank:    Bank One
                                        ABA#:      111000614
                                        Account Name:  Faulkner Construction
                                        Account Number:  1597280419
                                        Reference Info:  Faulkner Construction
                                                         Inc.

Subject to Section 3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Construction Loan Advance requested pursuant to this Section 2.2 to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Construction Loan Advance.

         SECTION 2.3 Repayment of Construction Loan Advances. The principal amount of the Construction Loan Advances outstanding twenty-four (24) months after the Closing Date shall be repaid by the Borrower in consecutive monthly installments commencing on the last day of the twenty-fifth (25th) month after the Closing Date and continuing on the same day of each month thereafter. Each monthly payment shall be in an amount sufficient to fully amortize the principal balance of the Construction Loan Facility outstanding twenty-four (24) months after the Closing Date over a 240-month term; provided that, notwithstanding the foregoing, the outstanding unpaid principal balance of the Construction Loan Facility and all accrued and unpaid interest shall be due and payable in full on July 27, 2006 (the "Maturity Date").

         SECTION 2.4       Prepayment of Construction Loan Advances.

         (a) Optional Prepayment. The Borrower may at any time and from time to time prepay the Construction Loan Advances, in whole or in part, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to any prepayment, in the form attached hereto as Exhibit E (a "Notice of Prepayment"), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Rate Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments shall be applied ratably to the remaining scheduled principal installments of the Construction Loan Advances (including the final payment thereof) until the Construction Loan Advances are paid in full. Any such prepayments shall be applied first to Base Rate Loans and then to Eurodollar Rate Loans in direct order of maturities of Interest Periods; provided that any payment of any Eurodollar Rate Loan shall be accompanied by any amount required to be paid pursuant to Section 3.9 hereof (but otherwise without premium or penalty).

         (b)      Mandatory Prepayment.

                  (i) The Borrower shall make mandatory principal prepayments of the Construction Loan Advances (A) in accordance with Section 9.5(b) hereof following the receipt thereby of the net cash proceeds pursuant to any asset disposition permitted under Section 9.5(b), (B) in accordance with
Section 1.6 of the Mortgage following the receipt thereby of the net cash proceeds under any insurance policy required to be maintained pursuant to this Agreement, the Mortgage and the other Loan Documents and (C) in accordance with
Section 1.15 of the Mortgage following the receipt thereby of the net cash proceeds in connection with any condemnation proceeding

                  (ii) Upon the occurrence of any event triggering the prepayment requirement pursuant to this Section 2.4(b), the Borrower shall promptly deliver a Notice of Prepayment to the Administrative Agent and, upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment under this Section 2.4(b) shall be applied (i) with respect to prepayments required in connection with any asset disposition permitted under Section 9.5(b) in the inverse order of maturity until the Construction Loan Advances are paid in full and (ii) all other prepayments under this Section 2.4(b), ratably to the remaining scheduled principal installments of the Construction Loan Advances (including the final payment thereof) until the Construction Loan Advances are paid in full. Any such prepayments shall be applied first to Base Rate Loans and then to Eurodollar Rate Loans in direct order of maturities of Interest Periods; provided that any payment of any Eurodollar Rate Loan shall be accompanied by any amount required to be paid pursuant to Section 3.9 hereof (but otherwise without premium or penalty).

         (c) General Conditions. Amounts prepaid under the Construction Loan Advances pursuant to this Section 2.4 may not be reborrowed and will constitute a permanent reduction in the Aggregate Commitment. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 3.9 hereof.

         SECTION 2.5 Construction Loan Notes. Each Lender's Construction Loan Advances and the obligation of the Borrower to repay such Construction Loan Advances shall be evidenced by a separate Construction Loan Note executed by the Borrower payable to the order of such Lender.

         SECTION 2.6 Use of Proceeds. The Borrower shall use the proceeds of the Construction Loan Advances to fund the costs of the Project in accordance with the Loan Allocation column in the Budget (including, without limitation, to refinance on the Closing Date any Previously Funded MedCath Incorporated Loans). The portion of the Budget allocated to Pre-Opening Operating Costs shall be funded by the Borrower.

         SECTION 2.7 Budget Reallocation. Construction Loan Advances may be allocated to line items in the Budget for other purposes or in different proportions as the Administrative Agent in its sole discretion deems reasonably necessary or advisable. The Borrower may reallocate Cost Savings from one line item to another line item in the Budget provided the amount of such reallocation does not exceed the lesser of (i) the amount of the applicable line item then being reallocated, and (ii) $500,000 per line item increased or $1,500,000 in the aggregate. The Borrower shall (i) not, except as provided in the immediately preceding sentence, reallocate the proceeds of the Construction Loan Advances from one Budget line item to another or otherwise amend the Budget without the prior written consent of the Administrative Agent, not to be unreasonably withheld, other than changes resulting from Permitted Changes; and (ii) notify the Administrative Agent promptly whenever the Borrower becomes aware that the Budget is, or might be, inaccurate in any material respect, and submit to the Administrative Agent an amended Budget.

         SECTION 2.8 Project Deposit. If at any time the Administrative Agent determines that the sum of (i) the unadvanced portion of the Construction Loan Facility to which the Borrower is entitled plus (ii) the amount of the Aggregate Project Cost scheduled to be paid by the Borrower from other funds which are available, set aside and committed, to the Administrative Agent's reasonable satisfaction, is or will be insufficient to pay the unpaid actual Aggregate Project Cost, the Borrower shall cause MedCath Incorporated, within seven (7) days after written notice from the Administrative Agent, to deposit with the Administrative Agent for the benefit of the Lenders the amount of the deficiency (the "Project Deposit") in an interest-bearing account, with interest earned thereon to be part of the Project Deposit. The Project Deposit is hereby pledged as additional collateral for the Obligations, and the Borrower hereby grants and conveys to the Administrative Agent for the benefit of the Lenders a security interest in all funds so deposited with the Administrative Agent as additional collateral for the Obligations. Upon the occurrence of an Event of Default, the Administrative Agent may (but shall have no obligation to) apply all or any part of the Project Deposit against the unpaid Obligations in such order as the Required Lenders determine. Upon (i) the issuance of the certificate of occupancy for the Improvements and (ii) the Administrative Agent's confirmation that either (A) the Borrower has satisfied of all obligations required to be paid by the Borrower in connection with the construction of the Project or (B) the Borrower has reserved such funds necessary to satisfy the remaining obligations to be paid by the Borrower in connection with the construction of the Project), all funds remaining in the Project Deposit, shall be used to prepay the Construction Loan Facility to the extent necessary to ensure that the outstanding principal amount under the Construction Loan Facility does not exceed an amount equal to the lesser of (x) eighty percent (80%) of the Aggregate Project Cost or (y) seventy-five percent (75%) of the Appraised Value. The balance, if any, shall be returned to the Borrower.

         SECTION 2.9 Direct Construction Loan Advances. The Borrower hereby irrevocably authorizes the Administrative Agent, during the continuance of any Event of Default (but the Administrative Agent shall have no obligation), to hold, use, disburse and apply the proceeds of any Construction Loan Advance to the satisfaction of the Obligations. Each such direct Construction Loan Advance (except for application of the Project Deposit) shall be added to the outstanding principal balance of the Construction Loan Advances and shall be secured by the Loan Documents. Unless the Borrower pays such interest from other resources, the Administrative Agent may make Construction Loan Advances pursuant to this Section 2.9 for interest payments as and when due. Nothing contained in this Agreement shall be construed to permit the Borrower to defer payment of interest beyond the date(s) due. The allocation of the proceeds of the Construction Loan Advances in the Budget for interest shall not affect the Borrower's absolute obligation to pay the same in accordance with the Loan Documents. The Administrative Agent may hold, use, disburse and apply the Construction Loan Advances and the Project Deposit for payment of any obligation of the Borrower under the Loan Documents. The Borrower hereby assigns and pledges the proceeds of the Construction Loan Facility and the Project Deposit to the Administrative Agent for such purposes. The Administrative Agent may advance and incur such expenses as the Administrative Agent deems necessary for the completion of the Improvements and to preserve the Property and any Liens thereon, and such expenses, even though in excess of the amount of the Construction Loan Advances, shall be secured by the Loan Documents and shall be payable to the Lenders on demand. The Administrative Agent may disburse any portion of any Construction Loan Advance at any time, and from time to time, to Persons other than the Borrower for the purposes specified in this Section 2.9 and the amount of Construction Loan Advances to which the Borrower shall thereafter be entitled shall be correspondingly reduced. Notice of the disbursement of any Construction Loan Advance under this Section 2.9 shall be given by the Administrative Agent to the Borrower.

                                   ARTICLE III

                             GENERAL LOAN PROVISIONS

         SECTION 3.1       Interest.

         (a)      Interest Rate Options. Subject to the provisions of this
Section 3.1, at the election of the Borrower, Construction Loan Advances shall bear interest at (A) the Base Rate plus the Applicable Margin as set forth in
Section 3.1(c) or (B) the Eurodollar Rate plus the Applicable Margin as set forth in Section 3.1(c). The Borrower shall select the type of interest and Interest Period, if any, applicable to any Construction Loan Advance at the time a Draw Request is delivered to the Administrative Agent pursuant to Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section
3.2. Each Construction Loan Advance or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan" and each Construction Loan Advance or portion thereof bearing interest based on the Eurodollar Rate shall be an "Eurodollar Rate Loan". Any Construction Loan Advance or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

         (b) Interest Periods. In connection with each Eurodollar Rate Loan, the Borrower, by giving notice at the times described in Section 3.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Construction Loan Advance, which Interest Period shall be a period of one
(1), two (2), three (3), or six (6) months with respect to each Eurodollar Rate Loan; provided that:

                  (i) the Interest Period shall commence on the date of advance of or conversion to any Eurodollar Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

                  (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a Eurodollar Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iii) any Interest Period with respect to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

                  (iv) no Interest Period shall extend beyond the Maturity Date, and Interest Periods shall be selected by the Borrower so as to permit the Borrower to make the monthly principal installment payments pursuant to Section 2.3 without payment of any amounts pursuant to
         Section 3.9; and

                  (v) there shall be no more than five (5) Interest Periods in effect at any time.

         (c)      Applicable Margin. The Applicable Margin provided for in
Section 3.1(a) with respect to any Construction Loan Advance (the "Applicable Margin") shall be based upon the table set forth below and shall be determined and adjusted quarterly on the date (each a "Calculation Date") ten (10) Business Days after the date by which the Borrower is required to provide an Officer's Compliance Certificate for the most recently ended fiscal quarter of the Borrower; provided, however, that (i) the initial Applicable Margin shall be 3.50% for Eurodollar Rate Loans and 2.25% for Base Rate Loans and shall remain in effect until the Initial Pricing Adjustment Date and thereafter the Applicable Margin shall be determined by reference to the Guarantor Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date and (ii) if the Borrower fails to provide the Officer's Compliance Certificate as required by Section 6.2 for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level IV (as shown below) until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Guarantor Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Construction Loan Advances then existing or subsequently made or issued.

                                                                                        ---------------------------------
                                                                                                Applicable Margin
-------------------------------------------------------------------------------------------------------------------------
Pricing Level                         Guarantor Leverage Ratio                           Eurodollar Rate     Base Rate
-------------------------------------------------------------------------------------------------------------------------

        I                        Less than or equal to 2.00 to 1.00                          2.50%            1.25%
-------------------------------------------------------------------------------------------------------------------------

       II           Less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00         2.75%            1.50%
-------------------------------------------------------------------------------------------------------------------------

       III          Less than or equal to 3.00 to 1.00 but greater than 2.50 to 1.00         3.00%            1.75%
-------------------------------------------------------------------------------------------------------------------------

       IV                            Greater than 3.00 to 1.00                               3.50%            2.25%
-------------------------------------------------------------------------------------------------------------------------

         (d) Default Rate. Subject to Section 10.3, at the discretion of the Administrative Agent or the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request Eurodollar Rate Loans, (ii) all outstanding Eurodollar Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate then applicable to Eurodollar Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans and other Obligations shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans or such other Obligations. Interest shall continue to accrue on the Construction Loan Notes after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

         (e) Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing December 31, 2002; and interest on each Eurodollar Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three
(3) month interval during such Interest Period. Interest on Eurodollar Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.

         (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Construction Loan Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Construction Loan Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

         SECTION 3.2 Notice and Manner of Conversion or Continuation of Construction Loan Advances. Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) convert at any time all or any portion of any outstanding Base Rate Loans in a principal amount equal to $100,000 or any whole multiple of $10,000 in excess thereof into one or more Eurodollar Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding Eurodollar Rate Loans in a principal amount equal to $100,000 or a whole multiple of $10,000 in excess thereof into Base Rate Loans or (ii) continue such Eurodollar Rate Loans as Eurodollar Rate Loans. Whenever the Borrower desires to convert or continue Construction Loan Advances as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit F (a "Notice of Conversion/Continuation") not later than 12:00 p.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Construction Loan Advance is to be effective specifying (A) the Construction Loan Advances to be converted or continued, and, in the case of any Eurodollar Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Construction Loan Advances to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued Eurodollar Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

         SECTION 3.3       Fees.

         (a) Commitment Fee. During the period commencing on the Closing Date through and including the Construction Loan Termination Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee at a rate per annum equal to .50% on the average daily unused portion of the Aggregate Commitment. The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing on the last Business Day of the first calendar quarter end following the Closing Date, and on the Construction Loan Termination Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages.

         (b) Annual Administrative Fees. In order to compensate the Administrative Agent for administering the Construction Loans, the Borrower agrees to pay to the Administrative Agent, for its account, the annual administrative fees set forth in the separate fee letter agreement executed by the Borrower, Bank of America and Banc of America Securities dated June 1, 2001.

         SECTION 3.4 Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Construction Loan Advances or of any fee, commission or other amounts payable to the Lenders under this Agreement or any Construction Loan Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Commitment Percentages (except as specified below), in Dollars, in immediately available funds and shall be made without any condition, set-off, counterclaim, recoupment or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 10.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender's Commitment Percentage (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 3.8, 3.9, 3.10, 3.11 or 12.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 3.1(b)(ii) if any payment under this Agreement or any Construction Loan Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

         SECTION 3.5 Crediting of Payments and Proceeds. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 10.2, all payments received by the Lenders upon the Construction Loan Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower hereunder and under the other Loan Documents, then to all indemnity obligations then due and payable by the Borrower hereunder, then to all Administrative Agent's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Construction Loan Notes, then to any termination payments due in respect of a Hedging Agreement with any Lender or the Administrative Agent (which such Hedging Agreement is permitted or required hereunder) (pro rata in accordance with all such amounts due), and then to the principal amount of the Construction Loan Notes, in that order.

         SECTION 3.6 Adjustments. If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Construction Loan Advances, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Construction Loan Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION 3.7 Nature of Obligations of the Lenders Regarding Construction Loan Advances; Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Construction Loan Advances are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2(c), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of
(a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 3.7 shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days after such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to such borrowing, on demand, from the Borrower. The failure of any Lender to make available its Commitment Percentage of any Construction Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Construction Loan Advance available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Construction Loan Advance available on the borrowing date. Notwithstanding anything set forth herein to the contrary, any Lender that fails to make available its Commitment Percentage shall not (a) have any voting or consent rights under or with respect to any Loan Document or (b) constitute a "Lender" (or be included in the calculation of Required Lenders hereunder) for any voting or consent rights under or with respect to any Loan Document.

         SECTION 3.8       Changed Circumstances.

         (a) Circumstances Affecting Eurodollar Rate Availability. If with respect to any Interest Period the Administrative Agent or any Lender (after consultation with Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts are not being quoted via any applicable page or screen or otherwise offered to the Administrative Agent or such Lender for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Borrower. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make Eurodollar Rate Loans and the right of the Borrower to convert any Construction Loan Advance to or continue any Construction Loan Advance as a Eurodollar Rate Loan shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurodollar Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Eurodollar Rate Loan or convert the then outstanding principal amount of each such Eurodollar Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

         (b) Laws Affecting Eurodollar Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of its Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Eurodollar Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make Eurodollar Rate Loans and the right of the Borrower to convert any Construction Loan Advance or continue any Construction Loan Advance as a Eurodollar Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a Eurodollar Rate Loan to the end of the then current Interest Period applicable thereto as a Eurodollar Rate Loan, the applicable Eurodollar Rate Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

         (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

                  (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Construction Loan Note or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Construction Loan Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any

         Construction Loan Note; and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any Eurodollar Rate Loan or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Construction Loan Notes in respect of a Eurodollar Rate Loan, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 3.8(c);

provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurodollar Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         SECTION 3.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Construction Loan Advance (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a Eurodollar Rate Loan, (b) due to any failure of the Borrower to borrow on a date specified therefor in a Draw Request or a Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any Eurodollar Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurodollar Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         SECTION 3.10 Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which such Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

         SECTION 3.11      Taxes.

         (a) Payments Free and Clear. Any and all payments by the Borrower hereunder or under the Construction Loan Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any Construction Loan Note to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 3.11) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions or withholdings been made, (B) the Borrower shall make such deductions or withholdings, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) the Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other Governmental Authority in the manner provided in Section 3.11(d).

         (b) Stamp and Other Taxes. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Construction Loan Advances, or the other Loan Documents, or the perfection of any rights or security interest in respect thereof (hereinafter referred to as "Other Taxes").

         (c) Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 12.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

         (e) Delivery of Tax Forms. Each Lender organized under the laws of a jurisdiction other than the United States or any state thereof (a "Foreign Lender") shall deliver to the Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, a Form W-8BEN or W-8ECI, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form W-8BEN or W-8ECI that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8BEN or W-8ECI, establishing an exemption from United States backup withholding tax.

         (f) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.11 shall survive the payment in full of the Obligations and the termination of the Commitments.

         SECTION 3.12 Security. The Obligations of the Borrower shall be secured as provided in the Security Documents.

         SECTION 3.13      Replacement of Lenders.

         (a)      If any Lender requests compensation pursuant to Section 3.8 or
Section 3.10, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 3.11, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Construction Loan Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 3.8, Section 3.10 or Section 3.11, as the case may be, in the future and (B) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b)      If any Lender requests compensation pursuant to Section 3.8 or
Section 3.10, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 3.11, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.10), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Construction Loan Advances, accrued interest thereon, accrued fees, breakage costs and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (C) in the case of any such assignment resulting from a claim for compensation pursuant to Section
3.8 or Section 3.10, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         (c) To the extent that any Lender (a "Replaced Lender") is required to assign all of its interests, rights and obligations under this Agreement to an Eligible Assignee (a "Replacement Lender") pursuant to this
Section 3.13, upon the execution of all applicable assignment documents and the satisfaction of all other conditions set forth herein, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to be a Lender hereunder, except with respect to the indemnification provisions under this Agreement, which provisions shall survive as to such Replaced Lender.

                                   ARTICLE IV

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

         SECTION 4.1 Closing. The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., 100 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202, at 10:00 a.m. on [September 19, 2002], or on such other date and time as the parties hereto shall mutually agree.

         SECTION 4.2 Conditions to Closing and Initial Construction Loan Advance. The obligation of the Lenders to close this Agreement and to make the initial Construction Loan Advance is subject to the satisfaction of each of the following conditions:

                  (a) Executed Loan Documents. This Agreement, the Construction Loan Notes, the Guaranty Agreement, the Pledge Agreement, the Security Agreement, the Mortgage, the Collateral Assignment of Architect's Contract, the Collateral Assignment of Construction Contract, the Management Fee and Guaranty Fee Subordination Agreement, each Intercompany Loan Subordination Agreement, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no default or event of default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Administrative Agent.

                  (b)      Closing Certificates; etc.

                           (i) Officer's Certificate of the Borrower. The Administrative Agent shall have received a certificate from a Responsible Officer of the Management Company, in its capacity as the duly authorized and acting Manager of the Borrower, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrower is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Borrower has satisfied each of the closing conditions.

                           (ii) Officer's Certificate of the Guarantors. The Administrative Agent shall have received a certificate from a Responsible Officer of the Parent, on behalf of itself and the other Guarantors, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Guarantors contained in the Guaranty Agreement and the other Loan Documents are true, correct and complete; that the Guarantors are not in violation of any of the covenants contained in the Guaranty Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by the Guaranty Agreement, no Default or Event of Default has occurred and is continuing; and that the Guarantors have satisfied each of the closing conditions.

                           (iii) Certificate of Secretary of the Borrower. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Management Company, in its capacity as the duly authorized Manager of the Borrower, certifying as to the incumbency and genuineness of the signature of each officer of the Management Company executing Loan Documents to which the Borrower is a party and certifying that attached thereto is a true, correct and complete copy of (A) the certificate of limited partnership of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the limited partnership agreement of the Borrower as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors of the Management Company as general partner and manager of the Borrower and resolutions duly adopted by the investor representatives of the Borrower authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower is a party, (D) each certificate required to be delivered pursuant to Section 4.2(b)(v) and (E) the Management Agreement (if applicable).

                           (iv) Certificate of Secretary of the Guarantors. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Guarantor certifying as to the incumbency and genuineness of the signature of each officer of each Guarantor executing Loan Documents to which it is a party, certifying that attached thereto is a true, complete and correct copy of (A) the articles of organization, the articles of incorporation or such other charter documents of such Guarantor and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization or incorporation, (B) the operating agreement, the bylaws or such other applicable documents governing management of such Guarantor as in effect on the date of such certification, (C) resolutions duly adopted by the Board of Directors of such Guarantor authorizing the execution, delivery and performance of the Loan Documents to which it is a party and (D) each certificate required to be delivered pursuant to Section 4.2(b)(v).

                           (v)      Certificates of Good Standing.

                                    (A)      The Administrative Agent shall have
                  received certificates as of a recent date of the good standing of the Borrower and of the Management Company under the laws of their respective jurisdictions of organization and certificates as of a recent date of the good standing of the Borrower and the Management Company under the laws of the State in which the Project is located and certificates of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

                                    (B)      The Administrative Agent shall have
                  received certificates as of a recent date of the good standing of each Guarantor (other than the

                  Management Company) under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where the each Guarantor is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that each Guarantor has filed required tax returns and owes no delinquent taxes.

                           (vi) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Borrower and the Guarantors addressed to the Administrative Agent and the Lenders with respect to the Borrower and the Guarantors, the Loan Documents and such other matters as the Lenders shall request.

                           (vii) Tax Forms. The Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by Section 3.11(e) hereof.

                  (c)      Collateral.

                           (i) Filings and Recordings. All filings and recordations necessary to perfect the liens and security interests of the Lenders in the collateral described in the Security Documents shall have been executed and delivered to the Administrative Agent.

                           (ii) Pledged Collateral. The Administrative Agent shall have received original stock certificates or other certificates evidencing the capital stock or other ownership interests pledged pursuant to the Pledge Agreement, if any, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof.

                           (iii) Lien Search. The Administrative Agent shall have received (A) the results of a Lien search (including a search as to judgments, pending litigation and tax matters) made against the Borrower under the Uniform Commercial Code (or applicable judicial docket) as in effect in any state in which any of its assets are located, indicating among other things that its assets are free and clear of any Lien except for Liens permitted hereunder and (B) if required by the Administrative Agent, the results of a search of the appropriate judgment and tax lien records, showing no outstanding judgment or tax lien against the Borrower or any Guarantor.

                           (iv) Hazard (Builder's Risk) and Liability Insurance. The Administrative Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each insurance policy, and, if requested by the Administrative Agent, copies (certified by a Responsible Officer of the Management Company) of each insurance policy in the form required hereunder and under the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

                           (v) Title Insurance. The Administrative Agent shall have received a marked-up commitment for a policy of title insurance, insuring the Lenders' first priority Lien and showing no Liens prior to the Lenders' Lien other than for ad valorem taxes not yet due and payable and encumbrances on, and exceptions to, title acceptable to the Administrative Agent, with title insurance companies and coverages acceptable to the Administrative Agent on the property subject to the Mortgage, with the final title insurance policy being delivered within thirty (30) days after the Closing Date. Furthermore, the Borrower agrees to provide or obtain any customary affidavits and indemnities as may be required or necessary to obtain title insurance satisfactory to the Administrative Agent.

                           (vi) Title Exceptions. The Administrative Agent shall have received copies of all recorded documents creating exceptions to the title policy referred to in Section 4.2(c)(v).

                           (vii) Matters Relating to Flood Hazard Properties. The Administrative Agent shall have received a certification from a nationally recognized reporting agency, certifying that none of the Land is located in a flood hazard area.

                           (viii) Boundary Survey. The Administrative Agent shall have a boundary survey of the Land as of a date not more than thirty (30) days prior to the Closing Date certified by a registered engineer or land surveyor. To the extent necessary to permit the issuance of title insurance without exception for matters of survey, such survey shall be accompanied by an affidavit (a "Survey Affidavit") of the Management Company, on behalf of the Borrower, in form and substance satisfactory to the Administrative Agent. Such survey shall show the area of the Land, all boundaries of the Land with courses and distances indicated, including chord bearings and arc and chord distances for all curves, and shall show dimensions and locations of all easements, private drives, roadways, and other facts materially affecting the Land, and shall show such other details as the Administrative Agent may reasonably request, including, without limitation, any encroachment (and the extent thereof in feet and inches) onto the Land or by any of the improvements on the property upon adjoining land or upon any easement burdening the Land; any improvements, to the extent constructed, and the relation of the improvements by distances to the boundaries of the Land, to any easements burdening the Land, and to the established building lines and the street lines; and if improvements are existing, (A) a statement of the number of each type of parking space required by applicable laws, ordinances, orders, rules, regulations, restrictive covenants and easements affecting the improvements, and the number of each such type of parking space provided, and (B) the location of all utilities serving the improvements.

                           (ix) Environmental Assessment. The Administrative Agent shall have received a Phase I environmental assessment and such other environmental reports reasonably requested by the Administrative Agent regarding the Land by an environmental engineering firm acceptable to the Administrative Agent showing no environmental conditions or liabilities in violation of Environmental Laws that could reasonably be expected to have a Material Adverse Effect.

                           (x) Plans. The Administrative Agent shall have received and approved a true and correct copy of all existing Plans (including the site plan), together with satisfactory evidence that all applicable Governmental Authorities, the Borrower, Architect, General Contractor and Construction Consultant have approved the same.

                           (xi) Contracts. The Administrative Agent shall have received and approved (a) a list containing the names and addresses of the General Contractor and Architect, their respective contract amounts, and a copy of their contracts; and (b) duly executed, acknowledged and delivered originals from the General Contractor and the Architect of (i) consents or other agreements reasonably satisfactory to Administrative Agent and (ii) agreements reasonably satisfactory to Administrative Agent subordinating all rights, liens, claims and charges they may have or acquire against the Borrower or the Property to the rights, liens and security interests of Administrative Agent on behalf of the Lenders.

                           (xii) Soil Reports. The Administrative Agent shall have received and approved a soil composition and test boring report with respect to the Land, which shall be satisfactory to the Administrative Agent and upon which the Administrative Agent shall be entitled to rely, made within thirty (30) days of the Closing Date of this Agreement by a licensed professional engineer satisfactory to the Administrative Agent.

                           (xiii)   Access, Utilities, and Laws. The
                  Administrative Agent shall have received and approved (a) satisfactory evidence that the Land abuts and has fully adequate direct access to a public street (indication of such access on the as-built survey noted in clause (viii) above being deemed satisfactory evidence); (b) evidence that all utilities necessary for the Improvements are available at the Land in sufficient capacity (indication of such availability on the as-built survey noted in clause (viii) above being deemed satisfactory evidence); (c) satisfactory evidence that all applicable zoning ordinances, restrictive covenants and governmental requirements affecting the Land permit the use for which the Property is intended and have been or will be complied with without the necessity of variance and without the Property being a nonconforming use; (d) a true and correct copy of a valid building permit or grading permit, as applicable, for the Improvements, together with all other permits and approvals necessary for construction of the Improvements; and (e) evidence satisfactory to the Administrative Agent of compliance by the Borrower and the Property, and the proposed construction, use and occupancy of the Improvements, with such other applicable laws and governmental requirements as the Administrative Agent may request, including all laws and governmental requirements regarding access and facilities for handicapped or disabled persons including, without limitation and to the extent applicable, The Federal Architectural Barriers Act (42
                  U.S.C. Section 4151 et seq.), The Fair Housing Amendments
                  Act of 1988 (42 U.S.C. Section 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. Section 794) and any applicable state requirements.

                           (xiv) Priority. The Administrative Agent shall have received and approved evidence satisfactory to the Administrative Agent that (A) no activity or circumstance was visible on or near the Land which would constitute inception of a mechanic's or materialman's lien against the Land unless
                  (1) such lien has been fully waived or subordinated or (2) the underlying obligation with respect to such lien has been paid in full, in each case to the Administrative Agent's satisfaction, (B) no contract, or memorandum thereof, for construction, design, surveying, or any other service relating to the Project has been filed for record in the county where the Land is located and (C) no mechanic's or materialman's lien claim or notice, lis pendens, judgment, or other claim or encumbrance against the Land has been filed for record in the county where the Land is located or in any other public record which by law provides notice of claims or encumbrances regarding the Land.

                           (xv) Bonds. The Administrative Agent shall have received and approved (a) a performance bond for the General Contractor, in amount, form and content reasonably satisfactory to the Administrative Agent and (b) a payment bond for the General Contractor, in amount, form and content reasonably satisfactory to the Administrative Agent.

                           (xvi) Tax and Standby Fee Certificates. The Administrative Agent shall have received and approved satisfactory evidence (a) of the identity of all taxing authorities and utility districts (or similar authorities) having jurisdiction over the Property or any portion thereof;
                  (b) that all taxes, standby fees and any other similar charges have been paid, including copies of receipts or statements marked "paid" by the appropriate authority; and (c) that the Land is a separate tax lot or lots with separate assessment or assessments of the Land and Improvements, independent of any other land or improvements.

                           (xvii) Construction Contract. The Construction Contract shall be in full force and effect.

                           (xviii)  Appraisal. The Administrative Agent shall
                  have received and accepted a market value appraisal of the Property (including, without limitation, evidence that the Aggregate Commitment does not exceed seventy-five percent (75%) of the Appraised Value).

                           (xix) Budget and Draw Schedule. The Administrative Agent shall have received and approved (A) the Budget and (B) the Borrower's proposed cash flow, draw schedule and construction schedule for the Project.

                           (xx) Other Information. The Administrative Agent shall have received such other certificates, documents and information as are reasonably requested by the Lenders, including, without limitation, local opinions of counsel, engineering and structural reports and evidence of zoning compliance, each in form and substance satisfactory to the Administrative Agent.

                  (d)      Consents; Defaults.

                           (i) Governmental and Third Party Approvals. The Borrower shall have obtained all necessary approvals, authorizations and consents of any Person which are material to the conduct of its business and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents and the conduct of its business.

                           (ii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted or threatened in writing before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

                           (iii) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

                  (e)      Financial Matters.

                           (i) Financial Statements. The Administrative Agent shall have received the most recent audited Consolidated financial statements of the Parent and its Subsidiaries, all in form and substance reasonably satisfactory to the Administrative Agent and prepared in accordance with GAAP.

                           (ii)     Financial Condition Certificate.

                                    (A)      The Borrower shall have delivered
                  to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer of the Borrower, that (1) the Borrower is Solvent, (2) the Borrower's payables are current and not past due except those contested in good faith and (3) the financial projections previously delivered to the Administrative Agent represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Borrower .

                                    (B)      The Parent shall have delivered to
                  the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer of the Parent, that (1) the Parent and each of its Subsidiaries are each Solvent, (2) the payables of the Parent and each of its Subsidiaries are current and not past due except those contested in good faith, (3) attached thereto are calculations evidencing compliance on a pro forma basis with the covenants contained in Section 12 of the Guaranty Agreement and (4) the financial projections previously delivered to the Administrative Agent represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Parent and its Subsidiaries.

                           (iii) Project Equity. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that (A) the net cash proceeds of the Project Equity have been contributed to the Borrower or (B) to the extent such net cash proceeds of the Project Equity have not been contributed to the Borrower, the Borrower shall have received an irrevocable letter of credit securing the irrevocable obligation of the equityholders to make such contribution, which letter of credit shall be in form and substance satisfactory to the Administrative Agent.

                           (iv) Payment at Closing; Fee Letters. The Borrower shall have paid to the Administrative Agent and the Lenders the fees set forth or referenced in Section 3.1 of the Commitment Agreement and Section 3.3 hereof and any other accrued and unpaid fees or commissions due thereunder or hereunder (including, without limitation, Attorney Costs of Kennedy Covington Lobdell & Hickman, L.L.P.) and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

                           (v) Payment of Budget Amounts. The Borrower shall have paid all amounts required to be paid by the Borrower as described in Column (B) and (C) of the Budget.

                  (f)      Miscellaneous.

                           (i)      Draw Request and Notice of Account
                  Designation. The Administrative Agent shall have received a Draw Request from the Borrower in accordance with Section 2.2(a) and a Notice of Account Designation from the Borrower in accordance with Section 2.2(c).

                           (ii) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.

         SECTION 4.3 Conditions to All Construction Loan Advances. The obligations of the Lenders to make any Construction Loan Advance (including the initial Construction Loan Advance), or convert or continue any Construction Loan Advance are subject to the satisfaction of the following conditions precedent on the relevant borrowing, conversion or continuation date:

                  (a) Continuation of Representations and Warranties. The representations and warranties contained in Article V hereof and
         Section 9 of the Guaranty Agreement shall be true and correct on and as of such borrowing, conversion or continuation date with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

                  (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing on such borrowing, conversion or continuation date with respect to such Construction Loan Advance or after giving effect to the Construction Loan Advances to be made, converted or continued on such date.

                  (c) Additional Documents. The Administrative Agent shall have received each additional document, instrument or other item reasonably requested by it.

                  (d) Mechanics Liens. No mechanic's or materialman's lien or other encumbrance shall have been filed and remain in effect against the Property (except Liens permitted under this Agreement), and releases or waivers of mechanics' liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the Property shall have been obtained.

                  (e) Construction Consultant Certification. The Administrative Agent shall have received written certification by the Construction Consultant, and if required by the Administrative Agent, the Architect, that to the best of each such Person's knowledge, information, and belief, construction is in accordance with the Plans, the quality of the work for which the Construction Loan Advance is requested is in accordance with the applicable contract, the amount of the Construction Loan Advance requested represents work in place based on on-site observations and the data comprising the Draw Request, the work has progressed as indicated, and the applicable contractor is entitled to payment of the amount certified.

                  (f) No Damage. The Improvements shall not have been materially damaged and not repaired.

                  (g) Payment of Budgeted Amounts. The Borrower shall have paid all amounts required to be paid by the Borrower under Columns (B) and (C) of the Budget.

                  (h) Applications for Payment. With respect to any Construction Loan Advance to pay a contractor, the Administrative Agent shall have received original applications for payment in form approved by the Administrative Agent, containing a breakdown by trade and/or other categories acceptable to the Administrative Agent, executed and certified by each contractor and the Architect, accompanied by invoices, and reasonably approved by Construction Consultant.

                  (i) Title Updates. The Administrative Agent shall have received, at the discretion of the Administrative Agent or if required by the applicable title insurance company, updates of the title insurance policy referred to in Section 4.2(c)(v) (such updates in form and substance reasonably satisfactory to the Administrative Agent).

                  (j) Miscellaneous. (A) The cost to be funded with the Construction Loan Advance is contained in the Budget, other than costs in connection with Permitted Changes, (B) the Construction Loan Advance for any line item in the Budget, when added to all prior Construction Loan Advances for such line item, does not exceed the lesser of (i) the actual cost incurred by the Borrower for such line item or (ii) the sum allocated in the Loan Allocation column in the Budget for such item (which shall include any Cost Savings that have been allocated to such line pursuant to this Section 4.3), (C) with respect to any Construction Loan Advance for a contingency line item, the Administrative Agent shall have consented to such Construction Loan Advance, which consent shall not be unreasonably withheld, (D) the Lenders shall not be required to make any Construction Loan Advance to fund interest on the Construction Loan Facility after the earlier of
         (i) the Construction Loan Termination Date or (ii) commencement of operations in the Improvements if and to the extent that there is sufficient net operating income from the Property to pay such interest and (E) the Lenders shall not be required to make any Construction Loan Advance to fund any Improvement which requires a valid building permit unless the Borrower shall have delivered a true and correct copy of such valid building permit to the Administrative Agent.

         SECTION 4.4 Final Construction Loan Advance for Improvements. The final Construction Loan Advance for the Improvements (including retainage) shall not be made until thirty (30) days after the date on which a final certificate of occupancy for the Project has been issued. The Administrative Agent shall have received the following as additional conditions precedent to the requested Construction Loan Advance:

                  (a)      Construction Matters.

                           (i) Certificates from the Architect, the General Contractor and, if required by the Administrative Agent, the Construction Consultant, certifying that the Improvements (including any off-site improvements) have been completed substantially in accordance with, and as completed comply with, the Plans and all Applicable Laws; and

                           (ii) Two (2) sets of detailed "as built" Plans approved in writing by the Borrower, the Architect, the General Contractor and, if required by the Administrative Agent, the Construction Consultant.

                  (b) Lien Affidavits. Final affidavits (in a form approved by the Administrative Agent) from the Architect and the General Contractor certifying that each of them and their subcontractors, laborers, and materialmen has been paid in full for all labor and materials for construction of the Improvements; and final lien releases or waivers (in a form approved by the Administrative Agent) executed by the Architect and the General Contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property.

                  (c) Title Insurance. The Title Insurer shall commit in writing to issue an endorsement to remove any exception for mechanics' or materialmen's liens or pending disbursements, with no additional title change or exception objectionable to the Administrative Agent, and such other endorsements as may be required by the Administrative Agent, such obligation to be conditioned only upon the making of the final Construction Loan Advance for the Improvements (including retainage).

                  (d) Compliance with Laws. Evidence satisfactory to the Administrative Agent that all material Applicable Laws have been satisfied in connection with the completion, use, occupancy and operation of the Improvements, including, without limitation, receipt by the Borrower of all material governmental licenses, certificates and permits (including certificates of occupancy, the license to operate the Hospital, the Medicare Certification and the Medicaid Certification (as applicable)) with respect to the completion, use, occupancy and operation of the Improvements, together with evidence satisfactory to the Administrative Agent that all such material governmental licenses, certificates, and permits are in full force and effect and have not been revoked, cancelled or modified.

                  (e) As-Built Survey. Two (2) copies of a final as-built survey of the Land and Improvements satisfactory to the Administrative Agent.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         SECTION 5.1 Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Construction Loan Advances, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder that:

                  (a)      Organization; Power; Qualification. The Borrower is
         (i) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and (iii) is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except where the failure to be so qualified and authorized could not reasonably be expected to have a Material Adverse Effect. The jurisdictions in which the Borrower is organized and qualified to do business as of the Closing Date are only (i) its state of formation and (ii) the state in which the Project is located.

                  (b) Ownership. The Borrower has no Subsidiaries. As of the Closing Date, the capitalization of the Borrower consists of the partnership interests, authorized, issued and outstanding, described on
         Schedule 5.1(b). All outstanding partnership interests have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to any preemptive or similar rights. As of the Closing Date, there are no outstanding purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of partnership interests of the Borrower, except as set forth in the limited partnership agreement of the Borrower.

                  (c) Authorization of Agreement, Loan Documents and Borrowing. Each of the Borrower and the Management Company has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Management Company on behalf of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

                  (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by the Borrower of the Loan Documents to which the Borrower is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower, (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to the Borrower, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than Liens arising under the Loan Documents or (iv) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

                  (e) Compliance with Law; Governmental Approvals. The Borrower (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review or appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and (iii) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law.

                  (f) Tax Returns and Payments. The Borrower has duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other material taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except for taxes (i) that are not yet delinquent or (ii) that are being contested in good faith and against which adequate reserves are being maintained in accordance with GAAP. Such returns accurately reflect in all material respects all liability for taxes of the Borrower for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of the Borrower, other investigation by any Governmental Authority of the tax liability of the Borrower. No Governmental Authority has asserted any Lien or other claim against the Borrower with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of the Borrower in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of the Borrower are in the judgment of the Borrower adequate, and the Borrower does not anticipate any additional material taxes or assessments for any of such periods.

                  (g) Intellectual Property Matters. The Borrower owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and the Borrower is not liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, except for such infringements that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (h)      Environmental Matters.

                           (i) The properties owned, leased or operated by the Borrower now or in the past do not contain, and to its knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a material violation of applicable Environmental Laws or (B) could give rise to material liability under applicable Environmental Laws;

                           (ii) The Borrower and such properties and all operations conducted in connection therewith are in compliance, in all material respects, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could reasonably interfere with the continued operation of such properties or impair the fair saleable value thereof;

                           (iii) The Borrower has not received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws from (A) any Governmental Authority or (B) to the extent any such violation, alleged violation, non-compliance, liability or potential liability could reasonably be expected to have a Material Adverse Effect, any other Person, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

                           (iv)     Hazardous Materials have not been
                  transported or disposed of to or from the properties owned, leased or operated by of the Borrower in violation of, or in a manner or to a location which could give rise to a material liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to a material liability under, any applicable Environmental Laws;

                           (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or such properties or such operations; and

                           (vi) There has been no release, or to the best of the Borrower's knowledge, threat of release, of Hazardous Materials at or from properties owned, leased or operated by the Borrower, now or in the past, in violation of or in amounts or in a manner that could give rise to a material liability under Environmental Laws.

                  (i)      ERISA.

                           (i) The Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under
                  Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

                           (ii) As of the Closing Date, no Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

                           (iii) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

                           (iv) No Termination Event with respect to the Borrower or any ERISA Affiliate has occurred or is reasonably expected to occur; and

                           (v) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best knowledge of the Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of

                  ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

                  (j) Margin Stock. The Borrower is not engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Construction Loan Advances will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

                  (k) Government Regulation. The Borrower is not an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and the Borrower is not, or after giving effect to any Construction Loan Advance will not be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

                  (l) Material Contracts. From and after the Closing Date, each Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. The Borrower has delivered to the Administrative Agent a true and complete copy of each Material Contract listed on Schedule 5.1(l). Neither the Borrower nor, to the knowledge of the Borrower, any other party thereto, is in breach of or in default under any Material Contract, except where such breach or default could not reasonably be expected to have a Material Adverse Effect.

                  (m) Employee Relations. As of the Completion Date, the Borrower has a stable work force in place. The Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees.

                  (n) Burdensome Provisions. The Borrower is not a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Borrower does not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

                  (o) No Material Adverse Change. Since the Closing Date, there has been no Material Adverse Effect with respect to the Borrower and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

                  (p) Solvency. As of the Closing Date and both before and after giving effect to each Construction Loan Advance made hereunder, the Borrower and each Guarantor will be Solvent.

                  (q) Title to Properties. The Borrower and each Guarantor has such title to the real property owned or leased by it, including, but not limited to, the Land and the Improvements, which are material to the conduct of its business and valid and legal title to all of its personal property and assets which are material to the conduct of its business, including, but not limited to, the Tangible Personalty, except those which have been disposed of by the Borrower or such Guarantor subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

                  (r) Liens. None of the properties and assets of the Borrower is subject to any Lien, except Liens permitted pursuant to
         Section 9.2. No financing statement under the Uniform Commercial Code of any state which names the Borrower as debtor and which has not been terminated, has been filed in any state or other jurisdiction and the Borrower has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens permitted by Section 9.2.

                  (s)      Debt and Guaranty Obligations.

                           (i) Schedule 5.1(s) is a complete and correct listing of all Debt and Guaranty Obligations of the Borrower as of the Closing Date.

                           (ii) As of the Closing Date, the Borrower has performed and is in compliance with all of the terms of all Debt and Guaranty Obligations set forth on Schedule 5.1(s) which are in excess of $1,000,000 and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Borrower exists with respect to any such Debt or Guaranty Obligation.

                  (t) Litigation. Except for matters existing on the Closing Date and set forth on Schedule 5.1(t), there are no actions, suits or proceedings pending nor, to the knowledge of the Borrower, threatened in writing against or in any other way relating adversely to or affecting the Borrower or any of its properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

                  (u) Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Borrower under any Material Contract or judgment, decree or order to which the Borrower is a party or by which the Borrower or any of its properties may be bound or which would require the Borrower to make any payment thereunder prior to the scheduled maturity date therefor which could reasonably be expected to have a Material Adverse Effect.

                  (v) Budget. The Budget has been prepared by the Borrower and the Borrower represents to the Lenders that it includes all costs and expenses, the aggregate amount of which costs and expenses are specifically identified thereon (the "Aggregate Project Cost"), incident to the Construction Loan Advances and the Project (excluding costs and expenses attributable to any equipment which is subject to the Equipment Loan Financing), through the Construction Loan Termination Date, after taking into account the requirements of this Agreement.

                  (w)      Mortgage.

                           (i) As of the Closing Date, the Mortgage, and the rights of the Administrative Agent and the Lenders thereunder, will have priority over all other Liens on the Land or Improvements, including, without limitation, any mechanic's or materialman's lien or similar lien.

                           (ii) After the Closing Date, the Mortgage, and the rights of the Administrative Agent and the Lenders thereunder, will have priority over all other Liens on the Land or Improvements, including, without limitation, any mechanic's or materialman's lien or similar lien (other than Liens permitted pursuant to Section 9.2(i)).

                  (x) Plans. The Plans when completed will contain all detail necessary and will be adequate for the construction of the Improvements, and will comply with the Loan Documents, Applicable Laws, restrictive covenants, and governmental requirements, rules and regulations.

                  (y) Separate Tax Lot. The Land is not part of a larger tract of land owned by the Borrower or its affiliates or any Guarantor and is not otherwise included under any unity of title or similar covenant with other lands not encumbered by the Mortgage, and the Borrower has obtained a separate tax lot or lots with a separate tax assessment or assessments for the Land and the Improvements, independent of any other lands or improvements.

                  (z) Compliance with Laws. The Land and Improvements comply with all Applicable Laws, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property, the violation of which could reasonably be expected to have a Material Adverse Effect.

                  (aa) Construction Schedule. The construction schedule for the Project is realistic and the Completion Date is a reasonable estimate of the time required to complete the Project.

                  (bb)     Healthcare Matters. From and after the Completion
         Date,

                           (i)      The Borrower:

                                    (A)      has not been convicted of an
                  offense or committed an act or omission which could reasonably form a basis under 42 U.S.C. Section 1320a-7 and any statutes succeeding thereto and any regulations promulgated thereunder for the Secretary of HHS to exclude the Borrower from participation in a "Federal health care program" (as that term is defined by 42 U.S.C. Section 1320a-7b(f), or any successor statute thereto); and

                                    (B)      is not in default in the
                  performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Medicaid Provider Agreement, any Medicare Provider Agreement or any other agreement or instrument to which the Borrower is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of the Medicaid Certification of the Borrower or the Medicare Certification of the Borrower.

                           (ii)     Reimbursement from Third Party Payors.

                                    (A)      Accounts Receivable. The accounts
                  receivable of the Borrower have been and will continue to be adjusted to reflect reimbursement policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

                                    (B)      Filings and Reports. The Borrower
                  has timely filed all material reports, administrative forms and filings required to be filed in connection with the Medicare Regulations and the Medicaid Regulations (as applicable) due on or before the date hereof, and all required reports and administrative forms and filings are true and complete in all material respects, in each case except to the extent that any such failure could not reasonably be expected to have a Material Adverse Effect; there are no claims, actions, proceedings or appeals pending (and the Borrower has not filed anything that would result in any claims, actions or appeals) before any Governmental Authority with respect to any cost reports required to be filed by the Medicare Regulations or the Medicaid Regulations (as applicable) or claims filed by the Borrower on or before the date hereof, or with respect to any adjustments, denials, recoupments or disallowances by any intermediary, carrier, other insurer, commission, board or agency in connection with any cost reports or claims; no validation review, survey, inspection, audit, investigation or program integrity review related to the Borrower has been conducted with respect to the Borrower by any Governmental Authority or government contractor in connection with the Medicare program or the Medicaid program (as applicable), and no such reviews are scheduled, pending or, to the knowledge of Borrower, threatened against or affecting the Borrower; and the Borrower has timely filed all material reports, data and other information required by any other Governmental Authority with authority to regulate the Borrower or its business in any manner.

                            (iii) Licensing and Accreditation. The Borrower has, to the extent applicable: (A) obtained (or been duly assigned) and maintains in good standing all required (if any) certificates of need or determinations of need as required by the relevant state Governmental Authority for the acquisition, construction, expansion of, investment in or operation of its businesses as currently operated; (B) obtained and maintains in good standing all required licenses, permits, certificates, approvals and other authorizations (or waivers thereof) required by any Governmental Authority which are necessary to the conduct of its business; (C) to the extent prudent and customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; (D) obtained and maintains Medicaid Certification and Medicare Certification; and (E) entered into and maintains in good standing its Medicare Provider Agreement and its Medicaid Provider Agreement.

                            (iv) Fraud and Abuse. Neither the Borrower nor, to the knowledge of the Borrower's officers, any of its officers or directors, have engaged in any activities which are prohibited under the Medicare Regulations and Medicaid Regulations, 42 U.S.C. Section 1320a-7b, 42 U.S.C. Section 1395nn, or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations, or which are prohibited by binding rules of professional conduct, or which are prohibited under any statute which constitutes a "Federal health care offense" (as that term is defined by 18 U.S.C. Section 24, or any successor statute thereto), or the regulations promulgated pursuant to such statutes, including but not limited to the following: (A) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (B) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (C) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (D) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (1) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by a Federal health care program or other applicable third party payors, or (2) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by a Federal health care program or other applicable third party payors; (E) knowingly or willfully offering or paying any remuneration (including any kickback, bribe, or rebate) directly or indirectly, overtly or covertly, in cash or in kind to any Person to induce such Person (1) to refer an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under a Federal health care program, or (2) to purchase, lease, order, or arrange for or recommend purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part under a Federal health care program.

                  (cc) Senior Debt Status. The Obligations of the Borrower and each Guarantor under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all Subordinated Debt.

                  (dd) Accuracy and Completeness of Information. All written information, reports, statements and other papers and data produced by or on behalf of the Borrower and furnished to the Administrative Agent or any Lender in connection with this Agreement, or any of the other Loan Documents, were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent or any Lender complete, true and accurate knowledge of the subject matter based on the Borrower's knowledge thereof (other than projections, budgets or other estimates which shall be determined in good faith utilizing reasonable assumptions). No document furnished or written statement made to the Administrative Agent or the Lenders by the Borrower in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Borrower or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading to the extent material to the creditworthiness of the Borrower. The Borrower is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Borrower can now foresee, which could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.2 Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article V and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                   ARTICLE VI

                        FINANCIAL INFORMATION AND REPORTS

         Until all the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.11, the Borrower will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent's Office at the address set forth in Section 12.1 and to the Lenders at their respective addresses as set forth Schedule 1.1(a), or such other office as may be designated by the Administrative Agent and the Lenders from time to time:

         SECTION 6.1       Financial Statements.

         (a)      Monthly and Quarterly Financial Statements.

                  (i) Monthly Financial Statements. Commencing with the first full month after the Completion Date and continuing for the first twelve months after the Completion Date, as soon as practicable and in any event within thirty (30) days after the end of each fiscal month, an unaudited balance sheet of the Borrower as of the close of such fiscal month and unaudited statements of income and expenses and cash flow for the fiscal month then ended and that portion of the Fiscal Year then ended, all in reasonable detail and prepared by the Borrower in accordance with GAAP (without footnotes) and certified by a Responsible Officer of the Borrower to present fairly in all material respects the financial condition of the Management Company on behalf of the Borrower as of their respective dates and the results of operations of the Borrower for the respective periods then ended, subject to normal year end adjustments; provided that (A) with respect to each fiscal month end which is also fiscal quarter end, the Borrower shall provide such monthly financial statements as soon as practicable and in any event within fifty-five days after the end of each such fiscal month and (B) with respect to each fiscal month end which is also Fiscal Year end, the Borrower shall provide such monthly financial statements as soon as practicable and in any event within one hundred
         (100) days after the end of each such fiscal month.

                  (ii) Quarterly Financial Statements. With respect to each fiscal quarter ending after the date which is twelve (12) months after the Completion Date, as soon as practicable and in any event within fifty-five (55) days after the end of each fiscal quarter, an unaudited balance sheet of the Borrower as of the close of such fiscal quarter and unaudited statements of income and expenses and cash flow for the fiscal quarter then ended and that portion of the Fiscal Year then ended, all in reasonable detail and prepared by the Borrower in accordance with GAAP (without footnotes) and certified by a Responsible Officer of the Borrower to present fairly in all material respects the financial condition of the Borrower as of their respective dates and the results of operations of the Borrower for the respective periods then ended, subject to normal year end adjustments.

          (b) Annual Financial Statements. As soon as practicable and in any event within one hundred (100) days after the end of each Fiscal Year, commencing with the Fiscal Year ending

September 30, 2003, an audited balance sheet of the Borrower as of the close of such Fiscal Year and audited statements of income and expenses, retained earnings and cash flow for the Fiscal Year then ended, including the notes thereto, all in reasonable detail and prepared in accordance with GAAP and accompanied by a report thereon prepared by Deloitte & Touche, LLP, or another independent certified public accounting firm of nationally recognized standing which is reasonably acceptable to the Administrative Agent, that such financial statements are not qualified with respect to scope limitations imposed by the Borrower or with respect to accounting principles followed by the Borrower not in accordance with GAAP.

         (c) Annual Forecasts. As soon as practicable and in any event no later than thirty (30) days after the beginning of each Fiscal Year, an annual forecast prepared by management of the Borrower, in reasonable detail and in the form customarily prepared by management of the Borrower for its internal use and setting forth an explanation for the principal assumptions on which such forecasts were based, of balance sheets, income statements and cash flow statements on a quarterly basis for each Fiscal Year thereafter until the Maturity Date.

         (d) Other Information. Such other information regarding the operations, business affairs and financial condition of the Borrower as the Administrative Agent may reasonably request.

         SECTION 6.2 Officer's Compliance Certificate. At each time financial statements are delivered pursuant to Sections 6.1(a)(ii) or 6.1(b) and at such other times as the Administrative Agent shall reasonably request a certificate of the chief financial officer or the treasurer of Borrower in the form of Exhibit I attached hereto (an "Officer's Compliance Certificate"):

                  (a) stating that such officer has reviewed such financial statements and, to the best of his knowledge, such financial statements fairly present in all material respects the financial condition of the Borrower as of the dates indicated and the results of its operations and cash flows for the periods indicated;

                  (b) stating that to such officer's knowledge, based on a reasonable examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default;

                  (c) stating that the Borrower is in compliance with the covenants and restrictions set forth in Articles VII, VIII and IX of this Agreement and, with respect to the covenants set forth in Article VIII, the calculations applicable thereto; and

                  (d) setting forth any other information reasonably required by the Administrative Agent to ensure compliance with this Agreement.

         SECTION 6.3 Accountant's Certificate. At each time financial statements are delivered pursuant to Section 6.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

         (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

         (b) including the calculations prepared by such accountants required to establish whether or not the Borrower are in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period.

         SECTION 6.4       Other Reports.

         (a) Accountants Reports. Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or its Board of Directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto.

         (b) Clinical Procedures Reports. At such times as the Administrative Agent shall reasonably request, and at least quarterly, a certificate of an executive officer of the Borrower setting forth the types of clinical procedures performed during such period, the number of the clinical procedures performed during such period, the patient days related to the clinical procedures performed during such period and any other operating statistics reasonably requested by the Administrative Agent, in a form prepared by the Borrower in the ordinary course of its business.

         (c) Permitted Payment Certificate. Not less than ten (10) days prior to the proposed date of any Permitted Distribution pursuant to Section 9.6, a certificate of the chief financial officer or the treasurer of the Management Company on behalf of the Borrower:

                  (i) stating that such officer has reviewed the most recent financial statements of the Borrower and, to the best of his knowledge, such financial statements fairly present in all material respects the financial condition of the Borrower as of the dates indicated and the results of its operations and cash flows for the periods indicated;

                  (ii) setting forth the calculations required to establish that the Borrower shall be in compliance with the requirements set forth in Section 9.6(c) both before and after giving effect to such Permitted Distribution; and

                  (iii) setting forth any other information reasonably required by the Administrative Agent to ensure compliance with this Agreement.

         (d) Other Reports. Such other information regarding the operations, business affairs and financial condition of the Borrower as the Administrative Agent or any Lender may reasonably request.

         SECTION 6.5 Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) days after an officer of the Borrower obtains knowledge thereof) telephonic and written notice of:

         (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Borrower or any of its properties, assets or businesses which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

         (b) any violation by the Borrower of any Applicable Law or any notice of any violation received by the Borrower from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in any such case could reasonably be expected to have a Material Adverse Effect;

         (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Borrower or any contractor or any material development in any labor controversy which if adversely determined could reasonably be expected to have a Material Adverse Effect;

         (d) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property (excluding any such condemnation which only affects a de minimus portion of the Property);

         (e) any notice received by the Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage maintained by the Borrower except as in the ordinary course of the business of the Borrower solely in connection with the replacement of any such insurance coverage;

         (f) any failure by the Borrower or any contractor to perform any material obligation under any construction contract that is a Material Contract (including, without limitation, the Construction Contract), any event or condition which would permit termination of any such construction contract or suspension of work thereunder, or any notice given by the Borrower or any contractor with respect to any of the foregoing.

         (g) any attachment, judgment, lien, levy or order exceeding $500,000 that may be assessed against the Borrower (to the extent such attachment, judgment, lien, levy or order is not fully covered by insurance and with respect to which the applicable insurance carrier has not acknowledged that such attachment, judgment, lien, levy or order is fully covered by insurance);

         (h) (i) any Default or Event of Default or (ii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which the Borrower is a party or by which the Borrower or any of its properties may be bound which could reasonably be expected to have a Material Adverse Effect;

         (i) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under
Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

         (j) from and after the Completion Date, any expiration, termination or cancellation of the Borrower's license to operate, Medicare Certification or Medicaid Certification or the receipt by the Borrower of any notice with respect thereto; and

         (k)      any event which makes any of the representations set forth in
Section 5.1 inaccurate in any respect.

         SECTION 6.6 Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of the Borrower to the Administrative Agent or any Lender pursuant to this Article VI, or any other provision of this Agreement or any of the other Loan Documents, shall be, at the time the same is so furnished, in compliance with the representations and warranties set forth in Section 5.1(dd).

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 12.11, the Borrower will:

         SECTION 7.1 Preservation of Existence and Related Matters. Preserve and maintain its separate existence as a limited partnership and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign company and authorized to do business in each jurisdiction where the nature and scope of its activities require it to so qualify under Applicable Law, including in any event, the state of its formation and the state in which the Project is located.

         SECTION 7.2 Maintenance of Property. In addition to the requirements of any of the Security Documents, protect and preserve all properties useful in and material to the conduct of its business, including copyrights, patents, trade names, service marks and trademarks material to the conduct of its business; maintain in good working order and condition, reasonable wear and tear and casualty excepted, all buildings, items of equipment and other items of tangible real and personal property material to the conduct of its business; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly conducted at all times.

         SECTION 7.3 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

         SECTION 7.4 Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Borrower may contest any item described in clauses
(a) or (b) of this Section 7.4 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         SECTION 7.5 Compliance With Laws and Approvals. Observe and remain in compliance in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business, except where the failure to observe or comply could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.6 Environmental Laws. In addition to and without limiting the generality of Section 7.5, (a) comply in all material respects with, and use its best efforts to ensure such compliance in all material respects by all tenants and subtenants (if any) with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and use its best efforts to ensure that all tenants and subtenants, if any, obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply in all material respects with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 7.7 Compliance with ERISA. In addition to and without limiting the generality of Section 7.5, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with all material applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

         SECTION 7.8 Compliance With Agreements. Comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, any Material Contract, except (i) where the failure to so comply could not reasonably be expected to have a Material Adverse Effect or (ii) where any such term, condition or provision is contested in good faith through applicable proceedings and where adequate reserves are maintained in accordance with GAAP.

         SECTION 7.9       Visits and Inspections.

         (a) Upon reasonable notice to the Borrower (unless there exists any Default or Event of Default), permit representatives of the Administrative Agent or any Lender, from time to time, to visit and inspect its properties and any materials thereon (including, without limitation, the Land and the Improvements); inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided that the Administrative Agent and the Lenders shall use their best efforts not to unreasonably interfere with the construction of the Improvements;

         (b) Upon reasonable notice to the Borrower (unless there exists any Default or Event of Default), furnish to the Administrative Agent at any time for inspection and copying all Plans, shop drawings, specifications, books and records, and other documents and information required by the Administrative Agent or the Lenders; and

         (c) Cooperate with the General Contractor in the performance of all inspections performed thereby in order to use their best efforts to keep construction on schedule.

         SECTION 7.10 Construction of the Improvements. Prosecute the construction of the Improvements with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable laws and governmental requirements, the Loan Documents, and the Plans. The Borrower shall not permit cessation of work for a period in excess of twenty (20) days (whether or not consecutive but excluding weekends and legal holidays), except for Excusable Delays. The Borrower shall complete construction of the Improvements, and shall obtain a permanent unconditional certificate of occupancy and all other permits, licenses, and approvals for the occupancy, use and operation of the Improvements from all applicable Governmental Authorities on or before the Completion Date, free and clear of all Liens except as permitted pursuant to Section 9.2. The Borrower shall correct promptly (a) any material defect in the Improvements, (b) any material departure from the Plans, except with respect to Permitted Changes, or governmental requirements, or (c) any encroachment by any Improvements or structure on any building setback line, easement, property line or restricted area. All increases in the cost of constructing the Improvements which result from Permitted Changes shall be applied against the $1,000,000 building contingency in the Budget and, to the extent such increases exceed $1,000,000 shall be paid by the Borrower from its own funds.

         SECTION 7.11 Storage of Materials. Except as provided in Exhibit N, cause all materials supplied for, or intended to be utilized in the construction of the Improvements, but not yet affixed to or incorporated into the Improvements on the Land, to be stored on the Land with adequate safeguards as required by the Administrative Agent to prevent loss, theft, damage or commingling with other materials or projects.

         SECTION 7.12 Advertising by the Lenders. At the Lenders' request and expense, erect and maintain on the Property one or more advertising signs approved by the Administrative Agent and the Borrower indicating that the construction financing for the property has been provided by the Lenders.

         SECTION 7.13 Annual Appraisal. Upon the request of the Administrative Agent, during the continuance of any Event of Default, permit the Administrative Agent to obtain, at the Borrower's expense, once in each calendar year an appraisal of any part of the Property prepared in accordance with written instructions from the Administrative Agent by a third-party appraiser engaged directly by the Administrative Agent. Each such appraiser and appraisal shall be satisfactory to the Administrative Agent (including satisfaction of applicable regulatory requirements). The cost of each such appraisal shall be due and payable by the Borrower on demand and shall be secured by the Security Documents.

         SECTION 7.14 Construction Consultant. Cooperate with the Construction Consultant and furnish Construction Consultant whatever documents or cooperation the Construction Consultant considers reasonably necessary or useful to perform its duties. The duties of the Construction Consultant run solely to the Administrative Agent and the Lenders, and the Construction Consultant shall have no obligations or responsibilities whatsoever to the Borrower, the Architect, the General Contractor or to any of their agents or employees. The Construction Consultant may, among other duties, perform construction cost analyses, review the Plans and any proposed changes thereto, observe work in place, and review Draw Requests. Unless prohibited by Applicable Law, the reasonable fees, costs and expenses of the Construction Consultant shall be paid by the Borrower. The Administrative Agent shall use its best efforts to ensure that the Construction Consultant acts promptly in the discharge of its duties in order to facilitate construction as scheduled.

         SECTION 7.15      Reports and Vouchers.

         (a) Promptly deliver to the Administrative Agent copies of all reports, studies, inspections and tests made on the Land, the Improvements or the materials to be incorporated into the Improvements (including, without limitation, any such report, study, inspection or test which indicates any material adverse condition in the Land or the Improvements);

         (b) Make additional tests as the Administrative Agent or any Lender reasonably requires; and

         (c) Deliver to the Administrative Agent, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which the Borrower claims title to any materials, fixtures or articles incorporated or to be incorporated in the Improvements or otherwise subject to a lien or security interest in favor of the Administrative Agent for the benefit of the Lenders.

         SECTION 7.16      Equipment Financing.

         (a) Within nine (9) months following the Closing Date, secure a binding commitment from MedCath Incorporated or one or more third party lenders (each, in such capacity, an "Equipment Lender" and collectively, the "Equipment Lenders") to finance the purchase or lease by the Borrower of the equipment to be included within the Project (the "Equipment Loan Financing"). The terms and conditions of each such commitment shall be in form and substance satisfactory to the Administrative Agent. Such terms and conditions shall include, without limitation, the following: (a) an interest rate not to exceed the Five-Year US Treasury Yield plus 7%, (b) a term of not less than thirty-six (36) months or more than one hundred twenty (120) months and (c) an amount equal to not less than eighty percent (80%) or more than one hundred percent (100%) of the cost of the equipment.

         (b) Maintain the Equipment Loan Financing (after obtaining it as required pursuant to Section 7.16(a)); provided that the terms and conditions of the Equipment Loan Financing shall not be amended, modified or changed in a manner which is adverse in any respect to the rights or interests of the Administrative Agent or the Lenders unless approved in writing by the Administrative Agent

         SECTION 7.17 Maintenance of Licenses, Etc. In addition to and without limiting the generality of Section 7.5, (a) observe and remain in compliance in all material respects with all Applicable Laws, including, without limitation, Medicare Regulations and Medicaid Regulations (as applicable), in connection with the ownership or operation of the Hospital, (b) obtain and preserve, to the fullest extent permitted by Applicable Law, all certifications and authorizations necessary to ensure that the Hospital and the Borrower are eligible for reimbursement under the Medicare Regulations and the Medicaid Regulations (as applicable), and (c) obtain and preserve all material licenses, permits, authorizations and qualifications required under Applicable Laws in connection with the ownership or operation of the Hospital.

         SECTION 7.18      Insurance.

         (a) Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents (including, without limitation, Sections
1.4 through 1.8 of the Mortgage), and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         (b) For the purpose of Section 1.6 of the Mortgage, decisions to be made by the Administrative Agent regarding the application of net cash proceeds under any insurance policy shall be made by the Administrative Agent at the direction of the Required Lenders.

         SECTION 7.19 Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under this Agreement, the Construction Loan Notes and the other Loan Documents.

                                  ARTICLE VIII

                               FINANCIAL COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.11, the Borrower will not:

         SECTION 8.1       Minimum EBITDA. As of the end of each of the fourth
(4th) full fiscal quarter and the fifth (5th) full fiscal quarter following the Completion Date, permit EBITDA for such fiscal quarter to be less than $0.

         SECTION 8.2 Debt Service Coverage Ratio. As of the end of any fiscal quarter, commencing with the end of the sixth (6th) full fiscal quarter following the Completion Date, permit the ratio of (a) Adjusted EBITDA for the fiscal quarter then ended to (b) Adjusted Debt Service for such fiscal quarter to be less than the corresponding ratio set forth below:

             Period                                       Ratio
             ------                                       -----
Sixth full fiscal quarter following                    1.25 to 1.00
the Completion Date

                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.11, the Borrower will not:

         SECTION 9.1 Limitations on Debt. Create, incur, assume or suffer to exist any Debt except:

                  (a)      the Obligations;

                  (b) Debt incurred in connection with the Equipment Loan Financing in an aggregate principal amount not to exceed $20,000,000 at any time (or any refinancing, but not any increase in the principal amount, thereof);

                  (c) Debt incurred after the Closing Date consisting of Capital Leases or other purchase money Debt incurred to provide all or a portion of the purchase price (or to finance such purchase price within ninety (90) days of acquisition) or the cost of construction of an asset; provided that (i) such Debt when incurred shall not exceed one hundred percent (100%) of the purchase price or the cost of construction of such asset; (ii) no such Debt shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total amount of all such Debt shall not exceed $5,000,000 on any date of determination;

                  (d) Debt which may be deemed to exist pursuant to any performance, surety, statutory, appeal or similar obligations obtained in the ordinary course of business;

                  (e) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Administrative Agent; provided, that any counterparty that is a Lender shall be deemed satisfactory to the Administrative Agent; and

                  (f) Subordinated Debt to MedCath Incorporated evidencing intercompany loans by MedCath Incorporated to the Borrower for short-term working capital and other general corporate purposes in an aggregate principal amount not to exceed $20,000,000 (the "Subordinated Working Capital Loan"); provided, that the Subordinated Working Capital Loan shall be subordinated pursuant to an Intercompany Loan Subordination Agreement in form and substance satisfactory to the Administrative Agent.

         SECTION 9.2 Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of the Borrower's assets or properties (including, without limitation, shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

         (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired;

         (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation;

         (c) Liens in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

         (d) encumbrances on and exceptions to title contained in the Title Policy;

         (e) Liens securing Debt permitted under Section 9.1(b); provided that such Liens do not at any time encumber any property other than the equipment (and the proceeds thereof) of the Borrower to be included in the Project which is financed by such Debt;

         (f) purchase money Liens securing purchase money Debt (and refinancings thereof) to the extent permitted under Section 9.1(c); provided that (i) such purchase money Liens shall be created substantially simultaneously with the acquisition of the related asset and (ii) such purchase money Liens do not at any time encumber any property other than the property (and the proceeds thereof) financed by such Debt;

         (g) Liens arising in connection with Capital Leases to the extent permitted under Section 9.1(c); provided that (i) such Liens shall be created substantially simultaneously with the lease of the related asset and (ii) such Liens do not at any time encumber any property other than the property (and the proceeds thereof) financed by such Debt;

         (h) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 10.1(o);

         (i) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business (i) which secure obligations which are not overdue for a period of more than sixty
(60) days or (ii) which are being contested in good faith by appropriate proceedings;

         (j) Liens in an aggregate amount not to exceed $250,000 which are being contested by the Borrower in good faith and which are dismissed, discharged, stayed, bonded off or quashed within thirty (30) days of issuance; and

         (k) Liens on accounts receivable of the Borrower in connection with the Subordinated Working Capital Loan; provided that such Liens are subordinated to the

Liens on such accounts receivable in favor of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) on the terms and conditions which are satisfactory to the Administrative Agent.

         SECTION 9.3 Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership, limited liability company or joint venture (including, without limitation, the creation or capitalization or any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, or enter into, directly or indirectly, any commitment or option in respect of the foregoing except investments in:

         (a) cash and marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within 120 days from the date of acquisition thereof;

         (b) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc.;

         (c) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank;

         (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

         (e) loans and advances to officers, directors, employees and Affiliates (including advances for travel and miscellaneous expenses) in the ordinary course of business in an aggregate amount not to exceed $25,000 on any date of determination (without regard to write-offs or write-downs thereof);

         (f) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

         (g) investments by the Borrower in Hedging Agreements permitted under Section 9.1(e); and

         (h)      investments by the Borrower in joint ventures; provided that
(i) such investments shall not exceed $150,000 individually or $300,000 in the aggregate during the term of this Agreement, (ii) each such joint venture shall be in substantially the same field of business as that to be conducted by the Borrower on the Completion Date, (iii) the Borrower shall provide written notice of each such joint venture not less than ten (10) Business Days prior to the proposed date of consummation of such joint venture, (iv) the Borrower shall comply with all terms and conditions of the Security Documents in connection with its interest in each such joint venture within thirty (30) days of the date of consummation of each such joint venture and (v) the Borrower shall provide to the Administrative Agent all other agreements, certificates and other documents reasonably requested thereby in connection with each such joint venture.

         SECTION 9.4 Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution).

         SECTION 9.5 Limitations on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

         (a) the sale of obsolete assets no longer used or usable in the business of the Borrower; and

         (b) the sale of not more than1.25 acres of the Land for the purpose of constructing a medical office building on such Land; provided that,
(i) the fair market value of the Land sold shall not exceed $600,000 and (ii) 100% of the net cash proceeds of such asset disposition shall be promptly applied to the remaining scheduled principal installments of the Construction Loan Advances as required by Section 2.4(b) hereof; and

         (c) the sale of assets which are replaced in the ordinary course of business, the fair market value of which shall not exceed $500,000 with respect to any transaction and $2,000,000 in the aggregate for all such transactions during the term of this Agreement.

         SECTION 9.6 Limitation on Distributions. Purchase, redeem, retire or otherwise acquire, directly or indirectly, any of its ownership or equity interests, or make any distribution of cash, property or assets among the holders of its ownership or equity interests or make any changes in its capital structure; provided that:

                  (a) so long as no Default or Event of Default shall have occurred and be continuing or will exist immediately after giving effect to the distributions described herein, the Borrower may make distributions to its equityholders, not otherwise permitted hereunder, in an aggregate amount not to exceed $200,000 during the term of this Agreement; provided that the Borrower shall (i) notify the Administrative Agent in writing prior to making any such distribution and (ii) provide to the Administrative Agent all documentation in connection therewith;

                  (b) so long as (i) no Default or Event of Default under Sections 10.1(a) or 10.1(b) shall have occurred and be continuing or will exist immediately after giving effect to the distributions described herein and (ii) no obligations have been accelerated pursuant to Section 10.2(a), the Borrower may make quarterly distributions to its equityholders on their pro rata share of the income of the Borrower in an aggregate amount not to exceed in any year the amount of the income tax liability incurred by such equityholders as a result of the reporting of the Borrower's income, deductions, gains or losses on the federal or state income tax returns of the equityholders, the aggregate amount of which shall be calculated assuming all equityholders will pay taxes at the highest combined federal and state tax rate; provided that the Borrower shall provide to the Administrative Agent all documentation in connection therewith; and

                  (c) the Borrower may declare or make distributions to its equityholders to the extent not otherwise permitted hereunder or redeem the partnership interests of its equityholders to the extent provided for in the limited partnership agreement of the Borrower (as in effect on the date of this Agreement or as subsequently amended, modified or changed in accordance with Section 9.10) (such distributions and payments, the "Permitted Distributions"); provided that:

                           (i) the aggregate amount of all Permitted Distributions made during any Fiscal Year of the Borrower shall not exceed Cash Flow Available for Distribution for the preceding Fiscal Year of the Borrower; and

                           (ii) all Permitted Distributions made during any Fiscal Year must be made during the sixty (60) day period (A) commencing on the date of delivery by the Borrower to the Agent and the Lenders of the annual financial statements for the prior Fiscal Year of the Borrower which are required to be delivered pursuant to Section 6.1(b) and (B) ending on the date which is sixty (60) days after the date of such delivery (provided that no Permitted Distributions may be made until the first Fiscal Year following the date which is six (6) full fiscal quarters after the Completion Date);

                           (iii) no Default or Event of Default shall have occurred and be continuing or will exist immediately after giving effect to any Permitted Distribution;

                           (iv) the sum of (A) the cash balance of the Borrower plus (B) the aggregate amount of unused availability under Section 11(l)(ii) of the Guaranty Agreement shall not be less than $2,000,000 (such amount, the "Required Cash Availability") as of the end of the Business Day on which any Permitted Distribution is made (such date, the "Permitted Distribution Date") (the Required Cash Availability to exist after the payment and disbursement of (A) all operating expenses due and payable as of the Permitted Distribution Date, (B) all principal and interest on any Senior Debt due and payable as of the Permitted Distribution Date, (C) all principal and interest on any Subordinated Debt due and payable as of the Permitted Distribution Date and (D) all other Permitted Distributions due and payable as of such date); and

                           (v)      the Borrower shall deliver to the
                  Administrative Agent, as required by Section 6.4(c), a certificate in form and substance satisfactory to the Administrative Agent demonstrating compliance by the Borrower with the requirements set forth in this Section 9.6(c).

         SECTION 9.7 Amendments, Payments and Prepayments of Subordinated Debt. Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt, or cancel or forgive, make any principal payment on, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt; provided that if no Default or Event of Default shall have occurred and be continuing or would exist immediately after giving effect to the payments described below, the Borrower may:

         (a)      make all scheduled interest payments on Subordinated Debt;

         (b)      repay the Subordinated Working Capital Loan; and

         (c) increase the amount of the Subordinated Working Capital Loan (to the extent any such increase is permitted under Section 9.1(f)).

         SECTION 9.8 Transactions With Affiliates. Except as disclosed on Schedule 9.8 attached hereto, directly or indirectly:

         (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, members, managers or other Affiliates, or to or from any member of the immediate family of any of its officers, members, managers, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates (other than loans and advances to officers, directors, employees and Affiliates permitted pursuant to Section 9.3(e)), or

         (b) enter into, or be a party to, any other transaction not described in subsection (a) above with any of its Affiliates, except in the ordinary course of business pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to the Borrower than the Borrower would obtain in a comparable arm's length transaction with a Person not its Affiliate.

         SECTION 9.9 Restrictive Agreements. Enter into any Debt which contains any negative pledge on assets (other than, with respect to assets financed thereby, the Equipment Loan Financing) or any covenants more restrictive than the provisions hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt.

         SECTION 9.10      Certain Accounting Changes; Organizational Documents.
(a) Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices except as required by GAAP or (b) amend, modify or change its certificate of limited partnership (or corporate charter or other similar organizational documents) or amend, modify or change its limited partnership agreement (or other similar documents) in any manner adverse in any respect to the rights or interests of the Lenders.

         SECTION 9.11 Changes to the Plans. Without the Administrative Agent's prior written consent, which consent shall not to be unreasonably withheld, change or modify the Plans, undertake any construction on the Land except as shown in the Plans, agree to any change order, or allow any extras to any contractor or any subcontractor, except Permitted Changes. The Administrative Agent shall not be obligated to review a proposed change which requires the Administrative Agent's consent unless it has received all documents necessary to review such change, including the change order, cost estimates, plans and specifications, and evidence that all approvals by all applicable parties have been obtained. The Administrative Agent shall furnish the Lenders with timely written notice of any change to the Plans consented to by the Administrative Agent.

         SECTION 9.12 Contracts. Without the Administrative Agent's prior written approval as to parties, terms and all other matters, which approval shall not be unreasonably withheld, (a) enter into any Material Contract for the performance of any work or the supplying of any labor, materials or services for the design or construction of the Improvements (other than the Construction Contract or the Architect's Contract), (b) enter into any management or leasing contract with a third party pertaining to the Property not described in clause
(a) above that is not unconditionally terminable by the Borrower or any successor owner without penalty or payment on not more than thirty (30) days notice to the other party thereunder, or (c) materially modify, amend or terminate any such contracts except for Permitted Changes. All such contracts shall provide that all Liens of the applicable contractor, architect, supplier, surveyor or other party and any right to remove removable Improvements are or will be subordinate to rights of the Administrative Agent and the Lenders. The Borrower shall not default under any Material Contract or permit any Material Contract to terminate by reason of any failure of the Borrower to perform thereunder, and the Borrower shall promptly notify the Administrative Agent of any material default thereunder. The Borrower will deliver to the Administrative Agent, upon request of the Administrative Agent, the names of all persons or entities with whom each contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor. The Administrative Agent shall furnish the Lenders on a monthly basis with a written report of all approvals granted by the Administrative Agent under this Section 9.12 and of any notice of default received from the Borrower.

                                    ARTICLE X

                              DEFAULT AND REMEDIES

         SECTION 10.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

                  (a) Default in Payment of Principal of Construction Loans. The Borrower shall default in any payment of principal of any Construction Loan Advance or Construction Loan Note when and as due (whether at maturity, by reason of acceleration or otherwise), and such default shall continue unremedied for two (2) Business Days.

                  (b) Other Payment Defaults. The Borrower shall default in the payment of any interest on any Construction Loan Advance or Construction Loan Note or the payment of any other Obligation when and as due (whether at maturity, by reason of acceleration or otherwise), and such default shall continue unremedied for five (5) Business Days.

                  (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Borrower or any Guarantor under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

                  (d) Default in Performance of Certain Covenants. The Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 6.1, 6.2 or 6.5(h)(i) or Articles VIII or IX of this Agreement or any Guarantor shall default in the performance or observance of any covenant or agreement contained in Sections 10(a), 10(b), 10(e)(v)(A), 11(l), 12 and 13 of the Guaranty Agreement.

                  (e) Default in Performance of Other Covenants and Conditions. The Borrower or any Guarantor shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 10.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrower or such Guarantor by the Administrative Agent.

                  (f) Hedging Agreement. The Borrower shall default in the performance or observance of any terms, covenant, condition or agreement under any Hedging Agreement with the Administrative Agent or any Lender.

                  (g)      Specific Cross Defaults.

                           (i) The occurrence of an event of default under the Corporate Revolver.

                           (ii)     Any Guarantor shall default in the
         performance of any of its obligations under any of the Related Guaranty Agreements; provided, however, that a default by any Affiliate of any Guarantor which owns or operates a hospital or diagnostic center under the terms of any instrument or loan to which it is a party and for which such Guarantor provided its guaranty shall not be considered a Default or an Event of Default of such Guarantor pursuant to this
         Section 10.1(g)(ii) unless (A) written demand for payment of all or a portion of such debt has been made against such Guarantor by the lender or lenders thereunder (or an agent or trustee acting on behalf of the lender or lenders) and (B) such Guarantor fails to immediately (1) pay such debt and (2) perform all other related obligations in connection therewith.

                  (h) Other Debt Cross-Default. The Borrower or any Guarantor shall (i) default in the payment of any Debt (other than (A) Debt evidenced by the Construction Loan Notes and (B) any inter-company Debt, including any Debt of the Borrower to any Guarantor) beyond the period of grace, if any, provided in the instrument or agreement under which such Debt was created and provided that with respect to the Parent and MedCath Incorporated, such Debt exceeds an aggregate of $1,000,000 and with respect to the Borrower and any other Guarantor, such Debt exceeds an aggregate of $500,000, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than Debt evidenced by the Construction Loan Notes) or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired); provided, however, that a default by any Affiliate of any Guarantor which owns or operates a hospital or diagnostic center under the terms of any instrument or loan to which it is a party and for which such Guarantor provided its guaranty shall not be considered a Default or an Event of Default of such Guarantor pursuant to this Section 10.1(h) unless demand for payment of all or a portion of such debt has been made against such Guarantor by the lender or lenders thereunder (or an agent or trustee acting on behalf of the lender or lenders).

                  (i) Other Cross-Defaults. The Borrower or any Guarantor shall default in the payment when due, or in the performance or observance, of any material obligation or condition of any Material Contract and such default shall continue beyond the period of grace, if any, provided in such Material Contract unless, but only as long as, the existence of any such default is being contested by the Borrower or such Guarantor in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Borrower or such Guarantor to the extent required by GAAP.

                  (j) Change in Control. (i) Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended), other than any direct or indirect shareholder of the Parent existing immediately prior to the Initial Public Offering (as defined in the Commitment Agreement), shall obtain ownership or control in one or more series of transactions of more than fifty percent (50%) of the common stock or fifty percent (50%) of the voting power of the Parent entitled to vote in the election of members of the board of directors of the Parent, (ii) MedCath Incorporated shall cease to be a wholly-owned Subsidiary of the Parent, (iii) the Management Company or the Limited Partner shall cease to be a wholly-owned Subsidiary of MedCath

         Incorporated or (iv) the Management Company and the Limited Partner shall be the beneficial owner of less than that percentage of the equity interests in the Borrower owned by the Management Company and the Limited Partner on the Closing Date or the Management Company shall cease to be a general partner and manager of the Borrower (any such event, a "Change in Control").

                  (k) Voluntary Bankruptcy Proceeding. The Borrower or any Guarantor shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws,
         (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

                  (l) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower or any Guarantor in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or any Guarantor or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue undismissed or unstayed for a period of sixty
         (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

                  (m) Failure of Agreements. Any provision of this Agreement or of any other Loan Document shall for any reason cease to be valid and binding on the Borrower, any Guarantor or any other Person party thereto or the Borrower, any Guarantor or any other Person party thereto shall so state in writing, or this Agreement or any other Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof, the priority of which shall be subject only to Liens permitted pursuant to Section 9.2.

                  (n) ERISA Events. The occurrence of any of the following events: (i) the Borrower, any Guarantor or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, the Borrower, any Guarantor or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $2,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan of the Borrower, any Guarantor or any ERISA Affiliate, (iii) a Termination Event with respect to the Borrower, any Guarantor or any ERISA Affiliate or (iv) the Borrower, any Guarantor or any ERISA Affiliate as an employer under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of any such Multiemployer Plan notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payment in an amount exceeding $2,000,000.

                  (o) Judgment. A judgment or order by any court for the payment of money which causes the aggregate amount of all judgments and orders by any court in any Fiscal Year (which are not fully covered by insurance or with respect to which the applicable insurance carrier has not acknowledged that such judgment is fully covered by insurance) to exceed (i) $500,000 with respect to the Borrower, (ii) $1,000,000 with respect to any Guarantor (other than MedCath Parent Entities), (iii) $1,500,000 in the aggregate with respect to the Borrower and the Guarantors (other than the MedCath Parent Entities) or (iv) $2,000,000 with respect to any of the MedCath Parent Entities, and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

                  (p) Certificate of Occupancy; Medicare Certification and Medicaid Certification. The Borrower shall fail to obtain a final certificate of occupancy, a license to operate, Medicare Certification and Medicaid Certification (as applicable) within eighteen (18) months after the Closing Date or after the receipt thereof, such license to operate, Medicare Certification or Medicaid Certification (as applicable) shall expire, terminate, be cancelled or otherwise lost.

                  (q) Limited Partnership Agreement. The Borrower shall amend the Borrower's limited partnership agreement in a manner which would have a Material Adverse Effect without the prior written consent of the Required Lenders.

                  (r) Management Agreement. The Management Agreement shall be amended in a manner which would have a Material Adverse Effect, without the prior written consent of the Required Lenders, or shall cease to be valid and binding in accordance with its terms.

                  (s) Environmental. Any one or more Environmental Claims shall have been asserted against the Borrower or any Guarantor; the Borrower or any Guarantor would be reasonably likely to incur liability as a result thereof; and such liability would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

         SECTION 10.2      Remedies.

         (a) Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, do any one or more of the following:

                  (i) declare the principal of and interest on the Construction Loan Advances and the Construction Loan Notes at the time outstanding, and all other amounts owed to the Lenders and the Administrative Agent under this Agreement or any other Loan Document and all other Obligations (other than obligations owing under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any other Loan Document to the contrary notwithstanding, and terminate the Construction Loan Facility, any right of the Borrower to request borrowings thereunder and any obligation to disburse any sum from the Project Deposit; provided, that upon the occurrence of an Event of Default specified in Section 10.1(k) or (l), the Construction Loan Facility, any right of the Borrower to request borrowings thereunder and any obligation to disburse any sum from the Project Deposit shall be automatically terminated and all Obligations (other than obligations owing under any Hedging Agreement) shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any other Loan Document to the contrary notwithstanding;

                  (ii)     institute an action to reduce any claim to judgment;

                  (iii) exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Applicable Law, equity or otherwise;

                  (iv) set-off and apply, to the extent thereof and to the maximum extent permitted by law, any and all deposits, funds or assets at any time held and any and all other indebtedness at any time owing by any Lender to or for the credit or account of the Borrower against any Obligations (other than Obligations owing under any Hedging Agreement); or

                  (v) in its own name or in the name of the Borrower, enter into possession of the Property, perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans, the Loan Documents, laws and governmental requirements, and continue to employ the Architect and any engineer or contractor pursuant to the applicable contracts or otherwise.

         (b) The Borrower hereby appoints the Administrative Agent as the attorney-in-fact of the Borrower, which power of attorney is irrevocable and coupled with an interest, with full power of substitution and in the name of the Borrower, if the Administrative Agent elects to do so, upon the occurrence of a Default or an Event of Default, to:

                  (i) use such sums as are necessary, including any proceeds of the Construction Loan Advances and the Project Deposit, make such changes or corrections in the Plans and employ such architects, engineers and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans, the Loan Documents, laws and governmental requirements, or as otherwise may be reasonably necessary for purposes of completing such construction;

                  (ii) execute all applications and certificates in the name of the Borrower which may be required for completion of construction of the Improvements;

                  (iii) endorse the name of the Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to the Borrower with respect to the Property;

                  (iv) do every act with respect to the construction of the Improvements which the Borrower may do;

                  (v) prosecute or defend any action or proceeding incident to the Property,

                  (vi) pay, settle or compromise all bills and claims so as to clear title to the Property; and

                  (vii) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by or under the control of the Borrower, whether or not previously incorporated into the Improvements.

Any amounts expended by the Administrative Agent or the Lenders shall be a demand obligation owing by the Borrower to the Lenders. The Lenders shall have no liability to the Borrower for the sufficiency or adequacy of any such actions taken by the Administrative Agent or the Lenders unless such actions constitute gross negligence or willful misconduct on the part of the Administrative Agent or the Lenders.

         SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

                                   ARTICLE XI

                            THE ADMINISTRATIVE AGENT

         SECTION 11.1 Appointment and Authorization of the Administrative Agent. Each Lender hereby irrevocably (subject to Section 11.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 11.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         SECTION 11.3 Liability of the Administrative Agent. No Administrative Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by the Borrower, any Guarantor or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower, any Guarantor or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower, any Guarantor or any Affiliate thereof.

         SECTION 11.4      Reliance by the Administrative Agent.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower and the Guarantors), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         SECTION 11.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with Article X; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         SECTION 11.6 Credit Decision; Disclosure of Information by the Administrative Agent. Each Lender acknowledges that no Administrative Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Borrower, any Guarantor or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender as to any matter, including whether Administrative Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, the Guarantors and their respective Subsidiaries, and all applicable bank or other regulatory Applicable Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the Guarantors. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of the Guarantors or any of their respective Affiliates which may come into the possession of any Administrative Agent-Related Person.

         SECTION 11.7 Indemnification of the Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Administrative Agent-Related Person (to the extent not reimbursed by or on behalf of the Borrower or the Guarantors promptly upon demand therefor and without limiting the obligation of the Borrower and the Guarantors to do so), pro rata, and hold harmless each Administrative Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Administrative Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 11.7. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower promptly upon demand therefor. The undertaking in this Section 11.7 shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

         SECTION 11.8 The Administrative Agent in Its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and each of the

Guarantors and their respective Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Borrower, any Guarantor or any Affiliate thereof (including information that may be subject to confidentiality obligations in favor of the Borrower, any Guarantor or any Affiliate thereof) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Construction Loan Advances, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         SECTION 11.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon thirty (30) days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XI and Sections 5.2 and
10.3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         SECTION 11.10 Syndication Agent; Documentation Agent; Co-Lead Arranger. None of the Lenders identified on the facing page or signature pages of this Agreement as a "syndication agent", "documentation agent" or "co-lead arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1      Notices.

         (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

         If to the Parent:           MedCath Corporation
                                     10720 Sikes Place
                                     Charlotte, North Carolina 28277
                                     Attention:     James E. Harris
                                     Telephone No.: (704) 708-6610
                                     Telecopy No.:  (704) 708-5035

         If to the Borrower:         Heart Hospital of San Antonio, LP
                                     c/o San Antonio Hospital Management, Inc.
                                     10720 Sikes Place
                                     Charlotte, North Carolina 28277
                                     Attention:     James E. Harris
                                     Telephone No.: (704) 708-6610
                                     Telecopy No.:  (704) 708-5035

         With copies to:             Moore & Van Allen PLLC
                                     Bank of America Corporate Center
                                     100 North Tryon Street, Floor 47
                                     Charlotte, North Carolina  28202
                                     Attention:     Hal A. Levinson, Esq.
                                     Telephone No.: (704) 331-1050
                                     Telecopy No.:  (704) 331-1159

         If to Bank of America as    Bank of America, N.A.
          Administrative Agent:      IL1-231-08-03
                                     231 South LaSalle Street

                                     Chicago, Illinois 60604
                                     Attention:     Kristine Hyde
                                     Telephone No.: (312) 828-1657
                                     Telecopy No.:  (877) 206-8412

         With copies to:             Bank of America, N.A.
                                     Commercial Construction Administration
                                     1111 East Main Street
                                     Richmond, Virginia 23219
                                     Attention:     Kathryn V. Traylor
                                     Telephone No.: (804) 788-3873
                                     Telecopy No.:  (804) 788-2248

         With copies to:             Kennedy Covington Lobdell & Hickman, L.L.P.
                                     Bank of America Corporate Center
                                     100 North Tryon Street
                                     Suite 4200
                                     Charlotte, North Carolina  28202
                                     Attention:     J. Donnell Lassiter, Esq.
                                     Telephone No.: (704) 331-7444
                                     Telecopy No.:  (704) 331-7598

         If to any Lender:           To the address set forth on Schedule 1.1(a)
                                     hereto

         (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Construction Loan Advances will be disbursed.

         SECTION 12.2      Expenses; Indemnity.

         (a) The Borrower agrees (i) to pay or reimburse the Administrative Agent and the Syndication Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, all out-of-pocket syndication and due diligence expenses and all Attorney Costs (provided that such Attorney Costs shall be limited to the fees and expenses of a single law firm representing the Administrative Agent and the Syndication Agent), and (ii) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including, without limitation, all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section 12.2(a) shall survive the termination of the Commitments and repayment of all the other Obligations.

         (b) Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify, save and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against the Borrower, any Guarantor, any Affiliate thereof or any of their respective officers or directors; (ii) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation or removal of the Administrative Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Loan Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Construction Loan Advance, or the relationship of the Borrower, the Guarantors, the Administrative Agent and the Lenders under this Agreement or any other Loan Document; (iii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in clause (i) or (ii) above; and (iv) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including Attorney Costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this
Section 12.2(b) shall survive the termination of the Commitments and repayment of all the other Obligations.

         SECTION 12.3 Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 12.10 are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 10.2 and although such Obligations shall be contingent or unmatured. Notwithstanding the preceding sentence, each Lender agrees to notify the Borrower and the Administrative Agent after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 12.4 Governing Law. THIS AGREEMENT, THE CONSTRUCTION LOAN NOTES AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         SECTION 12.5      Jurisdiction and Venue.

         (a) Jurisdiction. The Borrower hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Construction Loan Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Construction Loan Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 12.1. Nothing in this Section 12.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdictions.

         (b) Venue. The Borrower hereby irrevocably waives any objection it may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Agreement, any other Loan Document or the rights and obligations of the parties hereunder. The Borrower irrevocably waives, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.

         SECTION 12.6 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS

RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12.6 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         SECTION 12.7 Reversal of Payments. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         SECTION 12.8      Injunctive Relief; Punitive Damages.

         (a) The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         (b) The Administrative Agent, the Lenders and the Borrower (on behalf of itself and the Guarantors) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that it may now have or which may arise in the future in connection with any dispute, whether such dispute is resolved through arbitration or judicially.

         SECTION 12.9 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrower or the Guarantors to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrower, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrower and the Required Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

         SECTION 12.10     Successors and Assigns; Participations.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Construction Loan Advances at the time owing to it); provided that:

                  (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Construction Loan Advances at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Construction Loan Advances outstanding thereunder) of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

                  (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Construction Loan Advances or the Commitment assigned; and

                  (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 12.10, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.8, 3.9, 3.10, 3.11 and 12.2). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Construction Loan Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 12.10.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Construction Loan Advances owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may, with notice to, but without the consent of, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Construction Loan Advances owing to it); provided that
(i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant,
(ii) reduce the principal, interest, fees or other amounts payable to such Participant, (iii) release any Guarantor from the Guaranty or (iv) release all or substantially all of the Collateral. Subject to subsection (e) of this
Section 12.10, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.8(c), 3.9, 3.10 and 3.11; provided that, subject to subsection (e) of this Section 12.10, no Participant shall be entitled to receive any greater amount pursuant to such Sections 3.8(c), 3.9, 3.10 and 3.11 than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.3 as though it were a Lender; provided such Participant agrees to be subject to Section 3.6 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Sections 3.8(c), 3.10 or 3.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 3.11(e) as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Construction Loan Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 12.10(b)), the Borrower shall be deemed to have given its consent ten (10) Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day.

         (h) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; or (d) any other Person (other than a natural Person) approved by the Administrative Agent and, unless (i) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (ii) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

                  "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         SECTION 12.11     Amendments, Waivers and Consents.

         (a) Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall (i) increase the Commitment of any Lender,
(ii) reduce the rate of interest or fees payable on any Construction Loan Advance, (iii) reduce or forgive the principal amount of any Construction Loan Advance, (iv) extend the originally scheduled time or times of payment of the principal of any Construction Loan Advance or the time or times of payment of interest on any Construction Loan Advance or any fee or commission with respect thereto, (v) permit any subordination of the principal or interest on any Construction Loan Advance, (vi) release the Borrower from the Obligations hereunder, (vii) release any Guarantor from its obligations under the Guaranty Agreement (other than as specifically permitted or contemplated in this Agreement or the Guaranty Agreement), (viii) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Borrower's rights and obligations hereunder, (ix) release all or any material portion of the Collateral or release any Security Document (other than asset sales permitted pursuant to Section 9.5 and as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) or (x) amend the provisions of this Section 12.11 or the definition of Required Lenders, in each case, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of Article XI shall be made without the written consent of the Administrative Agent.

         (b) In the case of any amendment, waiver, consent or other modification in connection with this Agreement for which a substantially similar corresponding amendment, waiver, consent or other modification with regard to any the Related Credit Documents will be made effective thereunder contemporaneously, each Lender must vote in the same manner with respect to each such amendment, waiver, consent or other modification in connection with this Agreement and all such other Related Credit Documents.

         SECTION 12.12 Confidentiality. The Administrative Agent and each of the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 12.12, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower and the Guarantors; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.12 or
(ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower and the Guarantors; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section 12.12, "Information" means all information received from the Borrower and the Guarantors relating to the Borrower and the Guarantors or the business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or the Guarantors; provided that, in the case of information received from the Borrower or any Guarantor after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         SECTION 12.13 Performance of Duties. The Borrower's obligations under this Agreement and each of the other Loan Documents shall be performed by the Borrower at its sole cost and expense.

         SECTION 12.14 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Construction Loan Facility has not been terminated.

         SECTION 12.15 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

         SECTION 12.16 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 12.17 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 12.18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 12.19 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Construction Loan Advances, payment of all outstanding fees and expenses hereunder and the termination of the Lender's Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

         SECTION 12.20 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

         SECTION 12.21 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         SECTION 12.22 Inconsistencies with Other Documents; Independent Effect of Covenants.

         (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided, that any provision of the Security Documents which imposes additional burdens on the Borrower or the Guarantors or further restricts the rights of the Borrower or the Guarantors or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

         (b) The Borrower expressly acknowledges and agrees that each covenant contained in Articles VII, VIII and IX hereof and Sections 11, 12 and 13 of the Guaranty Agreement shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VII, VIII and IX hereof and Sections 11, 12 and 13 of the Guaranty Agreement if, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles VII, VIII and IX hereof and Sections 11, 12 and 13 of the Guaranty Agreement.

                           [Signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                     HEART HOSPITAL OF SAN ANTONIO, LP
                                     By: San Antonio Hospital Management,
                                     Inc., its General Partner

                                     By: /s/ James A. Parker
                                         ---------------------------------------
                                     Name: James A. Parker
                                     Title: Treasurer

                                     BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     BANK OF AMERICA, N.A., as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     BANKERS TRUST COMPANY, as Syndication
                                      Agent and as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                      Documentation Agent and as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                               LOAN AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                     HEART HOSPITAL OF SAN ANTONIO, LP
                                     By: San Antonio Hospital Management,
                                     Inc., its General Partner

                                     By: _______________________________________
                                     Name: James A. Parker
                                     Title: Treasurer

                                     BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                     By: /s/ Kristine Thennes
                                         ---------------------------------------
                                     Name: Kristine Thennes
                                     Title: Vice President

                                     BANK OF AMERICA, N.A., as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     BANKERS TRUST COMPANY, as Syndication
                                      Agent and as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                      Documentation Agent and as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                               LOAN AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                     HEART HOSPITAL OF SAN ANTONIO, LP
                                     By: San Antonio Hospital Management,
                                     Inc., its General Partner

                                     By: _______________________________________
                                     Name: James A. Parker
                                     Title: Treasurer

                                     BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     BANK OF AMERICA, N.A., as Lender

                                     By: /s/ G. Morrison Creech
                                         ---------------------------------------
                                     Name: G. Morrison Creech
                                     Title: Senior Vice President

                                     BANKERS TRUST COMPANY, as Syndication
                                      Agent and as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                      Documentation Agent and as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                               LOAN AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                     HEART HOSPITAL OF SAN ANTONIO, LP
                                     By: San Antonio Hospital Management,
                                     Inc., its General Partner

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     BANK OF AMERICA, N.A., as Lender

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                      Syndication Agent and as Lender

                                     By: /s/ Diane F. Rolfe
                                         ---------------------------------------
                                     Name: Diane F. Rolfe
                                     Title: Vice President

                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                      Documentation Agent and as Lender

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

LOAN AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                     HEART HOSPITAL OF SAN ANTONIO, LP
                                     By: San Antonio Hospital Management,
                                     Inc., its General Partner

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     BANK OF AMERICA, N.A., as Lender

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     BANKERS TRUST COMPANY, as Syndication
                                      Agent and as Lender

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                      Documentation Agent and as Lender

                                     By: /s/ Douglas T. Davis
                                         ---------------------------------------
                                     Name: Douglas T. Davis
                                     Title: Director

LOAN AGREEMENT

                                     GE HEALTHCARE FINANCIAL SERVICES, as Lender

                                     By: /s/ Dev Lobo
                                         ---------------------------------------
                                         Name: Dev Lobo
                                         Title: Risk Manager

                                     SIEMENS MEDICAL SYSTEMS, INC., as Lender

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     JP MORGN CHASE BANK., as Lender

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     FIFTH THIRD BANK (WESTERN OHIO), as Lender

                                     By: _______________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                     GE HEALTHCARE FINANCIAL SERVICES, as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     THE FOOTHILL GROUP, INC., as Lender

                                     By: /s/ M.E. Stearns
                                         ---------------------------------------
                                     Name: M.E. Stearns
                                     Title: Sr. V. P.

                                     THE CHASE MANHATTAN BANK, as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     FIFTH THIRD BANK (WESTERN OHIO), as Lender

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                               LOAN AGREEMENT

                                     GE HEALTHCARE FINANCIAL SERVICES, as Lender

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     SIEMENS MEDICAL SYSTEMS, INC., as Lender

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     JP MORGN CHASE BANK., as Lender

                                     By: /s/ Dawn Lee Lum
                                         ---------------------------------------
                                         Name: Dawn Lee Lum
                                         Title: Vice President

                                     FIFTH THIRD BANK (WESTERN OHIO), as Lender

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     GE HEALTHCARE FINANCIAL SERVICES, as Lender

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     SIEMENS MEDICAL SYSTEMS, INC., as Lender

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     JP MORGN CHASE BANK., as Lender

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     FIFTH THIRD BANK (WESTERN OHIO), as Lender

                                     By: /s/ Brian B. Bergmann
                                         ---------------------------------------
                                         Name: Brian B. Bergmann
                                         Title: Vice President

                                    EXHIBIT A
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                            LEGAL DESCRIPTION OF LAND

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT A

                               (LEGAL DESCRIPTION)
TRACT I:

Lots 17 and 18, of the Heart Hospital of San Antonio Subdivision recorded in Volume 9554, Page 8 of the Deed and Plat Records of Bexar County, Texas, in the City of Balcones Heights of Bexar County, Texas.

Tract II: Rights of non-exclusive ingress and egress over across a 0.2870 acre tract of land being more particularly described as follows:

A 0.2870 acre, or 12,503 square foot more or less, tract of land, being the same
0.2870 acre Easement Parcel recorded in Volume 9235, page 51 of the Official Public Records of Real Property, Bexar County, Texas, being a 43.60 foot wide Ingress/Egress Easement out of Lot 15, County Block 5508 of the Wonderland Annex Subdivision recorded in Volume 5700, Page 30 of the Deed and Plat Records of Bexar County, Texas, in the City of Balcones Heights, Bexar County, Texas. Said
0.2870 acre easement being more fully described as follows:

COMMENCING: At a found 1/2" iron rod on the south right-of-way line of North Crossroads Boulevard, a 100.00 foot right-of-way, said iron rod also being the north corner of Lot 15;

THENCE: S 75(degree)28'42" W, the basis of bearings for this survey is based on the North American Datum of 1983, from State Plane Coordinates established for the Texas South Central Zone, along and with the said right-of-way of North Crossroads Boulevard, a distance of 94.43 feet to a point at the northwest corner of said Lot 15;

THENCE: S 31(degree)05'41" W, along and with the cutback of said southeast right-of-way line of North Crossroads Boulevard and the Crossroads Boulevard a distance of 69.97 feet to the northwest corner of this easement and the POINT OF BEGINNING;

THENCE: Departing the said right-of-way of Crossroads Road, the following calls and distances:

S 63(degree)46'28" E, a distance of 150.23 feet to set 1/2" iron rod with yellow cap marked "Pape-Dawson", S 60(degree)31'18" E, a distance of 135.92 feet to the northeast corner of this easement on the northwest line of Lot 17, County Block 5508, Heart Hospital of San Antonio, Volume 9554, page 8, of the Deed and Plat Records of Bexar County, Texas, from which a found 1/2" iron rod with a yellow cap marked "Pape-Dawson"on the southline of Lot 16, County Block 5508, of the Wonderland Annex Subdivision, recorded in Volume 5700, Page 30 of the Deed and Plat Records of Bexar County, Texas, set for the northwest corner of said Lot 17, bears N 29(degree)28'42" E, a distance of 2.60 feet; S 29(degree)28'42" W, along and with the northwest line of said Lot 17, a distance of 43.60 feet to a set 1/2" iron rod with a yellow cap marked "Pape-Dawson" the southeast corner of this easement from which a found 1/2" iron rod with a yellow cap marked "Pape Dawson", on the southwest line of said Lot 15 and a corner of said Lot 17, bears S 29(degree)28'42" W, a distance of 169.71 feet; N 60(degree)31'18" W, a distance of 134.68 feet to a set 1/2" iron rod with yellow plastic cap marked "Pape-Dawson", N 63(degree)46'28" W, a distance of 152.70 feet to a set 1/2" iron rod with yellow plastic cap marked "Pape-Dawson" on the southeast right-of-way line of Crossroads Blvd., at the southwest corner of this easement;

THENCE: N 31(degree)05'41" E, along and with the southeast right-of-way line of Crossroads Blvd., a distance of 43.76 feet to the POINT OF BEGINNING and containing 0.2870 of an acre of land in the City of Balcones Heights, Bexar County, Texas said tract described in accordance with a survey made on the ground and a survey map prepared by Pape-Dawson Engineers Inc.

TRACT III:

Lot 16, in the Wonderland Annex Subdivision, in the City of Balcones Heights, an addition in Bexar County Texas, according to the map or plat thereof recorded in Volume 5700, Page 30, Deed and Plat Records of Bexar County, Texas.

                                    EXHIBIT B
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                         FORM OF CONSTRUCTION LOAN NOTE

                             CONSTRUCTION LOAN NOTE

$__________                                                     November 7, 2002

         FOR VALUE RECEIVED, the undersigned, Heart Hospital of San Antonio, LP, a North Carolina limited liability company (the "Borrower"), promises to pay to the order of ______________________________ (the "Lender"), at the place and times provided in the Loan Agreement referred to below, the principal sum of ____________________ DOLLARS ($__________) or, if less, the principal amount of all Construction Loan Advances made by the Lender pursuant to that certain Amended and Restated Loan Agreement, dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among the Borrower, the Lenders who are or may become a party thereto, as Lenders (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

         The unpaid principal amount of this Construction Loan Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Loan Agreement and shall bear interest as provided in Section 3.1 of the Loan Agreement. All payments of principal and interest on this Construction Loan Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Loan Agreement.

         This Construction Loan Note is entitled to the benefits of, and evidences Obligations incurred under, the Loan Agreement, to which reference is made for a description of the security for this Construction Loan Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Construction Loan Note and on which such Obligations may be declared to be immediately due and payable.

         THIS CONSTRUCTION LOAN NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         The Debt evidenced by this Construction Loan Note is senior in right of payment to all Subordinated Debt referred to in the Loan Agreement.

         The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Loan Agreement) notice of any kind with respect to this Construction Loan Note.

         IN WITNESS WHEREOF, the undersigned has executed this Construction Loan Note under seal as of the day and year first above written.

[CORPORATE SEAL]                 HEART HOSPITAL OF SAN ANTONIO, LP,
                                 as Borrower

                                      By: San Antonio Hospital Management, Inc.,
                                          its General Partner

                                      By:_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                    EXHIBIT C
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                              FORM OF DRAW REQUEST

                                  DRAW REQUEST

                              DRAW REQUEST NO. ___

         PURSUANT TO THE AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF NOVEMBER 7, 2002 (AS AMENDED, RESTATED SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "LOAN AGREEMENT") BY AND AMONG HEART HOSPITAL OF SAN ANTONIO, LP, AS BORROWER (THE "BORROWER"), THE LENDERS WHO ARE OR MAY BECOME PARTY THERETO, AS LENDERS (THE "LENDERS"), AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT (THE "ADMINISTRATIVE AGENT").

TO:               Bank of America, N.A., as Administrative Agent Date: _________

BORROWER:         Louisiana Heart Hospital, LLC

PROJECT:          _____________________________

DRAW REQUEST
NUMBER:           _____________________________         TOTAL AMOUNT:$__________

DRAW BREAKDOWN:

(a)      Borrower                           $__________
(b)      General Contractor                 $__________
(c)      Architect                          $__________
(d)      Administrative Agent
           [for fees and expenses]          $__________

PERIOD COVERED: _____________________  THROUGH____________________

         BEFORE ME, the undersigned Notary, on this day personally appeared the person executing this affidavit, who, being by me first duly sworn, deposed and said:

         1. He is the duly authorized representative of San Antonio Hospital Management, Inc., the duly authorized and acting Manager of the Borrower (the "Management Company"), the office which he holds in the Management Company being indicated on the execution line of this affidavit; and he is duly authorized to make this affidavit and to execute and deliver the related request for payment on behalf of the Borrower.

         2. All reports, statements, and other documentation heretofore or herewith delivered by or on behalf of the Borrower to the Administrative Agent are substantially true and correct and in all material respects what they purport and appear to be.

         3. Attached is a Draw Request for Work Completed Summary, and if a Construction Loan Advance for hard costs is requested, also attached are AIA Document G-702 and G-703 (1983 Edition) forms executed by the General Contractor and approved by the Borrower's Architect, all completed for the above amount and period, together with all supporting documentation required by the Loan Agreement for the Project, all of which are true and correct and in all respects what they purport and appear to be.

         4. The Borrower has not been served with any written notice that a lien will be claimed for any amount unpaid for materials delivered, labor performed, or services provided in connection with the Project, or any part thereof.

         5. This affidavit is made to induce the Administrative Agent and the Lenders to advance funds to the Borrower, which funds shall be applied by the Borrower in accordance with the Loan Agreement and the other Loan Documents, and, in so lending funds, the Administrative Agent and the Lenders are relying upon the accuracy of matters stated in this affidavit.

         6. All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate in all material respects as of the date of this Draw Request and will be true in all material respects as of the date on which the requested Construction Loan Advance is disbursed, except as follows (if any): ________________.

         7. No Default or Event of Default exists (or would result from the Construction Loan Advance herein requested).

         8. No part of the Property has been taken by eminent domain proceedings, and the Borrower has not received written notice of any proceedings or negotiations therefor which are pending.

         9. All previously disbursed funds received in connection with Construction Loan Advances have been expended, or are being held in trust, for the sole purpose of paying Project costs included in the Budget and previously incurred by the Borrower as set forth in previous Draw Requests; and no part of said funds has been used for any other purpose.

         10. The Borrower has previously or concurrently disclosed to the Administrative Agent and the Lenders all matters known to the Borrower that are required to be so disclosed under the Loan Documents.

         11. All conditions precedent to the Borrower's right to receive the requested Construction Loan Advance have been met in accordance with the terms of the Loan Agreement and the other Loan Documents.

         12. The amounts and percentages set forth in this Draw Request (including the Draw Request for Work Completed Summary and any AIA Document G-702 and G-703 submitted in connection herewith) are true and correct.

         13. The aggregate sum of (i) Construction Loan Advance funds previously disbursed for hard costs, plus (ii) the Construction Loan Advance funds included in this Draw Request for hard costs, plus (iii) the existing retainage required under Section 2.2(b)(i) of the Loan Agreement, does not exceed the aggregate amount incurred and/or expended to date for hard costs included in the Work (as defined in the Construction Contract) incorporated into the Improvements and for stored materials.

         14. No portion of the materials included within this Draw Request are stored off the Land except as follows (if any): __________________________.

         15. Upon disbursement by the Borrower of the funds advanced by the Administrative Agent and the Lenders as requested in this Draw Request, all obligations for Work (as defined in the Construction Contract) and other costs heretofore incurred by the Borrower in connection with the Project and which are due and payable will be fully paid and satisfied.

         16. The actual cost required to complete all matters of a type included in any line item in the Budget does not exceed the amount allocated to that line item in the Budget, except as follows (if any): ____________________.

         17. All change orders to the Plans have been submitted to the Administrative Agent and all change orders for which a Construction Loan Advance is requested hereby have been consented to by the Administrative Agent and Required Lenders to the extent required under the Loan Agreement and the other Loan Documents.

         18. All lien waivers or payment receipts required under the terms of the Loan Agreement and the other Loan Documents for this Draw Request have been submitted to the Administrative Agent.

         19. The construction of the Improvements is progressing in a satisfactory manner so as to assure completion thereof on or before the Completion Date in accordance with the Plans, the Loan Agreement and the Loan Documents.

         20. As of the date hereof, the Borrower has no claims, causes of action, demands against the Administrative Agent, demands against the Lenders, or defenses or offsets to payment of the Construction Loan Advances or any other amounts due under Loan Agreement and the other Loan Documents.

         21. The Borrower has undertaken all investigation necessary to make all of the foregoing statements.

         22. The acceptance by the Administrative Agent and the Lenders of this Draw Request will in no way operate as a waiver by the Administrative Agent or the Lenders of any term, condition, covenant or agreement contained in the Loan Agreement and the other Loan Documents, or of any right of the Administrative Agent or the Lenders to enforce any term, condition, covenant or agreement therein.

         23. This Draw Request includes Pre-Opening Operating Costs of $__________ to be reimbursed to the Borrower.

         All capitalized, undefined terms used herein shall have the meanings assigned thereto in the Loan Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has executed this Draw Request as of the date first written above.

                           AFFIANT:

[SEAL]                     HEART HOSPITAL OF SAN ANTONIO, LP,
                           as Borrower

                                    By: San Antonio Hospital Management, Inc., ,
                                        its General Partner

                                    By: ________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

STATE OF  ____________________      )
                                    )
COUNTY OF ____________________      )

         SUBSCRIBED AND SWORN BEFORE ME, on this ____ day of _______________, 200__.

                                       _________________________________________
                                       Notary Public:___________________________
                                       Printed Name: ___________________________
                                       My Commission Expires:___________________

                                    EXHIBIT D
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                      FORM OF NOTICE OF ACCOUNT DESIGNATION

                          NOTICE OF ACCOUNT DESIGNATION

                          Dated as of: November 7, 2002

Bank of America, N.A.,
  as Administrative Agent
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28244
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you under Section 2.2(c) of the Amended and Restated Loan Agreement dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among Heart Hospital of San Antonio, LP, a North Carolina limited liability company, (the "Borrower"), the lenders who are or may become party thereto (the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent").

         1. The Administrative Agent is hereby authorized to disburse the proceeds of all Construction Loan Advances requested by the Borrower to be disbursed thereto into the following account(s):

                          Louisiana Heart Hospital, LLC
                        ABA Routing Number: ___________
                          Account Number: _____________

         2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent.

         3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation as of the 7th day of November , 2002.

                           HEART HOSPITAL OF SAN ANTONIO, LP,
                           as Borrower

                           By:    SAN ANTONIO HOSPITAL
                                  MANAGEMENT, INC., its General Partner

                                  By: __________________________________________
                                  Name: ________________________________________
                                  Title: _______________________________________

                                    EXHIBIT E
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                          FORM OF NOTICE OF PREPAYMENT

                              NOTICE OF PREPAYMENT

                           Dated as of: _____________

Bank of America, N.A.,
  as Administrative Agent
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28244
Attention: Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Prepayment is delivered to you under Section 2.4(a) of the Amended and Restated Loan Agreement dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among Louisiana Heart Hospital, a North Carolina limited liability company (the "Borrower"), the lenders who are or may become party thereto (the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent").

         1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [Eurodollar Rate Loans]: ____________________. (Complete with an amount in accordance with Section 2.4(a) of the Loan Agreement.)

         2. The Borrower shall repay the above-referenced Construction Loan Advances on the following Business Day: ____________________. (Complete with a Business Day at least three (3) Business Days subsequent to date of this Notice of Prepayment.)

         3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the ____ day of __________, ____.

                           HEART HOSPITAL OF SAN ANTONIO, LP,
                           as Borrower

                           By:      SAN ANTONIO HOSPITAL
                                    MANAGEMENT, INC., its General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                                    EXHIBIT F
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                        NOTICE OF CONVERSION/CONTINUATION

                           Dated as of: _____________

Bank of America, N.A.,
  as Administrative Agent
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28244
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you under Section 3.2 of the Amended and Restated Loan Agreement dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among Heart Hospital of San Antonio, LP, a North Carolina limited liability company (the "Borrower"), the lenders who are or may become party thereto (the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent").

         1. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Loan Agreement.)

                  [ ] Converting all or a portion of a Base Rate Loan into a Eurodollar Rate Loan

                  (a) The aggregate outstanding principal balance of such Construction Loan Advance is $_______________.

                  (b) The principal amount of such Construction Loan Advance to be converted is $_______________.

                  (c) The requested effective date of the conversion of such Construction Loan Advance is _______________.

                  (d) The requested Interest Period applicable to the converted Construction Loan Advance is
                           _______________.

                  [ ] Converting a portion of Eurodollar Rate Loan into a Base Rate Loan

                  (a) The aggregate outstanding principal balance of such Construction Loan Advance is $_______________.

                  (b) The last day of the current Interest Period for such Construction Loan Advance is_______________.

                  (c) The principal amount of such Construction Loan Advance to be converted is $______________.

                  (d) The requested effective date of the conversion of such Construction Loan Advance is_______________.

                  [ ] Continuing all or a portion of a Eurodollar Rate Loan as a Eurodollar Rate Loan

                  (a) The aggregate outstanding principal balance of such Construction Loan Advance is $_______________.

                  (b) The last day of the current Interest Period for such Construction Loan Advance is_______________.

                  (c) The principal amount of such Construction Loan Advance to be continued is $______________.

                  (d) The requested effective date of the continuation of such Construction Loan Advance is_______________.

                  (e) The requested Interest Period applicable to the continued Construction Loan Advance is
                           _______________.

         2. The principal amount of all Construction Loan Advances outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Loan Agreement.

         3. All of the conditions applicable to the conversion or continuation of the Construction Loan Advance requested herein as set forth in the Loan Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived to the date of such Construction Loan Advance.

         4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the ____ day of __________, ____.

                           HEART HOSPITAL OF SAN ANTONIO, LP,
                           as Borrower

                           By:      SAN ANTONIO HOSPITAL
                                    MANAGEMENT, INC., its General Partner

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                    EXHIBIT G
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                            ASSIGNMENT AND ACCEPTANCE

         Reference is made to that certain Amended and Restated Loan Agreement dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among Heart Hospital of San Antonio, LP, a North Carolina limited liability company (the "Borrower"), the lenders who are or may become party thereto (the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent").

         The assignor identified on the signature page hereto (the "Assignor") and the assignee identified on the signature page hereto (the "Assignee") agree as follows:

         1.       (a)      Subject to paragraph 11 hereof, effective as of the
         date specified on Schedule 1 hereto (the "Effective Date"), the Assignor hereby irrevocably sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor, without recourse to the Assignor, the interest described on Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Loan Agreement.

                  (b) From and after the Effective Date, (i) the Assignee shall be a party under the Loan Agreement and will have all the rights and obligations of a Lender for all purposes under the Loan Agreement and the other Loan Documents to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent of the Assigned Interest. The Assignor and/or the Assignee, as agreed by the Assignor and the Assignee, shall deliver, in immediately available funds, any applicable assignment fee required under Section 12.10(b) of the Agreement.

         2. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by the Assignor and the Assignee.

         3. From and after the Effective Date, the Administrative Agent shall make all payments under the Loan Agreement and the Notes, if any, in respect of the Assigned Interest (including all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement and the Notes, if any, for periods prior to the Effective Date directly between themselves.

         4.       The Assignor represents and warrants to the Assignee that:

                  (a) the Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

                  (b) the Assigned Interest listed on Schedule 1 accurately and completely sets forth the outstanding amount of all Construction Loan Advances relating to the Assigned Interest as of the Effective Date;

                  (c) the Assignor has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance, the Loan Agreement and the other Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith; and

                  (d) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignor.

         The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, the Guarantors or any of their Affiliates or the performance by the Borrower, the Guarantors or any of their Affiliates of their respective obligations under the Loan Agreement and the other Loan Documents, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with the Loan Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Loan Document other than as expressly set forth above.

         5. The Assignee represents and warrants to the Assignor and the Administrative Agent that:

                  (a)      the Assignee is an Eligible Assignee;

                  (b) the Assignee has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance, the Loan Agreement and the other Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith;

                  (c) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignee;

                  (d) under all Applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to the Assignee hereunder or under the Loan Agreement or any other Loan Document, and unless otherwise indicated in the space opposite the Assignee's signature below, no tax forms described in Section 3.11(e) of the Loan Agreement are required to be delivered by the Assignee; and

                  (e) the Assignee has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the most recent financial statements of the Borrower and the Guarantors delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee has independently and without reliance upon the Assignor or the Administrative Agent and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee will, independently and without reliance upon the Administrative Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and the other Loan Documents.

         6. The Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

         7. The Assignor attaches the Construction Loan Note delivered to it under the Loan Agreement and the Assignor and the Assignee request that the Borrower exchange such Construction Loan Note for new Construction Loan Notes payable to each of the Assignor and the Assignee as follows:

      Construction Loan Note                      Principal Amount of
     Payable to the Order of:                    Construction Loan Note:
     -----------------------                     ----------------------
___________________________________                    $__________

___________________________________                    $__________

         8. The Assignor and the Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

         9. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that the Assignee shall not assign its rights or obligations hereunder without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

         10. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the North Carolina, without reference to the conflicts or choice of law principles thereof.

         11. The effectiveness of the assignment described herein is subject to:

         (a) if such consent is required by the Loan Agreement, receipt by the Assignor and the Assignee of the consent of the Administrative Agent and/or the Borrower to the assignment described herein. By delivering a duly executed and delivered copy of this Assignment and Acceptance to the Administrative Agent, the Assignor and the Assignee hereby request any such required consent and request that the Administrative Agent register the Assignee as a Lender under the Loan Agreement effective as of the Effective Date; and

         (b) receipt by the Administrative Agent of (or other arrangements acceptable to the Administrative Agent with respect to) any applicable assignment fee referred to in Section 12.10(b) of the Loan Agreement and any tax forms required by Section 3.11(e) of the Loan Agreement.

         By signing below, the Administrative Agent agrees to register the Assignee as a Lender under the Loan Agreement, effective as of the Effective Date with respect to the Assigned Interest, and will adjust the registered Commitment Percentage of the Assignor under the Loan Agreement to reflect the assignment of the Assigned Interest.

         12. Attached hereto as Schedule 2 is all contact, address, account and other administrative information relating to the Assignee.

         13. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                    ASSIGNOR:

                                    ____________________________________________

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    ASSIGNEE:

[ ]  Tax forms required by
     Section 3.11(e) of the Loan    ____________________________________________
     Agreement included
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                           [Signature Pages Continue]

In accordance with and subject to Section 12.10 of the Loan Agreement, the undersigned consent to the foregoing assignment as of the Effective Date:

HEART HOSPITAL OF SAN ANTONIO, LP,
as Borrower

         By:     SAN ANTONIO HOSPITAL MANAGEMENT, INC.,
                 Its General Partner

         By: _______________________________________
         Name: _____________________________________
         Title:_____________________________________

BANK OF AMERICA, N.A.,
  as Administrative Agent

By:_________________________________________________
Name:_______________________________________________
Title:______________________________________________

                                   Schedule 1
                                       to
                            Assignment and Acceptance

                              THE ASSIGNED INTEREST

EFFECTIVE DATE: ______________________

                       TYPE AND AMOUNT OF OUTSTANDING
ASSIGNED COMMITMENT        OBLIGATIONS ASSIGNED          ASSIGNED PRO RATA SHARE
--------------------------------------------------------------------------------
 $_______________      [type] $__________________             _____________%

                                   Schedule 2
                                       to
                            Assignment and Acceptance

                             ADMINISTRATIVE DETAILS

          [Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information]

                                    EXHIBIT H
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                           FORM OF GUARANTY AGREEMENT

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT, dated as of November 7, 2002 is made by MEDCATH CORPORATION, a Delaware corporation (the "Parent"), and certain Subsidiaries of the Parent as identified on the signature pages attached hereto or otherwise joined as a party hereto (such subsidiaries collectively, the "Subsidiary Guarantors", and each, a "Subsidiary Guarantor", and together with the Parent, the "Guarantors"), in favor of BANK OF AMERICA, N.A., a national

`banking association, as Administrative Agent (the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders") from time to time party to the Loan Agreement (as defined below).

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Amended and Restated Loan Agreement of even date herewith (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), by and among Heart Hospital of San Antonio, LP, as Borrower (the "Borrower"), the Lenders party thereto (the "Lenders") and the Administrative Agent, the Lenders have agreed to extend certain credit facilities to the Borrower as more specifically described in the Loan Agreement.

         The Borrower and the Guarantors, though separate legal entities, comprise one integrated financial enterprise, and all Construction Loan Advances under the Loan Agreement to the Borrower will inure, directly or indirectly, to the benefit of each of the Guarantors.

         In connection with the transactions contemplated by the Loan Agreement and as a condition precedent thereto, the Lenders have requested that each Guarantor execute and deliver this Guaranty, and each of the Guarantors has agreed to do so pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Administrative Agent and the Lenders to enter into and to make available Construction Loan Advances pursuant to the Loan Agreement, each Guarantor hereby agrees with the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders as follows:

         SECTION 1.        Definitions and Rules of Construction.

         (a) Definitions. Capitalized terms used and not otherwise defined in this Guaranty including the preambles and recitals hereof, shall have the meanings ascribed to them in the Loan Agreement. In the event of a conflict between capitalized terms defined herein and in the Loan Agreement, this Guaranty shall control. In addition, the following terms when used in this Guaranty shall have the meaning assigned to them below:

         "Administrative Agent" shall have the meaning assigned thereto in the Preamble.

         "Adjusted EBITDA" means, for any period, the sum of the following determined, without duplication, in accordance with GAAP: (a) Consolidated EBITDA of the Parent and its Subsidiaries for such period plus (or minus) (b) to the extent deducted in determining Net Income (or to the extent added in determining Net Income), the "minority interest share of earnings of the consolidated subsidiaries" of the Parent for such period as reflected on the consolidated statement of operations of the Parent and its Subsidiaries plus (c) to the extent deducted in determining Net Income, the "equity in the net losses of unconsolidated affiliates" attributable to Unconsolidated Entities for such period as reflected on the consolidated statement of operations of the Parent and its Subsidiaries minus (d) to the extent added in determining Net Income, the "equity in the net profits of unconsolidated affiliates" attributable to Unconsolidated Entities for such period as reflected on the consolidated statement of operations of the Parent and its Subsidiaries plus (e) Unconsolidated EBITDA of each Unconsolidated Entity for such period plus (f) certain adjustments approved by the Administrative Agent and the Lenders and set forth on Schedule 1(a)(i) minus (g) to the extent in included in any of the foregoing clauses (a) through (e), the aggregate amount of EBITDA of the Developmental Pool for such period. For the purpose hereof, each item referred to herein which is determined by reference to the consolidated statement of operations of the Parent and its Subsidiaries shall be calculated in the manner required pursuant to Section 28.

         "Affiliate" shall have the meaning assigned thereto in the Loan Agreement.

         "Aggregate Commitment" shall have the meaning assigned thereto in the Loan Agreement.

         "Applicable Insolvency Laws" means all Applicable Laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Section 547, Section 548,
Section 550 and other "avoidance" provisions of Title 11 of the United States
Code) applicable in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Guarantor or its assets or this Guaranty.

         "Applicable Law" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, constitutions and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "Available Cash" means, as of any date of determination, the sum of the following, without duplication, calculated in accordance with GAAP: (a) the aggregate amount of all cash and cash equivalents of the Parent and its Subsidiaries, which such cash or cash equivalents are readily marketable and available without restriction or limitation for the immediate payment or repayment of Debt thereof as of such date of determination plus (b) the aggregate amount of all Unconsolidated Cash of the Unconsolidated Entities as of such date of determination.

         "Borrower" shall have the meaning assigned thereto in the Statement of Purpose.

         "Capital Lease" means any lease of any property by the Parent or any of its Subsidiaries, as Lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of Parent and its Subsidiaries.

         "Cash Interest Expense" means, with respect to any Person for any period, all Interest Expense paid in cash during such period.

         "Closing Date" shall have the meaning assigned thereto in the Loan Agreement.

         "Collateral" shall have the meaning assigned thereto in the Loan Agreement.

         "Commitments" shall have the meaning assigned thereto in the Loan Agreement.

         "Completion Date" means, with respect to any Hospital Facility owned by any Hospital Joint Venture, the date upon which such Hospital Joint Venture has received (i) the final certificate of occupancy for such Hospital Facility and
(ii) all permits and licenses required under Applicable Law (including the Medicare Certification and the Medicaid Certification) to operate such Hospital Facility.

         "Consolidated" means, when used with reference to financial statements or financial statement items of the Parent and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Consolidated Net Worth" means, with respect to the Parent and its Subsidiaries at any date of determination, the sum of the following determined on a Consolidated basis, without duplication, in accordance with GAAP: (a) the amount of assets shown on the Consolidated balance sheet of the Parent and its Subsidiaries less (b) all liabilities of the Parent and its Subsidiaries. For purposes of this definition, assets shall include sums due from (i) physicians or medical practices managed by the Parent or any of its Subsidiaries, (ii) health care facilities owned or managed by the Parent or any of its Subsidiaries, and (iii) physicians with whom Borrower is affiliated, to the extent that (x) the repayment of such sums constitutes valid and enforceable obligations of such Persons and (y) such Persons have not defaulted in the repayment of such sums.

         "Construction Loan Advances" shall have the meaning assigned thereto in the Loan Agreement.

         "Corporate Revolver" means the Loan Agreement dated as of July 31, 1998, as amended, restated, supplemented or otherwise modified from time to time, by and among MedCath Intermediate Holdings, Inc., as borrower, the lenders referred to therein, as lenders, and Bank of America, N. A., as agent.

         "Debt" means, with respect to any Person at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than one hundred and twenty (120) days past due, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Guaranty Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of any such Person, (g) all obligations of any such Person to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities or partnership interests of such Person, (h) all net payment obligations incurred by any such Person pursuant to Hedging Agreements and (i) all outstanding payment obligations of any such Person with respect to any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

         "Default" shall have the meaning assigned thereto in the Loan
Agreement.

         "Developmental Pool" shall mean the collective reference to all Hospital Joint Ventures which own a Hospital Facility with respect to which (i) the Completion Date has not yet occurred or (ii) six (6) full fiscal quarters or less have elapsed since the Completion Date of such Hospital Facility.

         "EBITDA" means, with respect to any Person for any period, the sum of the following determined, without duplication, in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income for such period: (i) Interest Expense for such period,
(ii) income and franchise taxes for such period, (iii) amortization and depreciation for such period, (iv) non-cash charges for such period solely with respect to the impairment of goodwill in accordance with GAAP, (v) non-cash impairment charges for such period solely with respect to management contracts of MedCath Diagnostics LLC and its Subsidiaries and MedCath Cardiology Consulting & Management, Inc. and its Subsidiaries, and (vi) non-cash impairment charges for such period solely with respect to loan acquisition costs minus (c) to the extent added in the determination of Net Income, extraordinary gains for such period.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Parent or any ERISA Affiliate or (b) has at any time within the preceding six
(6) years been maintained for the employees of the Parent or any current or former ERISA Affiliate.

         "Environmental Laws" means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

         "ERISA Affiliate" means any Person who together with the Parent is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

         "Event of Default" shall have the meaning assigned thereto in the Loan Agreement.

         "Fiscal Year" means the fiscal year of the Parent ending on September
30.

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Parent and its Subsidiaries or any other applicable Person throughout the period indicated and (subject to Section 28) consistent with the prior financial practice of the Parent and its Subsidiaries or any such other Person.

         "Governmental Approval" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranteed Obligations" shall have the meaning assigned thereto in
Section 2(b) of this Guaranty.

         "Guarantors" shall have the meaning assigned thereto in the Preamble.

         "Guaranty" means this Guaranty Agreement, as amended, restated, supplemented otherwise modified from time to time.

         "Guaranty Obligation" means, with respect to any Person at any date and without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and (b) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument evidencing such Guaranty Obligation.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreements" means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices, all as amended, restated, supplemented or otherwise modified from time to time.

         "CMS" means the Center for Medicare and Medicaid Administration of the United States Department of Health and Human Services and any successor agency.

         "HHS" means the United States Department of Health and Human Services, and any successor thereto.

         "Hospital Facility" shall mean any heart hospital and related facilities or diagnostic facilities owned by a Hospital Joint Venture.

         "Hospital Joint Venture" means any business entity (a) formed for the purpose of owning, operating or managing a heart hospital and related facilities or diagnostic facilities, and (b) a portion of the capital stock, limited liability company interests, partnership interests or other ownership interest of which is owned or beneficially controlled, either directly or indirectly, by the Parent or one or more of its Wholly-Owned Subsidiaries.

         "Improvements" shall have the meaning assigned thereto in the Loan Agreement.

         "Interest Expense" means, with respect to any Person for any period, the gross interest expense (including without limitation, interest expense attributable to Capital Leases and all net payment obligations pursuant to Hedging Agreements) of such Person, all determined for such period, without duplication, in accordance with GAAP.

         "Interest Rate Contract" means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.

         "Joinder Agreement" means, collectively, each joinder agreement executed in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit A.

         "Land" shall have the meaning assigned thereto in the Loan Agreement.

         "Lease Expense" means, with respect to any Person for any period, all obligations of such Person for payments under leases of real or personal property, whether such leases presently exist or are hereafter entered into by such Person.

         "Lenders" shall have the meaning assigned thereto in the Preamble.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loan Agreement" shall have the meaning assigned thereto in the Statement of Purpose.

         "Loan Documents" shall have the meaning assigned thereto in the Loan Agreement.

         "Material Adverse Effect" shall have the meaning assigned thereto in the Loan Agreement.

         "Material Contract" shall have the meaning assigned thereto in the Loan Agreement.

         "Maturity Date" shall have the meaning assigned thereto in the Loan Agreement.

         "Maximum Available Corporate Revolver Commitment" means the amount of the unused portion of the aggregate commitment of the lenders under the Corporate Revolver which is available for borrowing from time to time under the Corporate Revolver to the extent that (a) no default or event of default shall have occurred and be continuing under the Corporate Revolver on the date of any such borrowing and after giving effect thereto and (b) the Parent and its Subsidiaries shall be in compliance with Section 12(c) on the date of any such borrowing and after giving effect thereto.

         "Medicaid Certification" means certification by CMS or a Governmental Authority under contract with CMS that health care operations are in compliance with all the conditions of participation set forth in the Medicaid Regulations.

         "Medicaid Regulations" means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (b) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (a) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (a) above;
(c) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above; and (c) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (c) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (b) above, in each case as may be amended, supplemented or otherwise modified from time to time.

         "Medicare Certification" means certification by CMS or a Governmental Authority under contract with CMS that the health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

         "Medicare Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; and
(ii) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, HHS, CMS, the Office of the Inspector General for HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Parent or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years.

         "Net Income" means, with respect to any Person, for any period of determination, the net income (or loss) of the such Person for such period, determined in accordance with GAAP.

         "Obligations" shall have the meaning assigned thereto in the Loan Agreement.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 10(b) of this Guaranty.

         "Parent" shall have the meaning assigned thereto in the Preamble.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for the employees of the Parent or any ERISA Affiliates or (b) has at any time within the preceding six
(6) years been maintained for the employees of the Parent or any of its current or former ERISA Affiliates.

         "Permanent Principal Payment" means, with respect to the Debt of any Person, an actual payment or repayment of the outstanding principal amount of
(a) term Debt (excluding voluntary prepayments thereof), which by its terms does not permit any payments or repayments of principal to be re-borrowed, or (b) Debt under a revolving credit facility (or other facility which permits the re-borrowing of principal payments or repayments) so long as the aggregate commitment of the lender thereunder to allow any such re-borrowing has been permanently reduced by an amount equal to such payment or repayment.

         "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Required Lenders" shall have the meaning assigned thereto in the Loan Agreement.

         "Subsidiary" means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Parent.

         "Subsidiary Guarantors" shall have the meaning assigned thereto in the Preamble.

         "Termination Event" means: (a) except for any such event that could not reasonably be expected to have a Material Adverse Effect, a "Reportable Event" described in Section 4043 of ERISA for which the notice requirement has not been waived by the PBGC, or (b) except for any withdrawal that could not reasonably be expected to have a Material Adverse Effect, the withdrawal of the Parent or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, each under Section 4041(c) of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any

Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (g) except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect, any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (h) except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect, any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         "Total Capitalization" means, at any date of determination, the sum of
(a) Total Debt plus (b) Total Equity, each as of such date and calculated in accordance with GAAP.

         "Total Debt" means, as of any date of determination, the sum of the following, without duplication, calculated in accordance with GAAP: (a) all Debt of the Parent and its Subsidiaries less (b) all Available Cash.

         "Total Equity" means, with respect to the Parent, its Subsidiaries and each Hospital Joint Venture owned thereby, at any date of determination, the stockholders' equity calculated in accordance with GAAP without duplication.

         "Unconsolidated Cash" means, with respect to each Unconsolidated Entity, for any period, the greater of the following clause (a) or clause (b), as applicable, in each case determined, without duplication, in accordance with
GAAP:

                  (a) an amount equal to (i) the proportion of (A) the Debt of such Unconsolidated Entity guaranteed by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period to
         (B) all Debt of such Unconsolidated Entity as of the last day of such period times (ii) the aggregate amount of all cash and cash equivalents of such Unconsolidated Entity, which such cash or cash equivalents are readily marketable and available without restriction or limitation for the immediate payment or repayment of Debt thereof as of the last day of such period, and

                  (b) an amount equal to (i) the percentage of the total amount of issued and outstanding capital stock, limited liability company interests, partnership interests, or other ownership interests of such Unconsolidated Entity owned by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period times (ii) the aggregate amount of all cash and cash equivalents of such Unconsolidated Entity, which such cash or cash equivalents are readily marketable and available without restriction or limitation for the immediate payment or repayment of Debt thereof as of the last day of such period.

         "Unconsolidated Cash Interest Expense" means, with respect to each Unconsolidated Entity, for any period, the greater of the following clause (a) or clause (b), as applicable, in each case determined, without duplication, in accordance with GAAP:

                  (a) an amount equal to (i) the proportion of (A) the Debt of such Unconsolidated Entity guaranteed by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period to
         (B) all Debt of such Unconsolidated Entity as of the last day of such period times (ii) the amount of Cash Interest Expense of such Unconsolidated Entity for such period, and

                  (b) an amount equal to (i) the percentage of the total amount of issued and outstanding capital stock, limited liability company interests, partnership interests, or other ownership interests of such Unconsolidated Entity owned by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period times (ii) the amount of Cash Interest Expense of such Unconsolidated Entity for such period.

         "Unconsolidated EBITDA" means, with respect to each Unconsolidated Entity, for any period, the greater of the following clause (a) or clause (b), as applicable, in each case determined, without duplication, in accordance with
GAAP:

                  (a) an amount equal to (i) the proportion of (A) the Debt of such Unconsolidated Entity guaranteed by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period to
         (B) all Debt of such Unconsolidated Entity as of the last day of such period times (ii) the amount of EBITDA of such Unconsolidated Entity for such period, and

                  (b) an amount equal to (i) the percentage of the total amount of issued and outstanding capital stock, limited liability company interests, partnership interests, or other ownership interests of such Unconsolidated Entity owned by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period times (ii) the amount of EBITDA of such Unconsolidated Entity for such period.

         "Unconsolidated Entity" means any Hospital Joint Venture the financial information with respect to which is not included in the Consolidated financial statements of the Parent and its Subsidiaries required to be delivered pursuant to Section 10(a)(i) hereof.

         "Unconsolidated Lease Expense" means, with respect to each Unconsolidated Entity, for any period, the greater of the following clause (a) or clause (b), as applicable, in each case determined, without duplication, in accordance with GAAP:

                  (a) an amount equal to (i) the proportion of (A) the Debt of such Unconsolidated Entity guaranteed by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period to
         (B) all Debt of such Unconsolidated Entity as of the last day of such period times (ii) the amount of Lease Expense of such Unconsolidated Entity for such period, and

                  (b) an amount equal to (i) the percentage of the total amount of issued and outstanding capital stock, limited liability company interests, partnership interests, or other ownership interests of such Unconsolidated Entity owned by the Parent or any

         Wholly-Owned Subsidiary thereof as of the last day of such period times
         (ii) the amount of Lease Expense of such Unconsolidated Entity for such period.

         "Unconsolidated Permanent Principal Payments" means, with respect to each Unconsolidated Entity, for any period, the greater of the following clause
(a) or clause (b), as applicable, in each case determined, without duplication, in accordance with GAAP:

                  (a) an amount equal to (i) the proportion of (A) the Debt of such Unconsolidated Entity guaranteed by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period to
         (B) all Debt of such Unconsolidated Entity as of the last day of such period times (ii) the amount of Permanent Principal Payments of such Unconsolidated Entity for such period, and

                  (b) an amount equal to (i) the percentage of the total amount of issued and outstanding capital stock, limited liability company interests, partnership interests, or other ownership interests of such Unconsolidated Entity owned by the Parent or any Wholly-Owned Subsidiary thereof as of the last day of such period times (ii) the amount of Permanent Principal Payments of such Unconsolidated Entity for such period.

         "Wholly-Owned" means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary are, directly or indirectly, owned or controlled by the Parent and/or one or more of its Wholly-Owned Subsidiaries (except for directors' qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Parent).

         (b) GENERAL. Unless otherwise specified, a reference in this Guaranty to a particular article, section, subsection, schedule or exhibit is a reference to that article, section, subsection, schedule or exhibit of this Guaranty. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

         (c) Reference to Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty.

         SECTION 2.        Terms of the Guaranty.

                  (a) Guaranty of Obligations. Each Guarantor hereby, jointly and severally with the other Guarantors, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself and the Lenders, and their respective permitted successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrower, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such Obligations, including all renewals, extensions or modifications thereof.

                  (b) Additional Guaranty of Performance. Additionally, each Guarantor hereby, jointly and severally with the other Guarantors, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself and the Lenders, and their respective permitted successors, endorsees, transferees and assigns, the timely performance of all other obligations of Borrower under the Loan Agreement and the other Loan Documents, including, without limiting the generality of the foregoing, that:

                           (i) the Improvements will be constructed upon the Land in accordance with this Agreement and the Plans; and

                           (ii) the Improvements will be completed and ready for occupancy, including delivery of any certificates required by Applicable Law, the Loan Agreement and the other Loan Documents, on or before the date required in the Loan Agreement and the other Loan Documents.

         In the event the foregoing conditions are not complied with in any respect whatsoever, the Guarantors hereby agree to (i) assume all responsibility for the completion of the Improvements and, at the Guarantors' own cost and expense, to cause the Improvements to be fully completed in accordance with the Plans and in accordance with the Loan Agreement and the other Loan Documents; (ii) pay all bills in connection with the construction of the Improvements; and (iii) indemnify and hold the Administrative Agent and the Lenders harmless from any and all loss, cost, liability or expense that the Administrative Agent or the Lenders may suffer by reason of any such event (except with respect to the willful misconduct or the gross negligence of the Administrative Agent or the Lenders). The Administrative Agent shall accept performance by the Guarantors of the Borrower's obligations under the Loan Agreement and the other Loan Documents, and so long as all of said obligations are being performed by the Borrower or the Guarantors, the Administrative Agent will make the proceeds of the Construction Loan Advances available under the terms of the Loan Agreement. If, after the occurrence of a Default or Event of Default, the Required Lenders are not satisfied with the progress of construction by the Borrower and/or the Guarantors, the Administrative Agent shall, if required by the Required Lenders, and on behalf of Lenders, after first having given notice to the Guarantors at the address and in the manner set forth in Section 12.1 of the Loan Agreement, complete the Improvements either before or after commencement of foreclosure proceedings or before or after any other remedy of the Administrative Agent or the Lenders against the Borrower or the Guarantors, with such changes or modifications in the Plans which the Administrative Agent reasonably deems necessary and expend such sums as the Administrative Agent, in its discretion, reasonably deems necessary and proper in order to so complete the Improvements, and the Guarantors hereby waive any right to contest any such reasonably necessary expenditures. The amount of any and all expenditures made by the Administrative Agent for the foregoing purposes shall be due and payable to the Lenders upon demand and accrue interest at a rate two percent (2%) per annum above the rate then applicable under the Construction Loan Notes (or that would be applicable under the Construction Loan Notes if they were still outstanding). Neither the Borrower nor any Guarantor shall be liable to the Lenders for the cost of completing the Improvements to the extent that the aggregate cost of completing the Improvements exceeds the Aggregate Commitment, provided the entire principal of and interest on the Construction Loan Advances shall have been paid in full. The obligations and liability of the Guarantors under this
         Section 2(b) shall not be limited or restricted by the existence of (or any limitation on) the guaranty of payment under Section 2(a). For the purposes hereof, all of the Obligations of the Borrower to the Administrative Agent or any Lender under the Loan Agreement and the other Loan Documents, including all of the Obligations specified in
         Section 2(a) and this Section 2(b), shall be hereinafter collectively referred to as the "Guaranteed Obligations".

                  (c) Bankruptcy Limitations on Guarantors. Notwithstanding anything to the contrary contained in paragraph (a) above, it is the intention of each Guarantor and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Guarantor or its assets, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of any Applicable Insolvency Laws. To that end, but only in the event and to the extent that such Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the first sentence of this Section 2(c), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this Section 2(c) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the first sentence of this Section 2(c) shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The first sentence of this Section 2(c) is intended solely to preserve the rights of the Administrative Agent hereunder against such Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Guarantor, the Borrower, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

                  (d) Mutual Grant of Present Right of Contribution and Indemnity. To the extent that the value as of the time of execution of this Guaranty of the benefits received by any Guarantor by reason of matters stated in the preamble (whether determined under a standard of "fair value," "reasonably equivalent value" or any other valuation standard under Applicable Law) is less than the sum of the Guaranteed Obligations incurred by such Guarantor to the Administrative Agent and the Lenders plus such Guarantor's liability under this Section 2(d), then subject only to Section 15 hereof and in addition to all other rights and remedies such Guarantor has or may have under Applicable Law, each remaining Guarantor respectively agrees that such Guarantor has the present right to recover the amount of such excess from the remaining Guarantors, which right shall be enforceable jointly and severally against the remaining Guarantors to the full extent that the Guaranteed Obligations are enforceable against such Guarantor. Without limiting the foregoing, in the event any Guarantor is required, by reason of this Guaranty, to pay an amount in excess of the value of the benefit such Guarantor is deemed to have received by reason of matters described in the preamble of this Guaranty, the remaining Guarantors jointly and severally agree to pay such Guarantor, upon demand, the amount of such excess. Subject only to the provisions of Section 15 hereof, such Guarantor shall be subrogated to any and all rights of the Administrative Agent and the Lenders against the remaining Guarantors to the extent of such excess payment.

         SECTION 3. Nature of Guaranty. Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Guaranty, the Loan Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower, any Subsidiary thereof or any Affiliate thereof is or may become a party;

                  (b) the absence of any action to enforce this Guaranty, the Loan Agreement or any other Loan Document or the waiver or consent by the

         Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, the Loan Agreement or any other Loan Document;

                  (c) the existence, value or condition of, or failure to perfect its Lien against, any security (including, without limitation, the Collateral) for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty);

                  (d) any structural change in, restructuring of or other similar change of the Borrower or any of its Subsidiaries; or

                  (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that, subject to the first sentence in Section 2(c) hereof, its obligations under this Guaranty shall not be discharged until the final indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Aggregate Commitment. To the extent permitted by Applicable Law, each Guarantor expressly waives all rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against the Borrower or any other party or against any security (including, without limitation, the Collateral) for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. To the extent permitted by Applicable Law, each Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, such Guarantor, any other guarantor or any other Person or any security (including, without limitation, the Collateral) for the payment and performance of the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or such Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Agreement and the other Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and the Lenders would decline to enter into the Loan Agreement and the other Loan Documents.

         SECTION 4. Demand by the Administrative Agent. In addition to the terms set forth in Section 3 hereof, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Loan Agreement are declared to be immediately due and payable, then the Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Guarantors, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available Dollars to an account designated by the Administrative Agent or at the address referenced herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 5.        Waivers. In addition to the waivers contained in
Section 3 hereof, each Guarantor, to the extent permitted by Applicable Law, waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. Each Guarantor further hereby waives, to the extent permitted by Applicable Law, diligence, presentment, demand, protest and notice (except as specifically required herein) of whatever kind or nature with respect to any of the Guaranteed Obligations and waives, to the extent permitted by Applicable Law, the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrower whether now existing or which may arise in the future.

         SECTION 6. Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Lenders and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, the Administrative Agent and the Lenders, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons as permitted under the Loan Agreement, any reference to the "Administrative Agent", or the "Lenders" herein shall be deemed to refer equally to such Person or Persons.

         SECTION 7. Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:

                  (f) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                  (g) take any action under or in respect of the Loan Agreement or the other Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  (h) amend or modify, in any manner whatsoever, the Loan Agreement or the other Loan Documents;

                  (i) extend or waive the time for performance by any Guarantor, any other guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Agreement or any other Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                  (j) take and hold security or collateral (including, without limitation, the Collateral) for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property (including, without limitation, the Collateral) pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of any Guarantor, any other guarantor or the Borrower to the Administrative Agent or the Lenders;

                  (k) release anyone who may be liable in any manner for the payment of any amounts owed by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender;

                  (l) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor, any other guarantor or the Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

                  (m) apply any sums by whomever paid or however realized to any Guaranteed Obligations owing by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion;

then neither the Administrative Agent nor any Lender shall incur any liability to any Guarantor as a result thereof, and no such action shall impair or release the obligations of any Guarantor under this Guaranty.

         SECTION 8. Reinstatement. Each Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Administrative Agent or any Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, any Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

         SECTION 9.        Representations and Warranties.

         (a) Representations and Warranties. To induce the Lenders to make the Construction Loan Advances, each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated under the Loan Agreement:

                  (i) Ownership. Each Subsidiary and each Hospital Joint Venture owned by the Parent, either directly or indirectly, is listed on Schedule 9(a)(i) (as updated from time to time pursuant to Section 11(j)). As of the Closing Date, the capitalization of the Parent, its Subsidiaries and each Hospital Joint Venture consists of the number of shares or other ownership interests, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 9(a)(i). All outstanding shares or other ownership interests have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to any preemptive or similar rights. The shareholders of the Subsidiaries and the Hospital Joint Ventures owned by the Parent, either directly or indirectly, and the number of shares or other ownership interests owned by each as of the Closing Date are described on Schedule 9(a)(i). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock or other ownership interests of the Parent, any Subsidiary, or any Hospital Joint Venture except as described on Schedule 9(a)(i).

                  (ii) Organization; Power; Qualification. Each Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect. The jurisdictions in which each Guarantor is organized and qualified to do business as of the Closing Date are described on Schedule 9(a)(ii) (as updated from time to time pursuant to Section 11(j)).

                  (iii) Authorization of Guaranty and Loan Documents. Each Guarantor has the corporate or limited liability company right, power and authority to execute, deliver and perform this Guaranty and each of the other Loan Documents to which such Guarantor is a party and has taken all necessary corporate or limited liability company action to authorize its execution, delivery and performance of, this Guaranty and each of the other Loan Documents to which such Guarantor is a party.

                  (iv) Enforceability of Guaranty and Loan Documents. This Guaranty and each of the other Loan Documents to which each Guarantor is a party constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (v) Compliance with Laws, Etc. The execution, delivery and performance of this Guaranty and each of the other Loan Documents to which each Guarantor is a party will not violate any Applicable Law or contractual obligation of such Guarantor and will not result in the creation or imposition of any Lien upon or with respect to any property or revenues of such Guarantor.

                  (vi) Consents and Authorizations. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of each Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty or any of the other Loan Documents to which such Guarantor is a party, other than the approval of the board of directors of each Guarantor (which approval has been obtained prior to the date hereof).

                  (vii) Litigation. Except for matters set forth on Schedule 9(a)(vii), no actions, suits or proceedings before any arbitrator or Governmental Authority are pending or, to the knowledge of each Guarantor, threatened by or against such Guarantor or against any of its properties with respect to this Guaranty, any other Loan Document or any of the transactions contemplated hereby or thereby which could reasonably be expected to have a Material Adverse Effect.

                  (viii) Title to Properties. Each Guarantor has such title to the real property owned by it and a valid leasehold interest in the real property leased by it, and has good and marketable title to all of its personal property sufficient to carry on its business free of any and all Liens of any type whatsoever.

                  (ix) Solvency. As of the Closing Date (or such later date upon which such Guarantor became a party hereto), each Guarantor (A) has capital sufficient to carry on its business and transactions and all business and transactions in which it engages and is able to pay its debts as they mature, (B) owns property having a value, both at fair valuation and at present fair saleable value on a going concern basis, greater than the amount required to pay its probable liabilities (including contingencies) and (C) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature, subject in each case to the first sentence in Section 2(c) hereof.

                  (x) Financial Statements. The (A) audited Consolidated balance sheet of the Parent and its Subsidiaries as of September 30, 2001 and the related audited statements of income and retained earnings and cash flows for the Fiscal Year of the Parent and its Subsidiaries then ended and (B) unaudited Consolidated balance sheet of the Parent and its Subsidiaries as of June 30, 2002 and the related unaudited statements of income and retained earnings and cash flows for the fiscal quarter of the Parent and its Subsidiaries then ended, copies of which has been furnished to Administrative Agent and the Lenders, are complete and correct in all material respects and fairly present on a Consolidated basis the assets, liabilities and financial position of the Parent and its Subsidiaries as of such dates and the results of its operations and cash flows for the periods then ended.

                  (xi) No Material Adverse Change. Since September 30, 2001, there has been no Material Adverse Effect with respect to any Guarantor or the Guarantors taken as a whole, as applicable, and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

                  (xii) Tax Returns and Payments. Each Guarantor has duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other material taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except for taxes (i) that are not yet delinquent or (ii) that are being contested in good faith and against which adequate reserves are being maintained in accordance with GAAP; such returns accurately reflect in all material respects all liability for taxes of such Guarantor for the periods covered thereby; there is no ongoing audit or examination or, to the knowledge of the such Guarantor, other investigation by any Governmental Authority of the tax liability of such Guarantor; no Governmental Authority has asserted any Lien or other claim against such Guarantor with respect to unpaid taxes which has not been discharged or resolved; and the charges, accruals and reserves on the books of such Guarantor in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of such Guarantor are in the judgment of such Guarantor adequate, and such Guarantor does not anticipate any additional material taxes or assessments for any of such periods.

                  (xiii)   Environmental Matters.

                           (A) The properties owned, leased or operated by each Guarantor now or in the past do not contain, and to its knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (1) constitute or constituted a material violation of applicable Environmental

                  Laws or (2) could give rise to a material liability under applicable Environmental Laws;

                           (B) Each Guarantor and such properties and all operations conducted in connection therewith are in compliance in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could reasonably interfere with the continued operation of such properties or impair the fair saleable value thereof;

                           (C) No Guarantor has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws from (A) any Governmental Authority or (B) to the extent any such violation, alleged violation, non-compliance, liability or potential liability could reasonably be expected to have a Material Adverse Effect, any other Person, nor does any Guarantor have knowledge or reason to believe that any such notice will be received or is being threatened;

                           (D)      Hazardous Materials have not been
                  transported or disposed of to or from the properties owned, leased or operated by of any Guarantor in violation of, or in a manner or to a location which could give rise to a material liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to a material liability under, any applicable Environmental Laws;

                           (E) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of any Guarantor, threatened, under any Environmental Law to which such Guarantor is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Guarantor or such properties or such operations; and

                           (F) There has been no release, or to the best of any Guarantor's knowledge, threat of release, of Hazardous Materials at or from properties owned, leased or operated by such Guarantor, now or in the past, in violation of or in amounts or in a manner that could give rise to a material liability under Environmental Laws.

                  (xiv)    ERISA.

                           (A) The Parent and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by the Parent or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

                           (B) As of the Closing Date, no Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Parent or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

                           (C) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, neither the Parent nor any ERISA Affiliate has: (1) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (2) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (3) failed to make a required contribution or payment to a Multiemployer Plan, or (4) failed to make a required installment or other required payment under Section 412 of the Code;

                           (D) No Termination Event has occurred or is reasonably expected to occur; and

                           (E) Except where the failure of any of the following
                  representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best knowledge of the Parent after due inquiry, threatened concerning or involving any (1) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Parent or any ERISA Affiliate, (2) Pension Plan or (3) Multiemployer Plan.

                  (xv) Accuracy and Completeness of Information. All written information, reports, statements and other papers and data produced by or on behalf of the Parent or any Subsidiary thereof and furnished to the Administrative Agent or any Lender in connection with this Guaranty, or any of the other Loan Documents, were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent or any Lender complete, true and accurate knowledge of the subject matter based on Parent's knowledge thereof (other than projections, budgets or other estimates which shall be determined in good faith utilizing reasonable assumptions). No document furnished or written statement made to the Administrative Agent or the Lenders by the Parent or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Guaranty or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Parent or its Subsidiaries or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading to the extent material to the creditworthiness of the Parent or its Subsidiaries. The Parent is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Parent can now foresee, which could reasonably be expected to have a Material Adverse Effect.

         (b) Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Section 9 and all representations and warranties of the Guarantors contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Guaranty. All representations and warranties made under this Guaranty shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Guaranty, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

         SECTION 10. Financial Information and Reports. Until all Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments of the Lenders under the Loan Agreement have been terminated, unless consent has been obtained in the manner provided for in Section 19, the Parent will furnish, or cause to be furnished to the Administrative Agent and the Lenders at their respective addresses as set forth on Schedule 1, or such other office as may be designated by the Administrative Agent and the Lenders from time to time:

         (a)      Financial Statements.

                  (i)      Quarterly and Annual Financial Statements.

                           (A) As soon as practicable and in any event within fifty-five (55) days after the end of each fiscal quarter, an unaudited Consolidated and consolidating balance sheet of the Parent and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income and expenses and cash flow for the fiscal quarter then ended and that portion of the Fiscal Year then ended, all in reasonable detail and prepared by the Parent and its Subsidiaries in accordance with GAAP and certified by a Responsible Officer of Parent to present fairly in all material respects the financial condition of the Parent and its Subsidiaries as of their respective dates and the results of operations of the Parent and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments.

                           (B) As soon as practicable and in any event within one hundred (100) days after the end of each Fiscal Year of Parent and its Subsidiaries, commencing with Fiscal Year ending September 30, 2002, an audited Consolidated and unaudited consolidating balance sheet of Parent and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated and unaudited consolidating statements of income and expenses, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail and prepared in accordance with GAAP and accompanied by a report thereon prepared by Deloitte & Touche, LLP, or another independent certified public accounting firm of nationally recognized standing which is reasonably acceptable to the Administrative Agent, that such financial statements are not qualified with respect to scope limitations imposed by Parent and its Subsidiaries or with respect to accounting principles followed by Parent and its Subsidiaries not in accordance with GAAP.

                  (ii) Annual Forecasts. As soon as practicable and in any event no later than thirty (30) days after the beginning of each Fiscal Year, an annual forecast prepared by management of the Parent, in reasonable detail and in the form customarily prepared by management of the Parent for its internal use and setting forth an explanation for the principal assumptions on which such forecasts were based, of balance sheets, income statements and cash flow statements with respect to the Parent and its Subsidiaries on a quarterly basis for each Fiscal Year thereafter until the Maturity Date.

                  (iii) SEC Reports. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange.

                  (iv) Other Information. Such other information regarding the operations, business affairs and financial condition of the Parent and its Subsidiaries as the Administrative Agent may reasonably request, in each case in the form regularly prepared by the Parent and its Subsidiaries (if applicable).

         (b) Officer's Compliance Certificate. At each time financial statements are delivered pursuant to Sections 10(a)(i)(A) or 10(a)(i)(B) and at such other times as the Administrative Agent shall reasonably request a certificate of the chief financial officer or the treasurer of Parent in the form of Exhibit B attached hereto (an "Officer's Compliance Certificate"):

                  (i) stating that such officer has reviewed such financial statements and, to the best of his knowledge, such financial statements fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods indicated;

                  (ii) stating that to such officer's knowledge, based on a reasonable examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Parent and its Subsidiaries with respect to such Default;

                  (iii) stating that Parent and its Subsidiaries are in compliance with the covenants and restrictions set forth in Section 11,
         Section 12 and Section 13 of this Guaranty applicable to Parent and its Subsidiaries and, with respect to the covenants set forth in Section 12, the calculations applicable thereto; and

                  (iv) setting forth any other information reasonably required by the Administrative Agent to ensure compliance with this Guaranty.

         (c) ACCOUNTANT'S CERTIFICATE. At each time financial statements are delivered pursuant to Section 10(a)(i)(B), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

                  (i) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

                  (ii) including the calculations prepared by such accountants required to establish whether or not the Parent and its Subsidiaries are in compliance with the financial covenants set forth in Section 12 hereof as at the end of each respective period.

         (d)      Other Reports.

                  (i) Accountants Reports. Promptly upon receipt thereof, copies of all reports, if any, submitted to the Parent or its Board of Directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto.

                  (ii) Other Reports. Such other information regarding the operations, business affairs and financial condition of the Parent and its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

         (e) Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) days after an officer of the Parent obtains knowledge thereof) telephonic and written notice of:

                  (i) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Parent or any Subsidiary thereof or any of its properties, assets or businesses which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (ii) any violation by the Parent or any Subsidiary thereof of any Applicable Law or any notice of any violation received by the Parent or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in any such case could reasonably be expected to have a Material Adverse Effect;

                  (iii) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Parent or any Subsidiary thereof or any contractor or any material development in any labor controversy which if adversely determined could reasonably be expected to have a Material Adverse Effect;

                  (iv) any attachment, judgment, lien, levy or order exceeding $1,000,000 that may be assessed against the Parent or any Subsidiary thereof (to the extent such attachment, judgment, lien, levy or order is not fully covered by insurance and with respect to which the applicable insurance carrier has not acknowledged that such attachment, judgment, lien, levy or order is fully covered by insurance);

                  (v) (A) any Default or Event of Default or (B) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which the Parent or any Subsidiary thereof is a party or by which the Parent or any Subsidiary thereof or any of their respective properties may be bound which could reasonably be expected to have a Material Adverse Effect;

                  (vi) (A) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (B) all notices received by the Parent or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (C) all notices received by the Parent or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to
         Section 4202 of ERISA and (D) the Parent obtaining knowledge or reason to know that the Parent or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA; and

                  (vii) any event which makes any of the representations set forth in Section 9 inaccurate in any respect.

         (f) Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of the Parent or its Subsidiaries to the Administrative Agent or any Lender pursuant to this
Section 10, or any other provision of this Guaranty or any of the other Loan Documents, shall be, at the time the same is so furnished, in compliance with the representations and warranties set forth in Section 9(a)(xv).

         SECTION 11. Affirmative Covenants. Until all of the Obligations have been paid and satisfied in full and the Commitments of the Lenders under the Loan Agreement have been terminated, unless consent has been obtained in the manner provided for in Section 19, each Guarantor will, and will cause each of its Subsidiaries to:

         (a)      PRESERVATION OF EXISTENCE AND RELATED MATTERS. PRESERVE AND
                  MAINTAIN:

                  (i) its separate corporate existence, and will not sell, lease or otherwise dispose of all or substantially all of its business or assets; provided that any Subsidiary Guarantor may be merged or consolidated with or into, or be liquidated, wound up or dissolved, or all or substantially all of its business or assets may be conveyed, sold, assigned, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Parent, any other Subsidiary Guarantor or the Borrower; and

                  (ii) all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         (b) Compliance with Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business, except were the failure to observe or comply could not reasonably be expected to have a Material Adverse Effect.

         (c) Compliance with Agreements. Comply in all respects with each term, condition and provision of each Material Contract to which it is a party or by which it is bound and with all other material leases, agreements and other instruments entered into in the conduct of its business, except (i) where the failure to so comply could not reasonably be expected to have a Material Adverse Effect or (ii) where any such term, condition or provision is contested in good faith through applicable proceedings and where adequate reserves are maintained in accordance with GAAP.

         (d) Maintenance of Properties. Protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names, service marks and trademarks material to the conduct of its business; maintain in good working order and condition, reasonable wear and tear and casualty excepted, all buildings, items of equipment and other items of tangible real and personal property material to the conduct of its business; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly conducted at all times.

         (e) ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

         (f) PAYMENT AND PERFORMANCE OF OBLIGATIONS. Pay and perform all obligations under this Guaranty and the other Loan Documents, and pay or perform
(i) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (ii) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that each Guarantor and each of its Subsidiaries may contest any item described in clauses (i) or (ii) of this Section 11(f) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         (g) Visits and Inspections. Upon reasonable notice to the Parent (unless there exists any Default or Event of Default), permit representatives of the Administrative Agent or any Lender, from time to time, to visit and inspect its properties and any materials thereon; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

         (h) Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         (i) Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted or proposed to be conducted in accordance with business plans delivered to the Administrative Agent and the Lenders on or prior to the Closing Date or in lines of business reasonably related thereto.

         (j) New Subsidiaries. Concurrently with the creation or acquisition of any Subsidiary by the Parent (other than any Hospital Joint Venture) which is not a "controlled foreign corporation" under Section 957 of the Code, cause such Subsidiary to:

                  (i) execute a Joinder Agreement in substantially the same form as Exhibit A attached hereto; and

                  (ii) deliver to the Administrative Agent, with the Joinder Agreement, such other documentation as the Administrative Agent may reasonably request, including, certified resolutions and other organizational and authorizing documents of such Subsidiary, favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the Joinder Agreement), all in form and substance satisfactory to the Administrative Agent.

For the purposes of this Section 11(j), a Subsidiary shall not be deemed to have been created or acquired until the earlier of (i) the date upon which such Subsidiary begins to conduct business operations, (ii) the date upon which such Subsidiary obtains assets with a fair market value in excess of $10,000.00 or
(iii) the date upon which such Subsidiary is initially capitalized.

         (k) Transactions with Affiliates. Conduct all transactions otherwise permitted under this Guaranty, the Loan Agreement and the other Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to such Guarantor or such Subsidiary than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         (l)      SUBORDINATED WORKING CAPITAL LOAN.

                  (i) Cause MedCath Incorporated to make working capital advances to the Borrower in an amount necessary to ensure that the Borrower can meet all of its working capital and other general corporate needs (the "Working Capital Advances");

                  (ii) Immediately upon the request of the Administrative Agent or the Required Lenders, cause MedCath Incorporated to make additional Working Capital Advances to the Borrower (in addition to any Working Capital Advances made to the Borrower pursuant to clause (i) above); provided that MedCath Incorporated shall not be required to make such Working Capital Advances to the extent that the sum of (A) the aggregate amount of such Working Capital Advances plus (B) the aggregate amount of Subordinated Working Capital Loans outstanding as of any applicable date of determination would exceed $8,000,000; and

                  (iii) Cause all Working Capital Advances to be subordinated pursuant to an Intercompany Loan Subordination Agreement in form and substance satisfactory to the Administrative Agent.

         SECTION 12. Financial Covenants. Until all of the Obligations have been paid and satisfied in full and the Commitments of the Lenders under the Loan Agreement have been terminated, unless consent has been obtained in the manner provided for in
Section 19, the Parent and its Subsidiaries on a Consolidated basis will not:

                  (a) Minimum Fixed Charge Ratio. As of the end of any fiscal quarter, permit the ratio of:

                           (i) the sum of (A) Adjusted EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date plus (B) the aggregate amount of Lease Expense of the Parent and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus (C) Unconsolidated Lease Expense of the Unconsolidated Entities for such period of four (4) consecutive fiscal quarters minus
                  (D) Lease Expense of the Developmental Pool (to the extent added above) for such period of four (4) consecutive fiscal quarters, to

                           (ii)     the sum of:

                                    (A)      the aggregate amount of Cash
                           Interest Expense of the Parent and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus the aggregate amount of Unconsolidated Cash Interest Expense of the Unconsolidated Entities for such period of four (4) consecutive fiscal quarters minus the aggregate amount of Cash Interest Expense of the Developmental Pool (to the extent added above) for such period of four (4) consecutive fiscal quarters minus the aggregate amount of Cash Interest Expense paid by the Parent, its Subsidiaries and each Unconsolidated Entity to MedCath Incorporated for such period of four (4) consecutive fiscal quarters plus or minus the aggregate amount of certain adjustments related to Cash Interest Expense approved by the Administrative Agent and the Lenders as set forth on Schedule 12(a)(ii)(B); plus

                                    (B)      the aggregate amount of Permanent
                           Principal Payments of the Parent and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus the aggregate amount of Unconsolidated Permanent Principal Payments of the Unconsolidated Entities for such period of four (4) consecutive fiscal quarters minus the aggregate amount of Permanent Principal Payments of the Developmental Pool (to the extent added above) for such period of four (4) consecutive fiscal quarters plus or minus the aggregate amount of certain adjustments related to Permanent Principal Payments approved by the Administrative Agent and the Lenders as set forth on
                           Schedule 12(a)(ii)(B); plus

                                    (C)      the aggregate amount of Lease
                           Expense of the Parent and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus the aggregate amount of Unconsolidated Lease Expense of the Unconsolidated Entities for such period of four (4) consecutive fiscal quarters minus the aggregate amount of Lease Expense of the

                           Developmental Pool (to the extent added above) for such period of four (4) consecutive fiscal quarters plus or minus the aggregate amount of certain adjustments related to Lease Expense approved by the Administrative Agent and the Lenders as set forth on
                           Schedule 12(a)(ii)(B),

                  to be less than 1.25 to 1.00

                  (b) Maximum Debt to Capitalization Ratio. As of the end of any fiscal quarter, permit the ratio of (i) Total Debt on such date to (ii) Total Capitalization on such date to exceed 0.60 to 1.00.

                  (c) Maximum Leverage Ratio. As of the end of any fiscal quarter, permit the ratio of (i) the sum of (A) Total Debt on such date less (B) Debt of or attributable to the Developmental Pool (to the extent included in the calculation of Total Debt) on such date to (ii) Adjusted EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date, to exceed 3.00 to 1.00:

                  (d) Consolidated Net Worth. As of the Closing Date and as of the end of any fiscal quarter thereafter, permit Consolidated Net Worth on such date to be less than the sum of (i) $130,000,000 plus
         (ii) fifty percent (50%) of cumulative Net Income of the Parent and its Subsidiaries (if positive) after July 27, 2001 plus (iii) an amount equal to one hundred percent (100%) of the net cash proceeds received by the Parent or any Subsidiary thereof from any issuance of equity after July 27, 2001.

                  (e) MINIMUM LIQUID ASSETS. As of the end of any fiscal quarter, permit the sum of (i) Available Cash as of such date of determination plus (ii) the Maximum Available Corporate Revolver Commitment as of such date of determination (in each case to be calculated on a Consolidated basis, without duplication, in accordance with GAAP) to be less than $30,000,000.

         SECTION 13.       Negative Covenants.

         (a) Negative Covenants. Until all of the Obligations have been paid and satisfied in full and the Commitments of the Lenders under the Loan Agreement have been terminated, unless consent has been obtained in the manner provided for in Section 19, the Guarantors will:

                  (i) Comply with each and every covenant and agreement set forth in Section 5.02 of the Corporate Revolver (as such agreement may be amended from time to time) as if such Section 5.02 of the Corporate Revolver (including, without limitation, each defined term, article, section, exhibit or schedule referenced in or relating to such Section
         5.02 of the Corporate Revolver) was written herein; provided that the aggregate amount of Debt permitted under Section 5.02(b)(iii) of the Corporate Revolver (including any amendment, restatement, refinancing or replacement thereof, the "Corporate Revolver Debt") shall not exceed $125,000,000 unless (A) the Obligations, the Guaranteed Obligations and all other obligations under the Related Credit Documents (as defined in the

         Loan Agreement) shall be secured on a pari passu basis with the Corporate Revolver Debt or (B) the Corporate Revolver Debt shall be unsecured; and

                  (ii) Notify the Administrative Agent and the Lenders promptly upon the execution of any amendment, restatement, supplement or other modification to the Corporate Revolver.

         (b)      Rules of Construction.

                  (i) The terms and conditions of the Corporate Revolver which are incorporated in this Guaranty by reference shall continue as such terms and conditions are set forth in the Corporate Revolver irrespective of any termination of the Corporate Revolver. Such terms and conditions shall include any amendments, restatements, supplements or other modifications which are approved by the Required Lender pursuant to Section 5(a)(ii).

                  (ii) All definitions and other provisions of the Corporate Revolver which are incorporated herein by reference shall be construed in such a manner so as to give such incorporated terms legal effect and meaning hereunder. More specifically, any references to the terms defined in both the Corporate Revolver and this Guaranty shall be deemed references to such terms as defined herein; provided that any references to the "Borrower" and the "Parent" in the Corporate Revolver shall be deemed to be references to MedCath Intermediate Holdings, Inc. and MedCath Holdings, Inc. hereunder. For example, references in the Corporate Revolver to the "Loan Documents", the "Commitments", the "Obligations", the "Administrative Agent" and the "Lenders" shall be deemed to be references to the Loan Documents, the Commitments, the Obligations, the Administrative Agent and the Lenders as defined in this Guaranty, in each case to the extent necessary to give any such incorporated provisions legal effect and meaning hereunder. In addition, any references to defined terms in the Corporate Revolver which are similarly defined in this Guaranty shall be deemed references to such similar terms as defined herein. For example, references in the Corporate Revolver to an "Advance" shall be deemed to be references to a "Construction Loan Advance" hereunder, in each case to the extent necessary to give any such incorporated provisions legal effect and meaning hereunder.

         SECTION 14. Remedies. Upon the occurrence and during the continuance of any Default or Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Loan Agreement or the other Loan Documents or otherwise.

         SECTION 15. No Subrogation. Notwithstanding any payment or payments by any of the Guarantors hereunder, or any set-off or application of funds of any of the Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or the other Guarantors or any other guarantor or against any collateral security (including, without limitation, the Collateral) held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

         SECTION 16. Expenses. All costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Administrative Agent or any Lender in enforcing or protecting their rights or remedies hereunder shall be payable by the Guarantors on demand and shall bear interest (after as well as before judgment) until paid at the interest rate then applicable to Base Rate Loans under the Loan Agreement and shall be additional Guaranteed Obligations hereunder.

         SECTION 17. Notices. All notices and communications hereunder shall be made in accordance with Section 12.1 of the Loan Agreement; provided that notices and communications to the Guarantors shall be directed to the Guarantors at the address of the Parent set forth in Section 12.1 of the Loan Agreement.

         SECTION 18. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns. This Guaranty shall be binding on each Guarantor and its successors and assigns; provided that no Guarantor may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

         SECTION 19. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Guaranty may be amended or waived, nor may any consent be given, except in the manner set forth in Section 12.11 of the Loan Agreement.

         SECTION 20. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         SECTION 21. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED, THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

against the Borrower or the other Guarantors or any other guarantor or against any collateral security (including, without limitation, the Collateral) held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

         SECTION 16. Expenses. All costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Administrative Agent or any Lender in enforcing or protecting their rights or remedies hereunder shall be payable by the Guarantors on demand and shall bear interest (after as well as before judgment) until paid at the interest rate then applicable to Base Rate Loans under the Loan Agreement and shall be additional Guaranteed Obligations hereunder.

         SECTION 17. Notices. All notices and communications hereunder shall be made in accordance with Section 12.1 of the Loan Agreement; provided that notices and communications to the Guarantors shall be directed to the Guarantors at the address of the Parent set forth in Section 12.1 of the Loan Agreement.

         SECTION 18. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns. This Guaranty shall be binding on each Guarantor and its successors and assigns; provided that no Guarantor may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

         SECTION 19. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Guaranty may be amended or waived, nor may any consent be given, except in the manner set forth in Section 12.11 of the Loan Agreement.

         SECTION 20. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         SECTION 21. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED, THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         SECTION 22.       Jurisdiction and Venue.

         (a) Jurisdiction. The Guarantors hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty and the other Loan Documents, any rights or obligations hereunder, or the performance of such rights and obligations. The Guarantors hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Guaranty any the other Loan Documents, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 12.1 of the Loan Agreement. Nothing in this Section 22 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Guarantor or its properties in the courts of any other jurisdictions.

         (b) Venue. Each Guarantor hereby irrevocably waives any objection it may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Guaranty, any other Loan Document or the rights and obligations of the parties hereunder. Each Guarantor irrevocably waives, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.

         SECTION 23. Waiver of Right to Trial by Jury. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 23 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         SECTION 24.       Injunctive Relief; Punitive Damages.

         (a) Injunctive Relief. Each Guarantor recognizes that, in the event such Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Guaranty, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Guarantor agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         (b) Punitive Damages. Each Guarantor agrees that it shall not have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Guarantor hereby waives any right or claim to punitive or exemplary damages that it may now have or which may arise in the future in connection with any dispute, whether the dispute is resolved by arbitration or judicially.

         SECTION 25. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 26. Headings. The various headings of this Guaranty are inserted for convenience only and shall not affect the meaning or interpretation of this Guaranty or any provisions hereof.

         SECTION 27. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 28. Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Guaranty, including, without limitation, all computations utilized by the Guarantors to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Parent, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Parent's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Parent and the Required Lenders shall have amended this Guaranty to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Guaranty.

                           [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty under seal as of the date first above written.

                                    PARENT:

[CORPORATE SEAL]                    MEDCATH CORPORATION

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                    SUBSIDIARY GUARANTORS:

[CORPORATE SEAL]                    MEDCATH HOLDINGS, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    MEDCATH INTERMEDIATE HOLDINGS, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    MEDCATH INCORPORATED

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                          [Signature Pages Continue]

                                    MEDCATH DIAGNOSTICS, LLC

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                    HEART RESEARCH CENTERS
                                      INTERNATIONAL, LLC

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    MEDCATH CARDIOLOGY CONSULTING &
                                      MANAGEMENT, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    MEDCATH MANAGEMENT OF OHIO, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                          [Signature Pages Continue]

[CORPORATE SEAL]                    WMS MANAGEMENT, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    AUSTIN MOB, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    MEDCATH NUCLEAR SERVICES, LLC

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    SAN ANTONIO HOSPITAL
                                    MANAGEMENT, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    SAN ANTONIO HOLDINGS, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

[CORPORATE SEAL]                    METUCHEN NUCLEAR MANAGEMENT, LLC

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                   Schedule 1

                  Addresses of Administrative Agent and Lenders

Bank of America, N.A.
ILI-231-08-30
231 South LaSalle Street
Chicago, Illinois  60604

Deutsch Bank Trust Company Americas
40 Kingsbridge Road
Piscataway, NJ 08854
Location: Desk 100 O

Wachovia Bank, National Association
301 South College Street, 6th Floor
Charlotte, North Carolina 28288

GE Healthcare Financial Services
20225 Watertower Boulevard, Suite 200
Brookfield, Wisconsin 53045

The Foothill Group, Inc.
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404

JPMorgan Chase Bank
270 Park Avenue, 48th Floor
New York, New York 10017

Fifth Third Bank (Western Ohio)
110 North Main Street
Dayton, Ohio 45402

                                Schedule 1(a)(i)

                         Adjustments to Adjusted EBITDA

                                Schedule 9(a)(i)

                 Jurisdictions of Organization and Qualification

                                Schedule 9(a)(ii)

                                 Capitalization

                               Schedule 9(a)(vii)

                                   Litigation

                              Schedule 12(a)(ii)(B)

                     Permanent Principal Payment Adjustments

                                    Exhibit A
                                       to
                               Guaranty Agreement

                            FORM OF JOINDER AGREEMENT

                                Joinder Agreement

         THIS JOINDER AGREEMENT, dated as of the ____ day of __________, ____ (the "Agreement"), to the Guaranty Agreement referred to below is entered into by and among MedCath Corporation, a corporation organized under the laws of Delaware (the "Parent"), ____________, a corporation organized under the laws of __________ (the "New Subsidiary Guarantor"), and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders") from time to time party to the Loan Agreement referred to below.

                              Statement of Purpose

         ____________________, a __________ organized under the laws of
__________ (the "Borrower"), the Lenders and the Administrative Agent are parties to that certain Amended and Restated Loan Agreement dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement). In connection with the Loan Agreement, the Parent and certain Subsidiaries of the Parent who are or may become party thereto (collectively, the "Guarantors") entered into that certain Guaranty Agreement dated as of November 7, 2002 in favor of the Administrative Agent for the ratable benefit of itself and the Lenders (as supplemented hereby and as further amended, restated, supplemented or otherwise modified, the "Guaranty Agreement").

         The New Subsidiary Guarantor has become a direct or indirect Subsidiary of the Parent pursuant to [insert description of agreement or transaction relating to creation of the New Subsidiary Guarantor]. Pursuant to Section 11(j) of the Guaranty Agreement, the New Subsidiary Guarantor is required to execute and deliver this joinder agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1.01 Guaranty Agreement Supplement. Pursuant to Section 11(j) of the Guaranty Agreement, the New Subsidiary Guarantor hereby agrees that it is a Guarantor and a Subsidiary Guarantor under the Guaranty Agreement as if a signatory thereof on the Closing Date, and the New Subsidiary Guarantor shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. The New Subsidiary Guarantor hereby agrees that each reference to a "Guarantor", the "Guarantors", a "Subsidiary Guarantor" or the "Subsidiary Guarantors" in the Loan Agreement, the Guaranty Agreement and other Loan Documents shall include the New Subsidiary Guarantor, and each reference to the "Guaranty Agreement" or "Guaranty" as used therein shall mean the Guaranty Agreement as supplemented hereby.

         2.01 Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of (a) an originally executed counterpart hereof, (b) an update of Schedule (a)(i) and Schedule 9(a)(ii) and (c) any other agreement or document required to be delivered in accordance with Section 11(j) of the Guaranty Agreement (including, without limitation, any other agreement or document required to be delivered in connection with any Loan Document) and (c) all fees and expenses required to be paid by the Borrower pursuant to Section
12.2 of the Loan Agreement.

         3.01     General Provisions.

         (a)      Representations and Warranties of the New Subsidiary
                  Guarantor.

                  (i) The New Subsidiary Guarantor hereby confirms that each representation and warranty made under the Guaranty Agreement is true and correct with respect to such New Subsidiary Guarantor as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of the earlier date).

                  (ii) The New Subsidiary Guarantor hereby acknowledges it has received a copy of the Loan Agreement, the Guaranty Agreement and the other Loan Documents and that it has read and understands the terms thereof.

         (b)      Representations and Warranties of the Parent.

                  (i) The Parent hereby confirms that that no Default or Event of Default has occurred or is continuing under the Loan Agreement, the Guaranty Agreement and the other Loan Documents.

                  (ii) The Parent hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to the obligations of the Borrower and the Guarantors under the Loan Agreement, the Guaranty Agreement and the other Loan Documents and the other Loan Documents.

         (b) Limited Effect. Except as supplemented hereby, the Loan Agreement, the Guaranty Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement, the Guaranty Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement, the Guaranty Agreement or any other Loan Document or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         (c) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (d) Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Guaranty Agreement.

         (e) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED, THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         IN WITNESS WHEREOF the undersigned hereby causes this Agreement to be executed and delivered as of the date first above written.

                                    PARENT:

[CORPORATE SEAL]                    MEDCATH CORPORATION

                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    NEW SUBSIDIARY GUARANTOR:

[CORPORATE SEAL]                    ____________________________________________

                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    Exhibit B
                                       to
                               Guaranty Agreement

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

                        Officer's Compliance Certificate

         The undersigned, on behalf of MedCath Corporation, a corporation organized under the laws of Delaware (the "Parent"), hereby certifies to the Administrative Agent and the Lenders, each as defined below, as follows:

         1. This Certificate is delivered to you pursuant to Section 10(b) of the Guaranty Agreement dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement"), made by the Parent and certain Subsidiaries of the Parent who are or may become party thereto (collectively, the "Guarantors"), in favor of Bank of America, N.A., as administrative agent (the "Administrative Agent") for the ratable benefit of itself and the financial institutions (collectively, the "Lenders") from time to time party to the Loan Agreement referred to therein. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Guaranty Agreement.

         2. I have reviewed the financial statements of the Parent and its Subsidiaries dated as of _______________ and for the _______________ period[s] then ended and, to the best of my knowledge, such statements fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the period[s] indicated.

         3. I have reviewed the terms of the Guaranty Agreement, the Loan Agreement, and the other related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Parent and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed, to my knowledge, the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Parent and its Subsidiaries have taken, are taking and propose to take with respect thereto].

         4. The Parent and its Subsidiaries are in compliance with the financial covenants contained in Section 12 of the Guaranty Agreement as shown on such Schedule 1 and the Parent and its Subsidiaries are in compliance with the other covenants and restrictions contained in the Guaranty Agreement.

                           [Signature Page Follows]

         WITNESS the following signature as of the _____ day of _________, ____.

[CORPORATE SEAL]                    MEDCATH CORPORATION

                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

      [To be provided by Parent in form acceptable to Administrative Agent]

                                    EXHIBIT I
                                       to
                                 Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

                        OFFICER'S COMPLIANCE CERTIFICATE

         The undersigned, on behalf of Heart Hospital of San Antonio, LP, a North Carolina limited liability company (the "Borrower"), hereby certifies to the Administrative Agent and the Lenders, each as defined below, as follows:

         1. This Certificate is delivered to you pursuant to Section 6.2 of the Amended and Restated Loan Agreement dated as of November 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, the lenders who are or may become party thereto (the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

         2. I have reviewed the financial statements of the Borrower dated as of _______________ and for the _______________ period[s] then ended and such statements fairly present in all material respects the financial condition of the Borrower as of the dates indicated and the results of its operations and cash flows for the period[s] indicated.

         3. I have reviewed the terms of the Loan Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto].

         4. The Borrower is in compliance with the financial covenants contained in Article VIII of the Loan Agreement as shown on such Schedule 1 and the Borrower is in compliance with the other covenants and restrictions contained in the Loan Ag reement.

         5. The Applicable Margin and calculations determining such figure are set forth on the attached Schedule 2.

                            [Signature Page Follows]

         WITNESS the following signature as of the _____ day of _________, 200__.

                                    HEART HOSPITAL OF SAN ANTONIO, LP, a
                                    as Borrower

                                    By:    SAN ANTONIO HOSPITAL
                                           MANAGEMENT, INC., its General Partner

                                    By:_________________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

     [To be provided by Borrower in form acceptable to Administrative Agent]

                                   Schedule 2
                                       to
                        Officer's Compliance Certificate

    [To be provided by Borrower in form acceptable to Administrative Agent]

                                    EXHIBIT J
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), dated as of November 7, 2002, by and between HEART HOSPITAL OF SAN ANTONIO, LP, a Texas limited partnership (the "Grantor"), and BANK OF AMERICA, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Loan Agreement (as defined below).

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Amended and Restated Loan Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), by and among the Grantor, as Borrower, the Lenders and the Administrative Agent, the Lenders have agreed to extend a certain credit facility to the Grantor as more particularly described therein.

         To induce the Lenders and the Administrative Agent to enter into the Loan Agreement, and as a condition to the extension of the credit facility thereunder, the Lenders require that the Grantor grant a continuing security interest in and to the "Collateral" (as hereinafter defined) to secure the payment and performance of the "Obligations" (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.        Grant of Security.

         (a) The Grantor hereby assigns and pledges to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, and hereby grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a security interest (the "Security Interests") in all of the Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired (the "Collateral"):

                  (i) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, all raw materials, other materials, supplies, work-in-process and finished goods (including all drugs, medical supplies, hospital supplies, books and uniforms), all accessions thereto, documents therefor and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto (any and all such inventory, accessions, documents, products and substances, the "Inventory");

                  (ii) (A) all accounts, contract rights, chattel paper, electronic chattel paper, instruments, deposit accounts, letter of credit rights, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, including, without limitation, all present or future accounts receivable, all rights to payment of a monetary obligation, whether or not earned by performance, for property sold, leased, licensed, assigned or otherwise disposed of or to be sold, leased, licensed, assigned or otherwise disposed of, for services rendered or to be rendered, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, or arising out of the use of a credit card or charge card or information contained on or for use with the card, all rights in any merchandise or goods which any of the same may represent, all notes receivable, health care insurance receivables, book debts, notes, bills, drafts, acceptances, choses in action, and all sums of money due or to become due thereon and all proceeds thereof and all rights, title, security interests and guarantees with respect to each of the foregoing, and (B) all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, electronic chattel paper, instruments, deposit accounts, letter of credit rights, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, electronic chattel paper, instruments, deposit accounts, letter of credit rights, general intangibles and obligations being the "Receivables," and any and all such security agreements, leases and other contracts being the "Related Contracts"); provided, however, that the security interest granted herein in any accounts or contract rights referred to above is subject to any applicable legal restriction on such security interest, including under any Medicare Regulations or any Medicaid Regulations;

                  (iii) all equipment of the Grantor, wherever located, now or hereafter existing, including, without limitation, all other machinery, furniture, equipment and goods (other than Inventory) and all other tangible assets of the Grantor used or bought for use primarily in the business of the Grantor, including all accessions, additions, attachments, improvements, alterations, modifications, substitutions, repairs and replacements thereto and therefor (any and all such equipment, machinery, accessions, and additions, the "Equipment"); provided, however, that Equipment does not include any and all equipment financed solely by an Equipment Lender that does not permit the Administrative Agent, on behalf of itself and the other Lenders, to encumber or obtain a security interest in such financed equipment (the "Excluded Equipment"), but does include (A) all equipment financed by an Equipment Lender that does not prohibit the grant of a security interest in such financed equipment and (B) all equipment financed with the proceeds obtained under the Loan Agreement.

                  (iv) all right, title and interest in all now owned or hereafter acquired (A) patents, copyrights, trademarks, service marks, trade names and similar intangible property and all registrations and applications, in respect thereof, (B) licenses and rights in, and the right to sue for all past, present and future infringements of, any and all such now owned or hereafter acquired patents, copyrights, trademarks, service marks, trade names and similar intangible property and registrations and applications in respect thereof, (C) all inventions and tangible property embodying or incorporating such now owned or hereafter acquired patents, copyrights, trademarks, service marks, trade names and similar intangible property and registrations and applications in respect thereof and (D) all goodwill relating to such now owned or hereafter acquired patents, copyrights, trademarks, service marks, trade names and similar intangible property and registrations and applications in respect thereof (collectively, the "Intellectual Property");

                  (v) all general intangibles and all investment property, whether now existing or hereafter arising and wherever arising, including, but not limited to, (A) all partnership, corporate, and other interests of the Grantor in and to any Person, (B) all permits, licenses, contracts (including all Material Contracts), payment intangibles, agreements, software, franchises, instruments, indentures, certificates, records, customer lists, customer and supplier contracts, firm sales orders, bills of lading (negotiable and non-negotiable) and other rights, privileges and goodwill obtained or used in connection therewith or any of the Collateral, (C) all rights, title and interest of the Grantor (1) in or under the Equity Account and the Project Deposit and to any and all funds therein, (2) in and to the Plans, and
         (3) in and to all construction contracts, architectural contracts, engineering contracts, drawings, plans, renderings, profiles, studies, shop drawings, plats, reports and specifications, building permits, sanitary sewer permits, environmental permits and similar items and all other documents of any kind relating to the design, construction and operation of the Hospital and (D) all tax refunds and other refunds or rights to receive payment from U.S. federal, state or local governments or foreign governments;

                  (vi) all construction materials and supplies now or hereafter acquired by the Grantor, which are now or hereafter attached to or situated in, on or about the Property; and

                  (vii) all proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (i) - (vi) of this Section 1(a)) and, to the extent not otherwise included, all (i) all collateral security and supporting obligations given by any Person with respect to any of the foregoing Collateral, (ii) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (iii) all cash.

         (b) Unless otherwise defined herein or in the Loan Agreement, terms in Articles 8 and 9 of the Uniform Commercial Code of the State of North Carolina (as in effect from time to time, the "Code") are used in this Agreement as therein defined. In addition, to the extent any amendment, revision or other modification of the Code after the date hereof results in the renumbering of specific sections, revision of the order of specific sections or other changes in the organization of the Code in effect as of the date hereof, all references herein to specific sections of the Code in effect as of the date hereof shall be deemed to refer to such new section or sections which correspond to such original sections.

         SECTION 2.        Security for Obligations.

         (a) This Agreement secures the payment and performance of all of the Obligations, including, without limitation, all amounts that constitute part of the Obligations and would be owed by the Grantor to the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document but for the fact that due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor such Obligations are unenforceable or not allowable.

         (b) For the purpose of this Agreement, "Obligations" means the Obligations as defined in the Loan Agreement and any renewals or extensions of any of the Obligations.

         SECTION 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) neither the Lenders nor the Administrative Agent shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or the Lenders be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

         (a) All of the Inventory and the Equipment is located at the places specified on Schedule I hereto. The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, are located at the places specified on Schedule I hereto.

         (b) None of the Receivables is evidenced by a promissory note or other instrument.

         (c) The Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and except as permitted under the Loan Agreement. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement or as permitted by the Loan Agreement. As of the date hereof, the Grantor has the trade names set forth on Schedule II hereto.

         (d) The Grantor has exclusive possession and control of the Inventory and the Equipment.

         (e) This Agreement creates a valid, first priority lien on and Security Interest in the Collateral, enforceable against all third parties and securing the payment of the Obligations. The financing statements naming the Grantor as debtor are in appropriate form and when filed in the offices specified on the Schedules attached hereto, the Security Interests will constitute valid and perfected Security Interests in the Collateral, prior to all other Liens and rights of others therein except for Permitted Liens (to the extent that a security interest therein may be perfected by filing pursuant to the Code) and all filings and other actions necessary or desirable to perfect and protect such Security Interests have been duly taken.

         (f) No consent of any other Person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental, administrative or judicial authority or regulatory body and no payment of any stamp or similar tax on, or in respect of, this Agreement is necessary or legally advisable (i) for the grant by the Grantor of the liens and security interests granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the perfection or maintenance of the Security Interest created hereby (including the first priority nature of such Security Interest) other than the filing of financing statements (and continuation, when applicable) referred to in clause (e) above and the Loan Agreement, (iii) for the assignment of any Material Contract or (iv) for the exercise by the Lender of its rights and remedies hereunder.

         (g) The execution, delivery and performance by the Grantor of this Agreement will not, by the passage of time, the giving of notice or otherwise, violate any material provision of any Applicable Law or any Material Contract and will not result in the creation or imposition of any Lien, other than the Security Interests granted to the Administrative Agent hereunder, upon or with respect to any property or revenues of the Grantor.

         (h)      MATERIAL CONTRACTS.

                  (i) The Grantor has performed all of its material obligations under each Material Contract to which it is a party and, to the best knowledge of the Grantor, each party to any Material Contract is in compliance in all material respects with each such Material Contract and there are no material defaults by the Grantor or, to the knowledge of the Grantor, by any other party under any such Material Contract.

                  (ii) Each Material Contract is in full force and effect and constitutes a legally enforceable obligation of the Grantor party thereto, and to the knowledge of the Grantor, each other party thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Material Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Material Contract to any material adverse limitation, either specific or general in nature.

                  (iv) The right, title and interest of the Grantor in, to and under the Material Contracts are not subject to any defenses, offsets, counterclaims or claims, which such defenses, offsets, counterclaims or claims could reasonably be expected to have a Material Adverse Effect.

                  (i)      INTELLECTUAL PROPERTY.

                           (i) All Intellectual Property owned by the Grantor in its own name on the date hereof is listed on Schedule III attached hereto.

                           (ii)     On the date hereof, all material
         Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

                           (iii) Except as set forth in Schedule III on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Grantor is the licensor or franchisor.

                           (iv) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or the Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

                           (v) No action or proceeding is pending, or, to the knowledge of the Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or the Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

         SECTION 5.        Further Assurances.

         (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or reasonably requested by the Lender, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing the Grantor will: (i) mark conspicuously each document included in the Inventory and each chattel paper included in the Receivables and each Related Contract and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or record is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument, deliver and pledge to the Administrative Agent such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; (iii) if any Inventory or Equipment shall be put into the possession and control of any Person other than the Grantor, shall cause such Person to execute and deliver to the Grantor a lien waiver letter in respect of such Inventory and

Equipment; and (iv) execute and file such financing statements or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably requested by the Administrative Agent, in order to perfect and preserve the security interest granted or purported to be granted hereby.

         (b) In the event that any Collateral is in the possession of a third party, the Grantor will join with Administrative Agent in the notification to such third party of Administrative Agent's interest in the Collateral and the Grantor will assist Administrative Agent in obtaining the written acknowledgment of such third party that such third party is holding the Collateral for the benefit of Administrative Agent. Furthermore, the Grantor shall cooperate with Administrative Agent as necessary to permit Administrative Agent to obtain control (as such term is now or hereafter defined in the Code) over all Collateral consisting of deposit accounts, investment property, letter of credit rights or electronic chattel paper.

         (c) No Grantor will, except upon thirty (30) days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

                  (i) change its jurisdiction of organization or the location of its chief executive office; or

                  (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

         (d) The Grantor hereby authorizes the Administrative Agent to file one or more financing statements or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Grantor where permitted by law.

         (e) The Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

         SECTION 6. Inventory. The Grantor shall keep the Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified on Schedule I or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Inventory.

         SECTION 7.        Equipment.

         (a) The Grantor shall keep the Equipment at the places specified on Schedule I, or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Equipment.

         (b) The Grantor shall maintain each item of Equipment in good working order and condition (reasonable wear and tear and obsolescence excepted), and in accordance with any manufacturer's manual, and will as quickly as practicable provide all maintenance, service and repairs necessary for such purpose and will promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the Equipment which may have a Material Adverse Effect.

         SECTION 8.        Receivables.

         (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, at Grantor's address specified in Schedule I hereto or, upon 30 days' prior written notice to the Administrative Agent, at any other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Administrative Agent at any time during normal business hours upon reasonable notice to inspect and make abstracts from such records and chattel paper.

         (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due to the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Administrative Agent's direction following the occurrence of a Default or an Event of Default, shall take) such action as the Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Administrative Agent shall have the right at any time after the occurrence and continuance of a Default or an Event of Default, upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Lenders, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Administrative Agent for the benefit of the Lenders in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by Section 13(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon other than in the ordinary course of business. Promptly after request of the Administrative Agent following the occurrence of a Default or an Event of Default, the Grantor shall cause all collections other places in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Equipment.

                  (b) The Grantor shall maintain each item of Equipment in good working order and condition (reasonable wear and tear and obsolescence excepted), and in accordance with any manufacturer's manual, and will as quickly as practicable provide all maintenance, service and repairs necessary for such purpose and will promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the Equipment which may have a Material Adverse Effect.

         SECTION 8.        Receivables.

                  (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, at Grantor's address specified in Schedule I hereto or, upon 30 days' prior written notice to the Administrative Agent, at any other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Administrative Agent at any time during normal business hours upon reasonable notice to inspect and make abstracts from such records and chattel paper.

                  (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due to the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Administrative Agent's direction following the occurrence of a Default or an Event of Default, shall take) such action as the Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Administrative Agent shall have the right at any time after the occurrence and continuance of a Default or an Event of Default, upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Lenders, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Administrative Agent for the benefit of the Lenders in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by Section 13(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon other than in the ordinary course of business. Promptly after request of the Administrative Agent following the occurrence of a Default or an Event of Default, the Grantor shall cause all collections of Receivables to be forwarded to such lockboxes as the Lender may direct, which lockboxes shall be under the exclusive control and dominion of the Administrative Agent.

         SECTION 9.        MATERIAL CONTRACTS.

                  (a) The Grantor will perform and comply in all material respects with all of its obligations under the Material Contracts.

                  (b) The Grantor will not amend, modify, terminate or waive any provision of any Material Contract in any manner which could reasonably be expected to materially adversely affect the value of such Material Contract as Collateral.

                  (c) The Grantor will exercise promptly and diligently each and every material right which it may have under each Material Contract (other than any right of termination), unless the failure to exercise any such material right could not reasonably be expected to have a Material Adverse Effect.

                  (d) The Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract that questions the validity or enforceability of such Material Contract.

         SECTION 10.       INTELLECTUAL PROPERTY.

                  (a)      The Grantor (either itself or through licensees) will
         (i) continue to use each material trademark applicable to its current business in order to maintain such trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such trademark, (iii) use such trademark with the appropriate notice of registration and all other notices and legends required by Applicable Laws, (iv) not adopt or use any trademark which is confusingly similar or a colorable imitation of such trademark unless the Administrative Agent, for the ratable benefit of itself and the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement; and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such trademark may become invalidated or impaired in any way.

                  (b) The Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material patent may become forfeited, abandoned or dedicated to the public.

                  (c) The Grantor (either itself or through licensees) (i) will employ each material copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the copyrights may become invalidated or otherwise impaired. The Grantor will not (either itself or through licensees) do any act whereby any material portion of the copyrights may fall into the public domain.

                  (d) The Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                  (e) The Grantor will notify the Administrative Agent and the Lenders promptly after if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Grantor's ownership of, or the validity of, any material Intellectual Property or the Grantor's right to register the same or to own and maintain the same.

                  (f) Whenever the Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Grantor shall report such filing to the Administrative Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

                  (g) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Grantor shall (i) take such actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

         SECTION 11. Insurance. The Grantor shall, at its own expense, maintain insurance with respect to the Inventory in such amounts, against such risks, in such form and with such insurers, as is specified in the Loan Agreement. The Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Grantor shall, at the request of the Administrative Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of the Loan Agreement and use its best efforts to cause the insurers to acknowledge notice of such assignment.

         SECTION 12.       Transfers and Other Liens. The Grantor shall not
(i) except as permitted by the Loan Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement and except as permitted in the Loan Agreement.

         SECTION 13. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion after and during the occurrence of a Default or an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 9), including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with subclause
         (a) above, and

                  (c) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

         SECTION 14. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause the performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by Grantor under Section 17(b).

         SECTION 15. The Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

         SECTION 16. Remedies. If any Default or Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code in effect at that time, and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of the Grantor under or in connection with the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Related Contracts. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 17) in whole or in part by the Administrative Agent against, all or any part of the Obligations, in such order and manner as the Administrative Agent may elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 17.       Indemnity and Expenses.

                  (a) The Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a non-appealable final judgment of a court of competent jurisdiction.

                  (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         SECTION 18. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 19. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including teletransmission communication) and mailed, transmitted or delivered, if to Grantor, to it at its address specified in Section 12.1 of the Loan Agreement, if to the Administrative Agent, to it at the address of the Administrative Agent specified in Section 12.1 of the Loan Agreement, or, as to any party, to it at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when teletransmitted, telegraphed, telexed, faxed or cabled, be effective when teletransmitted with receipt confirmed, delivered to the telegraph company, confirmed by telex answerback, confirmed received or delivered to the cable company, respectively, when delivered, be effective upon delivery, and when mailed, be effective upon being deposited in the mails, in each case addressed as aforesaid.

         SECTION 20. Continuing Security Interest; Assignments under Loan Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations (on or after their maturity) and all other amounts payable under this Agreement, (ii) be binding upon the Grantor, its successors and assigns and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent and its successors, transferees and assigns. Upon the indefeasible payment in full of the Obligations (on or after their maturity) and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination the Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         SECTION 21. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 23.       Governing Law; Jurisdiction; Venue; Waiver of Jury
Trial.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED THAT THE ADMINISTRATIVE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) The Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 19. Nothing in this
         Section 23(b) shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent to bring any action or proceeding against the Grantor or its properties in the courts of any other jurisdictions.

                  (c) The Grantor hereby irrevocably waives any objection it may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Agreement or the rights and obligations of the parties hereunder. The Grantor irrevocably waives, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.

                  (d) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR

         INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 23 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         SECTION 24. Waivers, Non-Exclusive Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Loan Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof or hereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right under the Loan Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof, and the exercise of any rights in this Agreement, the Loan Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. This Agreement is a Loan Document executed pursuant to the Loan Agreement.

         SECTION 25. Headings. The various headings of this Agreement are inserted for convenience only and neither limit nor amplify the provisions of this Agreement.

         SECTION 26. Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and the Loan Agreement, the terms of the Loan Agreement shall control; provided, that any provision herein which imposes additional burdens on the Grantor or further restricts the rights of the Grantor or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with the Loan Agreement and shall be given full force and effect.

         SECTION 27. Limitation of Liability. No party to this Agreement, nor any Affiliate thereof shall have any liability with respect to, any other party hereto or Affiliate thereof and each party hereby waives, releases and agrees not to sue upon, any claim for any special, indirect, punitive, exemplary or consequential damages suffered by such party in connection with, arising out of, or in any way related to this Agreement and the other Loan Documents, the transactions contemplated herein or therein, or any act, omission or event occurring in connection herewith or therewith.

         SECTION 28. Terms. All terms used, but not defined, herein shall have the respective meanings set forth in the Loan Agreement.

         IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                    GRANTOR:

                                       HEART HOSPITAL OF SAN ANTONIO, LP

                                       By: SAN ANTONIO HOSPITAL
                                           MANAGEMENT, INC., its General Partner

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                       ADMINISTRATIVE AGENT:

                                       BANK OF AMERICA, N.A., as Administrative
                                         Agent

                                       By: _____________________________________
                                           Name:  ______________________________
                                           Title: ______________________________

                                   SCHEDULE I

                              Location of Inventory
                and Chief Place of Business and Executive Office
                                   of Grantor

Chief Place of Business and Executive Office:

Inventory will be located at:

Equipment will be located at:

Evidence of Receivables will be located at:

                                   SCHEDULE II

                                   Trade Names

                                  SCHEDULE III

                              Intellectual Property

                                    EXHIBIT K
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                            FORM OF PLEDGE AGREEMENT

                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), dated as of November 7, 2002, by and among SAN ANTONIO HOLDINGS, INC., an Arizona corporation ("SAH"), SAN ANTONIO HOSPITAL MANAGEMENT, INC., a North Carolina corporation ("SAMI", individually, a "Pledgor" and collectively with SAH, the "Pledgors"), HEART HOSPITAL OF SAN ANTONIO, LP, a Texas limited partnership (the "Borrower") and BANK OF AMERICA, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Loan Agreement (as defined below).

                              STATEMENT OF PURPOSE

         WHEREAS, pursuant to the terms of the Amended and Restated Loan Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, the Lenders and the Administrative Agent, the Lenders have agreed to extend a certain credit facility to the Borrower as more particularly described therein.

         WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Pledgors guaranteed the Obligations of the Borrower under the Loan Agreement.

         WHEREAS, SAMI is a general partner of the Borrower and owns a one-percent (1%) interest in the Borrower and SAH is a limited partner of the Borrower and owns a fifty-percent (50%) interest in the Borrower. Therefore, the Pledgors and the Borrower are related financial enterprises and all loans to the Borrower will inure directly or indirectly to benefit the Pledgors.

         WHEREAS, in connection with the transactions contemplated by the Loan Agreement and as a condition precedent to the extensions of credit thereunder, the Lenders have requested, and the Pledgors have agreed to execute and deliver, this Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to execute the Loan Agreement and accept the security contemplated hereby and the Lenders to make extensions of credit under the Loan Agreement, each Pledgor hereby agrees with the Administrative Agent for the ratable benefit of itself and the Lenders as follows:

         SECTION 1.        Defined Terms.

                  (a) Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein (including the preamble and statement of purpose) are so used as so defined, and the following terms shall have the following meanings:

                  "Agreement" means this Pledge and Security Agreement, as amended, restated, supplemented or otherwise modified.

                  "Certificate of Partnership" means the certificate of domestic limited partnership of the Borrower, as amended, restated, supplemented or otherwise modified from time to time.

                  "Code" means the Uniform Commercial Code as in effect in the State of North Carolina from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Collateral" means all of the Partnership Interests, including, without limitation, all books and records relating thereto, and all Proceeds therefrom.

                  "Guaranty Agreement" means the Guaranty Agreement dated as of the date hereof executed by MedCath Corporation and certain Subsidiaries thereof in favor of Bank of America, N.A., as Administrative Agent for the ratable benefit of itself and the Lenders.

                  "Obligations" means each Pledgor's Guaranteed Obligations as defined in the Guaranty Agreement.

                  "Partnership Agreement" means the limited partnership agreement of the Borrower, as amended, restated, supplemented or otherwise modified from time to time.

                  "Perfection Certificate" means a certificate dated as of even date herewith, setting forth the corporate or other name, chief executive office or principal place of business in each state and other current locations of each Pledgor and the Borrower and such other information as the Administrative Agent deems pertinent to the perfection of security interests, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Administrative Agent, and duly certified by the chief executive or chief financial officer of each Pledgor and the Borrower so authorized to act.

                  "Partnership Interests" means the collective reference to the following (a) all partnership interests (including, without limitation, all general partnership interests) owned by each Pledgor in the Borrower and all rights relating thereto, including, without limitation, each Pledgor's capital account, each Pledgor's interest as a partner in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Borrower, each Pledgor's interest in all distributions made or to be made by the Borrower to such Pledgor and all of the other economic rights, titles and interests of each Pledgor as a partner of the Borrower (the foregoing, collectively, the "Partner Interests"), (b) all management rights and interest of each Pledgor in the Borrower and all rights relating thereto, including, without limitation, any and all rights to request additional capital contributions from any partner of the Borrower and any and all rights to restrict or limit distributions to partners or set reserves with respect assets of the Borrower available for distribution to partners of the Borrower and all of the other economic rights, titles and interests of each Pledgor as a partner of the Borrower (the foregoing, the "Management Interests"), and (c) any and all indemnification rights and voting rights arising on account of or relating to the Partner Interests or Management Interests, in the case of each of clause (a),
         (b) and (c), whether set forth in the Partnership Agreement, by separate agreement or otherwise.

                  "Permitted Liens" means Liens permitted pursuant to Section
         9.2 of the Loan Agreement.

                  "Proceeds" means all "proceeds" as such term is defined in
         Section 9-102 of the Code.

                  (b) To the extent any amendment, revision or other modification of the Code after the date hereof results in the renumbering of specific sections, revision of the order of specific sections or other changes in the organization of the Code in effect as of the date hereof, all references herein to specific sections of the Code in effect as of the date hereof shall be deemed to refer to such new section or sections which correspond to such original sections.

         SECTION 2. Pledge and Grant of Security Interest. Each Pledgor hereby grants, pledges and collaterally assigns to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a first priority security interest in all of such Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations; provided that such pledge shall be effective only to the extent that such pledge is not inconsistent with the Corporate Revolver (as defined in the Loan Agreement).

         SECTION 3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable to perform all of its duties and obligations as a partner of the Borrower to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations as a partner of the Borrower, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner of the Borrower by reason of this Agreement.

         SECTION 4. Representations and Warranties. To induce the Administrative Agent and Lenders to execute the Loan Agreement and to accept the security contemplated hereby and the Lenders to make extensions of credit under the Loan Agreement, each Pledgor hereby represents and warrants that:

                  (a) Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Collateral, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement.

                  (b) Schedule I accurately reflects such Pledgor's Partnership Interest in the Borrower and the Partnership Interest pledged by such Pledgor constitutes all of the outstanding ownership interests of such Pledgor in the Borrower.

                  (c) Upon the filing of properly completed financing or other statements in (i) with respect to SAH, the offices of the Secretary of State of Arizona, and (ii) with respect to SAMI, the offices of the Secretary of State of North Carolina, the Lien on the Collateral granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of such Pledgor.

                  (d) None of the Partnership Interests are represented by certificates.

                  (e) None of the Partnership Interests are a medium for investment which by their terms expressly provide that they are a security governed by Article 8 of the Code.

                  (f)      The "jurisdiction" of the Borrower for purposes of
         Section 8-110(d) of the Code is the jurisdiction of formation of the Borrower, as set forth in the Perfection Certificate.

         SECTION 5. Certain Covenants. Each Pledgor covenants and agrees with the Administrative Agent, for the ratable benefit of the Administrative Agent and Lenders, that from and after the date of this Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) Such Pledgor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4(c) and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) Such Pledgor will not without thirty (30) days prior written notice to the Administrative Agent (i) change its name, identity, jurisdiction of incorporation, or corporate structure, or
         (ii) permit the Borrower to change its name, identity, jurisdiction of incorporation, corporate structure, or its "jurisdiction" for purposes of Section 8-110(d) of the Code, in any such case so as to make any financing or other statement filed as provided herein become seriously misleading.

                  (c) Such Pledgor will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Loan Agreement, or (ii) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity.

                  (d) Upon reasonable request of the Administrative Agent, such Pledgor will, and will cause the Borrower to, execute such financing statements, notices of lien, notices of assignment and continuations or amendments to any of the foregoing, and other documents (and pay the costs of filing or recording the same in all public offices deemed necessary by the Administrative Agent) and do such other acts and things, including, without limitation, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Code) with respect to the Partnership Interests, all as the Administrative Agent may from time to time reasonably request to establish and maintain a valid perfected pledge and security interest in the Collateral. Each of the Pledgors and the Borrower hereby constitutes and appoints the Administrative Agent (and any of its officers) as its attorney-in-fact with full power and authority, exercisable after and during the occurrence of an Event of Default, to execute and deliver all documents necessary to perfect and keep perfected the security interests created hereby. This power of attorney hereby granted is a special power of attorney coupled with an interest and shall be irrevocable by each of the Pledgors and the Borrower.

                  (e) SAMI agrees that as general partner of the Borrower it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by the general partner under the terms of the Certificate of Partnership and the Partnership Agreement, at no cost or expense to the Administrative Agent and the Lenders. SAH agrees that as a limited partner of the Borrower it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by a limited partner under the terms of the Certificate of Partnership and the Partnership Agreement, at no cost or expense to the Administrative Agent and the Lenders.

                  (f) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any certificate, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Pledgor to the Administrative Agent, if required, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. In addition, any sums paid upon or in respect of any Collateral upon the liquidation or dissolution of the Borrower shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and upon the recapitalization or reclassification of the Borrower, any new securities issued in connection with or in exchange for any Collateral shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of any Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

                  (g) At any time and from time to time, upon the reasonable written request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor and the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                  (h) Such Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         SECTION 6.        Distributions; Voting Rights.

         (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to such Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Section 7 below, such Pledgor shall be permitted to receive all cash distributions paid in accordance with the terms of the Loan Agreement in respect of the Collateral and to exercise all voting and other rights with respect to the Collateral; provided, that no vote shall be cast or right exercised or other action taken which would (i) constitute a Default or an Event of Default or (ii) in the Administrative Agent's reasonable judgment, impair the value of the Collateral.

         (b) Without the prior written consent of the Administrative Agent, no Pledgor will (i) vote to enable, or take any other action to permit, the Borrower to issue any stock, other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, or other equity securities of any nature of the Borrower, except for additional equity interests that (A) will be subject to the security interest granted herein in favor of the Administrative Agent, the certificates of which, if any, will be promptly delivered to the Administrative Agent, (B) are contemplated to be issued by the Partnership Agreement (as in effect on the date hereof) or (C) do not exceed ten percent (10%) of the aggregate amount of equity securities of the Borrower as of the date hereof (provided that, notwithstanding the foregoing exceptions, the Pledgors, collectively, must own greater than fifty percent (50%) of the equity securities of the Borrower at all times) or (ii) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Administrative Agent to sell, assign or transfer any of the Partnership Interests or Proceeds thereof. Each Pledgor will defend the right, title and interest of the Administrative Agent in and to any Collateral against the claims and demands of all Persons whomsoever.

         SECTION 7.        Rights of the Administrative Agent.

         (a) With respect to each Pledgor, if an Event of Default shall occur and be continuing and the Administrative Agent shall give ten (10) Business Days prior written notice of its intent to exercise such rights to such Pledgor, the Administrative Agent shall have the right to receive any and all cash distributions paid in respect of the Collateral and make application thereof to the Obligations in the order set forth in the Loan Agreement, and the Administrative Agent or its nominee may thereafter exercise all voting, management and other rights pertaining to such Collateral (to the extent permitted under Applicable Law), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to such Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Borrower, the Guarantors or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         (c) Pursuant to any applicable provisions of the Code and any other applicable law, each of the Pledgors and the Borrower authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Pledgor or the Borrower in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         SECTION 8. Remedies. If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Section 7 hereof or any Applicable Law) to or upon any Pledgor, the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices (except any notice required by Section 7 hereof or any Applicable Law) are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere in a commercially reasonable manner. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it in a collateral account to be held by the Administrative Agent for the benefit of itself and the other Lenders; and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations, in the order set forth in the Loan Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-610 and Section 9-615 of the Code, need the Administrative Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them in good faith of any rights hereunder. Notice of a proposed sale or other disposition of Collateral shall be given in writing to each Pledgor and deemed reasonable and proper if given at least ten (10) Business Days before such sale or other disposition. Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

         SECTION 9.        Private Sales.

         (a) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Borrower thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

         (b) Each Pledgor further agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 9 valid and binding and in compliance with any and all other Applicable Laws.

         SECTION 10. No Subrogation. Notwithstanding any payment or payments made by any Pledgor hereunder, or any setoff or application of funds of any Pledgor by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Collateral, no Pledgor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or the other Guarantors or against any other collateral security held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall any Pledgor seek any reimbursement from the Borrower or the other Guarantors in respect of payments made by any Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent or any Lender in connection with the Collateral, until all amounts owing to the Administrative Agent and Lenders on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Pledgor in trust for the Administrative Agent, segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Administrative Agent in the exact form received by such Pledgor (duly indorsed by such Pledgor to the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

         SECTION 11.       Amendments, etc. With Respect to the Obligations.

         (a) Each Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against any Pledgor, and without notice to or further assent by any Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Borrower or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Loan Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between any Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice (except as required by the Loan Agreement) of default or nonpayment to or upon such Pledgor with respect to the Obligations.

         (b) Each Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Sections 9-210, 9-607, 9-608, 9-610, 9-615, 9-620, 9-621, 9-623, 9-624, 9-625 or 9-627 of the Code. Each Pledgor
shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

         SECTION 12. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise.

         SECTION 13. Coupled with an Interest. All powers of attorney and other authorizations granted to the Administrative Agent and any Persons designated by the Administrative Agent pursuant to any provisions of this Agreement with respect to the Collateral shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Loan Agreement has not been terminated.

         SECTION 14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 15. Section Headings. Titles and captions of Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 16. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         SECTION 17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by each of the Pledgors and Administrative Agent; provided that (a) any provision of this Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent and (b) any consent or waiver by the Administrative Agent to any amendment, supplement or modification hereto shall be subject to approval thereof by each of the Lenders or Required Lenders, as applicable, in accordance with Section 12.11 of the Loan Agreement. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.

         SECTION 18.       Governing Law, Jurisdiction, Venue and Waiver of
Jury Trial.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED THAT THE ADMINISTRATIVE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) Each Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. Each Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 19. Nothing in this Section 18(b) shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent to bring any action or proceeding against any Pledgor or its properties in the courts of any other jurisdictions.

         (c) Each Pledgor hereby irrevocably waives any objection it may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Agreement or the rights and obligations of the parties hereunder. Each Pledgor irrevocably waives, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.

         (d) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         SECTION 19. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with
Section 17 of the Guaranty Agreement.

         SECTION 20. Set-Off. Each Pledgor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time pursuant to Section 12.3 of the Loan Agreement, without notice to such Pledgor, any such notice being expressly waived by such Pledgor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Pledgor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of the such Pledgor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Pledgor, in any currency, whether arising hereunder, under the Loan Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify the such Pledgor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 20 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

         SECTION 21. Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and any Pledgor, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither any Pledgor nor the Borrower shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         SECTION 22.       Control Agreement; Acknowledgment by Borrower.

         (a) Each Pledgor hereby authorizes and instructs the Borrower to comply, and the Borrower hereby agrees to so comply, with any instruction received from the Administrative Agent in accordance with the terms of this Agreement with respect to the Collateral, without any consent or further instructions from any Pledgor or any other Person, and each Pledgor agrees that the Borrower shall be fully protected in so complying. The Borrower agrees that its agreement set forth in the preceding sentence shall be sufficient to create in favor of the Administrative Agent, for the benefit of the Lenders, "control" of the Partnership Interests within the meaning of such term under Section 8-106(c) of the Code. (Notwithstanding the foregoing, nothing in this Agreement is intended or shall be construed to mean or imply that the Partnership Interests constitute "securities" within the meaning of such term under Section 8-102(a)(15) of the Code or otherwise to limit or modify the application of Section 8-103(c) of the Code. Rather, the Administrative Agent has requested that this provision be included in this Agreement solely out of an abundance of caution in the event the Partnership Interests are, nevertheless, deemed to constitute "securities" under the Code.)

         (b) The Borrower acknowledges receipt of a copy of this Agreement and agrees to be bound thereby and to comply with the terms hereof insofar as such terms are applicable to it. The Borrower agrees to notify the Administrative Agent promptly in writing of the occurrence of the events described in Section 5(c) of this Agreement. The Borrower further agrees that the terms of Section 9 of this Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of this Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed under seal and delivered as of the date first above written.

                                       PLEDGORS:

[CORPORATE SEAL]                       SAN ANTONIO HOSPITAL
                                       MANAGEMENT, INC., as Pledgor

                                       By: _____________________________________
                                           Name:    ____________________________
                                           Title:   ____________________________

                                       SAN ANTONIO HOLDINGS, INC.,
                                       as Pledgor

                                       By: _____________________________________
                                           Name:    ____________________________
                                           Title:   ____________________________

                                       BORROWER:

[CORPORATE SEAL]                       HEART HOSPITAL OF SAN ANTONIO, LP,
                                       as Borrower

                                       By: SAN ANTONIO HOSPITAL
                                           MANAGEMENT, INC., its General Partner

                                           By: _________________________________
                                           Name:    ____________________________
                                           Title:   ____________________________

                                       ADMINISTRATIVE AGENT:

                                       BANK OF AMERICA, N.A., as Administrative
                                        Agent

                                       By: _____________________________________
                                           Name:    ____________________________
                                           Title:   ____________________________

                                   SCHEDULE I
                                    To Pledge
                                    Agreement

                      DESCRIPTION OF PARTNERSHIP INTERESTS

ISSUER:

HEART HOSPITAL OF SAN ANTONIO, LP

                                State of                   Percentage
Pledgor:                        Organization               Ownership
--------                        ------------               ----------
SAN ANTONIO HOSPITAL
MANAGEMENT, INC.                North Carolina             1% (general
                                                           partnership interest)

SAN ANTONIO                     Arizona
HOLDINGS, INC.                                             50% (limited
                                                           partnership interest)

                                    EXHIBIT L
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                            PLANS AND SPECIFICATIONS

On file with Administrative Agent

                                    EXHIBIT M
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                                     BUDGET

On file with Administrative Agent

                                    EXHIBIT N
                                       to
                       Amended and Restated Loan Agreement
                          dated as of November 7, 2002
                                  by and among
                       Heart Hospital of San Antonio, LP,
                                  as Borrower,
                           the Lenders party thereto,
                                       and
                             Bank of America, N.A.,
                             as Administrative Agent

                              STORAGE OF MATERIALS

None.

                                 Schedule 1.1(a)

                             Lenders and Commitments

--------------------------------------------------------------------------------
             LENDER                       COMMITMENT              COMMITMENT
                                          PERCENTAGE
--------------------------------------------------------------------------------
Bank of America, N.A.
IL1-231-08-30
231 South LaSalle Street
Chicago, Illinois 60604
Charlotte, North Carolina 28255           18.569484%             $5,867,956.63
Attention:  Kristine Hyde
Telephone No.:   (312) 828-1657
Telecopy No.:    (877) 206-8412

--------------------------------------------------------------------------------
Deutsche Bank Trust Company Americas
40 Kingsbridge Road
Piscataway, NJ 08854
Attention: Robert Telesca
Location: Desk 100 O                      18.569483%             $5,867,956.63
Telephone No.:    (732) 981-6005
Telecopy No.:     (732) 981-5783

--------------------------------------------------------------------------------
Wachovia Bank, National Association
301 S. College Street, 6th Floor
Charlotte, North Carolina 28288
Attention:  Michael Monte                 14.485863%             $4,577,532.71
Telephone No.:   (704) 383-1114
Telecopy No.:    (704) 383-0545

--------------------------------------------------------------------------------
GE Healthcare Financial Services
20225 Watertower Boulevard, Suite 200
Brookfield, WI  53045
Attention:  Dev Lobo                      20.796316%             $6,571,635.86
Telephone No.:   262-798-4620
Telecopy No.:    262-798-4560

--------------------------------------------------------------------------------
The Foothill Group, Inc.
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California  90404
Attention:  Ed Stearns                    11.142972%             $3,521,179.15
Telephone No.:   310-453-7376
Telecopy No.:    310-453-7470

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JPMorgan Chase Bank
270 Park Avenue, 48th Floor
New York, NY  10017
Attention:  Dawn Lee Lum                  12.257269%             $3,873,297.00
Telephone No.:   212-270-2472
Telecopy No.:    212-270-3279

--------------------------------------------------------------------------------
Fifth Third Bank (Western Ohio)
110 N. Main Street
Dayton, Ohio  45402                       4.178614%              $1,320,442.02
Attention:  Brian Bergmann
Telephone No.:   937-229-8302
Telecopy No.:    937-227-6454
--------------------------------------------------------------------------------
                                TOTAL:          100%             $  31,600,000
--------------------------------------------------------------------------------

                                 Schedule 1.1(b)

                                   Guarantors

MedCath Corporation (DE)

MedCath Holdings, Inc. (DE)

MedCath Intermediate Holdings, Inc. (DE)

MedCath Incorporated (NC)

         MedCath Diagnostics, LLC (NC)
                  Heart Research Centers International, LLC (NC)
                  MedCath Nuclear Services, LLC (NC)

         MedCath Cardiology Consulting & Management, Inc. (AZ)
                  MedCath Management of Ohio, Inc. (OH)
                  WMS Management, Inc. (OH)

         Austin MOB, Inc. (NC)

         Metuchen Nuclear Management, LLC (NC)

         San Antonio Hospital Management, Inc. (NC)

         San Antonio Holdings, Inc. (NC)

                                 SCHEDULE 1.1(c)

                            RELATED CREDIT DOCUMENTS

1. Amended and Restated Loan Agreement dated as of July 27, 2001 (as amended, restated, supplemented or otherwise modified, the "DTO Loan Agreement") by and among Heart Hospital of DTO, LLC, as Borrower, the Lenders who are or may become party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent.

2. Amended and Restated Loan Agreement dated as of July 27, 2001 (as amended, restated, supplemented or otherwise modified, the "Little Rock Loan Agreement") by and among MedCath of Little Rock, L.L.C., as Borrower, the Lenders who are or may become party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent.

3. Amended and Restated Loan Agreement dated as of July 27, 2001 (as amended, restated, supplemented or otherwise modified, the "BK Loan Agreement") by and among Heart Hospital of BK, L.L.C., as Borrower, the Lenders who are or may become party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent.

4. Amended and Restated Loan Agreement dated as of November 21, 2001 (as amended, restated, supplemented or otherwise modified, the "Harlingen Loan Agreement") by and among Harlingen Medical Center, Limited Partnership, as Borrower, the Lenders who are or may become party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent.

5. Amended and Restated Loan Agreement dated as of April 24, 2002 (as amended, restated, supplemented or otherwise modified, the "Louisiana Loan Agreement") by and among Louisiana Heart Hospital, LLC, as Borrower, the Lenders who are or may become party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent.

                                 SCHEDULE 1.1(d)

                           RELATED GUARANTY AGREEMENTS

1. Guaranty Agreement dated as of July 27, 2001 (as amended, restated, supplemented or otherwise modified, the "DTO Guaranty Agreement") made by MedCath Corporation and certain Subsidiaries thereof who are or may become party thereto in favor of Bank of America, N.A., as Administrative Agent for the retable benefit of itself and the Lenders from time to time party to the DTO Loan Agreement.

2. Guaranty Agreement dated as of July 27, 2001 (as amended, restated, supplemented or otherwise modified, the "Little Rock Guaranty Agreement") made by MedCath Corporation and certain Subsidiaries thereof who are or may become party thereto in favor of Bank of America, N.A., as Administrative Agent for the ratable benefit of itself and the Lenders from time to time party to the Little Rock Loan Agreement.

3. Guaranty Agreement dated as of July 27, 2001 (as amended, restated, supplemented or otherwise modified, the "BK Guaranty Agreement") made by MedCath Corporation and certain Subsidiaries thereof who are or may become party thereto in favor of Bank of America, N.A., as Administrative Agent for the ratable benefit of itself and the Lenders from time to time party to the BK Loan Agreement.

4. Guaranty Agreement dated as of November 21, 2001 (as amended, restated, supplemented or otherwise modified, the "Harlingen Guaranty Agreement") made by MedCath Corporation and certain Subsidiaries thereof who are or may become party thereto in favor of Bank of America, N.A., as Administrative Agent for the ratable benefit of itself and the Lenders from time to time party to the Harlingen Loan Agreement.

5. Guaranty Agreement dated as of April 24, 2002 (as amended, restated, supplemented or otherwise modified, the "Louisiana Guaranty Agreement") made by MedCath Corporation and certain Subsidiaries thereof who are or may become party thereto in favor of Bank of America, N.A., as Administrative Agent for the ratable benefit of itself and the Lenders from time to time party to the Louisiana Loan Agreement.

                                 SCHEDULE 5.1(b)

                                 CAPITALIZATION

--------------------------------------------------------------------------------
               OWNER                                 PERCENTAGE INTEREST
--------------------------------------------------------------------------------
Management Company                                       General - 1%
--------------------------------------------------------------------------------
S.A.H.H. Hospital Management, LLC                        General - 1%
--------------------------------------------------------------------------------
San Antonio Holdings, Inc.                              Limited - 50%
--------------------------------------------------------------------------------
S.A.H.H. Investment Group, Ltd.                         Limited - 48%
--------------------------------------------------------------------------------

                                 SCHEDULE 5.1(l)

                               MATERIAL CONTRACTS

Borrower:

- Limited Partnership Agreement of the Borrower, as amended from time to time.

- Management Services Agreement, dated September 30, 2001, between Borrower and San Antonio Hospital Management, Inc., as may be amended from time to time.

- Agreement for Architectural Services dated January 21, 2002, between Odell Associates Inc., as may be amended from time to time.

- Standard Form Agreement dated March 4, 2002, between Borrower and Faulkner Construction Inc., and converted by letter agreement dated September 23, 2002, as may be amended from time to time.

-        Loans noted with an asterisk (*) on Schedule 5.1(s).

Guarantors:

         Debt Obligations:

-        Commitment Agreement.

- Credit Agreement dated as of July 31, 1998, among MedCath Intermediate Holdings, Inc., Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent and Collateral Agent, NationsBanc Montgomery Securities, LLC, as Arranger and Syndication Agent, and the Lenders named from time to time in the principal amount of $100,000,000.

- Loan dated December 10, 1997 from MetLife Capital to MedCath Incorporated in the principal amount of $7,000,000.

         General Guaranty Obligations:

- Subsidiary Guaranty Agreement dated as of July 31, 1998, among the Guarantors named therein, Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent and Collateral Agent, NationsBanc Montgomery in the principal amount of $100,000,000.

- Guaranty provisions in the Loan Agreement dated as of June 29, 2000, among Bank of America, N.A., as Administrative Agent, Heart Hospital of South Dakota, LLC, the Lenders named therein, and the Guarantors named therein in the principal amount of $32,618,000.

-        Related Guaranty Agreements as set forth on Schedule 1.1(d).

         MedCath Incorporated Guaranty Obligations

- Guaranty dated October 10, 1998, by MedCath, Inc. in favor of Health Care Property Investors in the principal amount of $35,100,000.

- Guaranty dated March 2, 2000, by the Guarantors named therein to Heller Financial Leasing, Inc. in the principal amount of $24,660,333

- Guaranty dated October 1, 1999, by the Guarantors named therein in favor of HealthCare Property Investors, Inc. in the principal amount of $25,500,000

- Guaranty Agreement dated as of July 18, 1996 by MedCath Incorporated in favor of Capstone Capital Corporation in the principal amount of $17,800,000.

- Loan dated June 1, 1996, from Prime Leasing to MedCath of Little Rock, L.L.C. in the principal amount of $16,000,000.

-        Loan dated March 1, 1998, from US Bancorp to MedCath of Tucson, L.L.C.
         in the principal amount of $11,961,000

- Loan dated March 31, 1998 from DVI Financial Services to Arizona Heart Hospital, LLC in the principal amount of $12,292,386.

- Loan dated December 1, 1998 from DVI Financial Services to Heart Hospital of Austin, LLC in the principal amount of $18,000,000.

- Loan dated October 1, 1998 from GE Medical Systems to Heart Hospital of BK, L.L.C. in the principal amount of $5,000,000.

- Loan dated October 1, 1998, from GE Medical Systems to Heart Hospital of BK, L.L.C. in the principal amount of $10,000,000.

- Loan dated August 1, 1999 from DVI Financial Services to Heart Hospital of New Mexico, L.L.C. in the principal amount of $17,500,000.

- Loan dated October 1, 1998 from Siemans Credit Corp. to Heart Hospital of DTO, LLC in the principal amount of $17,000,000.

- Loan dated March 21, 2001, from Siemans to Heart Hospital of South Dakota, LLC in the principal amount of $16,000,000.

-        Loan from GE Leases to MedCath Diagnostics, LLC

-        Loan from First Citizens to Wilmington Diagnostics

                                 SCHEDULE 5.1(s)

                          DEBT AND GUARANTY OBLIGATIONS

---------------------------------------------------------------------------------------------------
           BORROWER                        LENDER                 DATE                 AMOUNT
---------------------------------------------------------------------------------------------------
Heart Hospital of San Antonio,      MedCath Incorporated     November ____, 2002    Face amount of
LP                                                                                  $9,000,000 may
                                                                                    advance up to
                                                                                    $12,000,000
---------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.1(t)

                                   LITIGATION

1. While the following litigation is not anticipated to have a Material Adverse Effect on the Borrower or its operations, Borrower desires that Lender be aware that Methodist Healthcare System of San Antonio, Ltd. ("MHS") in San Antonio that is using the name "Heart Hospital of South Texas" has filed suit on August 28, 2002 against the Borrower in the U.S. District Court for the Western District of Texas, San Antonio Division (Cause No. SA02CA0838EP) claiming that Borrower's use of the name "Heart Hospital of San Antonio" is confusingly similar to MHS's name and asking that the Court require the Borrower to change the name of its hospital.

                                  SCHEDULE 9.8

                     PERMITTED TRANSACTIONS WITH AFFILIATES

Loan shown on Schedule 5.1(s).